Registration No. 333-105441
811-04633
As Filed with the Securities and Exchange Commission on October 15, 2008

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933          [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No._9___         [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No._38___          [ X ]

Sun Life (N.Y.) Variable Account D
Registrant

Sun Life Insurance and Annuity Company of New York
Depositor

60 East 42nd Street, Suite 1115
New York, New York 10165
Depositor's Address

1-866-702-6998
Depositor's Telephone Number

Sandra DaDalt
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on November 3, 2008 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on May 1, 2008 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Futurity Survivorship II Variable Universal Life Insurance
Sun Life (N.Y.) Variable Account D
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy
Prospectus
November 3, 2008

This prospectus describes a last survivor combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Insurance and Annuity Company of New York ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life (N.Y.) Variable Account D, one of our separate accounts.  The Policy is being offered as an individual policy.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Sub-Accounts and a Fixed Account Option.  The Sub-Accounts in the Variable Account invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	AIM V.I. Capital Appreciation Fund (Series I Shares)
BlackRock Global Allocation V.I. Fund (Class III)	AIM V.I. Core Equity Fund (Series I Shares)*
Fidelity VIP Balanced Portfolio (Service Class 2)	AllianceBernstein VPS Growth and Income Portfolio (Class B)
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)	AllianceBernstein VPS Wealth Appreciation Strategy Portfolio (Class B)
MFS® Total Return Portfolio (Initial Class)	Fidelity VIP Contrafund® Portfolio (Service Class)
SCSM Ibbotson Balanced Fund (Initial Class)####	Fidelity VIP Growth Portfolio (Service Class)
SCSM Ibbotson Growth Fund (Initial Class)####	Fidelity VIP Index 500 Portfolio (Service Class)
SCSM Ibbotson Moderate Fund (Initial Class)####	Goldman Sachs VIT Structured U.S. Equity Fund
Van Kampen UIF Equity & Income Portfolio (Class II Shares)	Lord Abbett Series Fund – Growth and Income Portfolio (Class VC)
EMERGING MARKETS BOND	MFS® Capital Appreciation Portfolio (Initial Class)*
PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class)	MFS® Growth Portfolio (Initial Class)*#
HIGH YIELD BOND	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)
MFS® High Yield Portfolio (Initial Class)	MFS® Blended Research Core Equity Portfolio (Initial Class)
PIMCO VIT High Yield Portfolio (Administrative Class)	MFS® Value Portfolio (Initial Class)
SCSM PIMCO High Yield Fund (Initial Class)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
INFLATION-PROTECTED BOND	SCSM Davis Venture Value Fund (Initial Class)
PIMCO VIT Real Return Portfolio (Administrative Class)	SCSM WMC Large Cap Growth Fund (Initial Class)
SCSM BlackRock Inflation Protected Bond Fund (Initial Class)	SCSM Lord Abbett Growth & Income Fund (Initial Class)
INTERMEDIATE TERM BOND	SCSM Oppenheimer Large Cap Core Fund (Initial Class)###
MFS® Government Securities Portfolio (Initial Class)	T. Rowe Price Blue Chip Growth Portfolio
PIMCO VIT Total Return Portfolio (Administrative Class)	Van Kampen LIT Growth and Income Portfolio (Class I Shares)
SCSM PIMCO Total Return Fund (Initial Class)	REAL ESTATE EQUITY
Sun Capital Investment Grade Bond Fund ® (Initial Class)	Sun Capital Global Real Estate Fund® (Initial Class)##
INTERNATIONAL/GLOBAL EQUITY	SHORT TERM BOND
AIM V.I. International Growth Fund (Series I Shares)	PIMCO VIT Low Duration Portfolio (Administrative Class)
Fidelity VIP Overseas Portfolio (Service Class)	SCSM Goldman Sachs Short Duration Fund (Initial Class)
MFS® International Growth Portfolio (Initial Class)	MID CAP EQUITY
SCSM AllianceBernstein International Value Fund (Initial Class)	AIM V.I. Dynamics Fund (Series I Shares)*
Templeton Foreign Securities Fund (Class 2)	Alger American MidCap Growth Portfolio (Class O)
Templeton Growth Securities Fund (Class 2)	Delaware VIP Growth Opportunities Series (Standard Class)
MONEY MARKET	Dreyfus MidCap Stock Portfolio (Initial Shares)
Fidelity VIP Money Market Portfolio (Service Class)	Goldman Sachs VIT Mid Cap Value Fund**
SMALL CAP EQUITY	Lord Abbett Series Fund – Mid-Cap Value Portfolio (Class VC)
AIM V.I. Small Cap Equity Fund (Series I Shares)*	SCSM WMC Blue Chip Mid Cap Fund (Initial Class)
DWS Dreman Small Mid Cap Value VIP Portfolio (Class A)	SCSM Goldman Sachs Mid Cap Value Fund (Initial Class)
DWS Small Cap Index VIP Fund (Class B)	Van Kampen UIF Mid Cap Growth Portfolio (Class II Shares)
MFS® New Discovery Portfolio (Initial Class)	Van Kampen UIF U.S. Mid Cap Value Portfolio (Class II Shares)
SCSM AIM Small Cap Growth Fund (Initial Class)	SPECIALTY/SECTOR EQUITY
SCSM Dreman Small Cap Value Fund (Initial Class)	AllianceBernstein VPS Global Technology Portfolio (Class B)*
SCSM Oppenheimer Main Street Small Cap Fund (Initial Class)	MFS® Utilities Portfolio (Initial Class)
THIS POLICY IS ONLY AVAILABLE FOR SALE THROUGH DECEMBER 31, 2008.
Invesco Aim Advisors, Inc. advises the AIM Funds and advisory entities affiliated with Invesco Aim Advisors, Inc. subadvise the AIM Funds.  Invesco Aim Advisors, Inc. subadvises SCSM AIM Small Cap Growth Fund.  Fred Alger Management, Inc. advises the Alger American MidCap Growth Portfolio. AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios and subadvises the SCSM AllianceBernstein International Value Fund.  BlackRock Advisers, LLC advises the BlackRock Global Allocation V.I. Fund (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as subadvisers).  BlackRock Financial Management, Inc. subadvises SCSM BlackRock Inflation Protected Bond Fund.  Delaware Management Company advises the Delaware VIP Growth Opportunities Series.  Dreyfus Corporation advises the Dreyfus MidCap Stock Portfolio.  Dreman Value Management, LLC subadvises SCSM Dreman Small Cap Value Fund.  Deutsche Asset Management, Inc. advises the DWS Small Cap Index VIP Fund.  Deutsche Investment Management Americas Inc. advises the DWS Dreman Small Mid Cap Value VIP Portfolio.  Fidelity Management & Research Company advises the Fidelity Portfolios.  Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the Fund:  Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds and subadvises SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Ibbotson Associates, Inc. subadvises SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund and SCSM Ibbotson Moderate Fund.  Lord, Abbett & Co. LLC advises the Lord Abbett Series Funds and subadvises SCSM Lord Abbett Growth & Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios.  Morgan Stanley Investment Management Inc. advises the Van Kampen UIF Portfolios.  OppenheimerFunds, Inc. advises the Oppenheimer Capital Appreciation Fund/VA and subadvises the SCSM Oppenheimer Main Street Small Cap Fund and the SCSM Oppenheimer Large Cap Core Fund.  Pacific Investment Management Company LLC advises the PIMCO Portfolios and subadvises SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Select Advisers, L.P. subadvises SCSM Davis Venture Value Fund.  Wellington Management Company, LLP subadvises SCSM WMC Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund.  Templeton Investment Counsel, LLC advises Templeton Foreign Securities Fund.  Templeton Global Advisors Limited advises Templeton Growth Securities Fund.  T. Rowe Price Associates, Inc. advises T. Rowe Price Blue Chip Growth Portfolio.  Van Kampen Asset Management advises Van Kampen LIT Growth and Income Portfolio.
*On and after August 6, 2004, AIM V.I. Core Equity Fund, AllianceBernstein VPS Global Technology Portfolio, AIM V.I. Dynamics Fund, AIM V.I. Small Cap Equity Fund, MFS® Capital Appreciation Portfolio and MFS® Growth Portfolio are not open to new premium or transfers.
**On and after May 1, 2006, Goldman Sachs Mid Cap Value Fund is closed to new premium or transfers.
#On May 1, 2008, MFS® Emerging Growth Portfolio changed its name to MFS® Growth Portfolio.
##On May 1, 2008, Sun Capital Real Estate Fund changed its name to Sun Capital Global Real Estate Fund®.
###On May 1, 2008, Sun Capital All Cap Fund changed its name to SCSM Oppenheimer Large Cap Core Fund.
####These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.  These investment options may be more expensive than Funds that do not invest in other Funds.

Sun Life Insurance and Annuity Company of New York
Service Office:  One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(866) 702-6998

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Topic	Page

Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
Sun Life Insurance and Annuity Company of New York [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Our General Account [INSERT PAGE NUMBER]
Investment Programs [INSERT PAGE NUMBER]
Dollar Cost Averaging [INSERT PAGE NUMBER]
Asset Rebalancing [INSERT PAGE NUMBER]
Asset Allocation [INSERT PAGE NUMBER]
About the Policy [INSERT PAGE NUMBER]
Policy Application, Issuance and Initial Premium [INSERT PAGE NUMBER]
Right of Return Period [INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
Premium [INSERT PAGE NUMBER]
Net Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Changes in SFA and SIA [INSERT PAGE NUMBER]
Minimum Changes [INSERT PAGE NUMBER]
Increases [INSERT PAGE NUMBER]
Decreases [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrenders and Surrender Charges [INSERT PAGE NUMBER]
Partial Withdrawals [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value of the Sub-Accounts [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Minimum Premium Test (No-Lapse Guarantee) [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Charges and Deductions [INSERT PAGE NUMBER]
Expense Charges Applied to Premium [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
Monthly Cost of Insurance Rates [INSERT PAGE NUMBER]
Other Charges and Deductions [INSERT PAGE NUMBER]
Reduced Charges [INSERT PAGE NUMBER]
Maturity Date Extension [INSERT PAGE NUMBER]
Supplemental Benefits [INSERT PAGE NUMBER]
Maturity Extension With Full Death Benefit Rider [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Reinstatement [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Rights of Owner [INSERT PAGE NUMBER]
Rights of Beneficiary [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Misstatement of Age or Sex [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Report to Owner [INSERT PAGE NUMBER]
Performance Information [INSERT PAGE NUMBER]
Portfolio Performance [INSERT PAGE NUMBER]
Adjusted Non-Standardized Portfolio Performance [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Tax Return Disclosure [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Glossary of Terms [INSERT PAGE NUMBER]
Table of Death Benefit Percentages [INSERT PAGE NUMBER]
Privacy Policy 44

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund.

Premium Payments

-	Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	You may allocate your net premium payments among the Policy's available Investment Options.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account and the Fixed Account Option with respect to the Policy.

The Policy's Account Value will reflect-

-the premiums You pay;

-the investment performance of the Sub-Accounts You select, and/or the interest credited to the Fixed Account Option;

-any loans or partial withdrawals;

-the charges we deduct under the Policy.

Accessing the Policy’s Account Value

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value.  Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt.  The surrender charge period ends 14 years after You purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year.  A partial withdrawal will cause a decrease in the Specified Face Amount and any Supplemental Insurance Amount of the Policy if your death benefit option is Option A.  Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit

If the Policy is in force at the time we receive due proof of both Insureds' death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount ("SFA") is the minimum amount of life insurance in the Policy.  Supplemental Insurance Amount ("SIA") is the amount of supplemental life insurance You elect.

SIA has separate charges associated with it.  At this time, those charges are lower than SFA charges for the same coverage.  If SIA is combined with SFA, the same amount of premium paid for the combined coverage as compared to all SFA coverage will generate faster cash value accumulation within the Policy.

At issue, the SFA may have a No-Lapse Guarantee Period as long as 20 years.  SIA's No-Lapse Guarantee Period is limited to five years.  Also, SIA will terminate at the policy anniversary on which the younger Insured is Attained Age 100.  SFA will continue beyond the policy anniversary on which the younger Insured is Attained Age 100 provided there is cash value in the Policy on that date.

-	You have a choice of two death benefit options-

-	the SFA plus any SIA; or

-	the sum of the SFA, any SIA and the Account Value of the Policy.

-	For each option, the death benefit may be greater if necessary to satisfy federal tax laws.

-	After the first Policy Year, You may

-	change your death benefit option;

-	add a SIA;

-	decrease the SIA; or

-	increase the SFA and any SIA.

-	After the fourth Policy Year, You may decrease the SFA to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account Option.

You may transfer amounts from one Sub-Account to another or to the Fixed Account Option, subject to any limits that we or the Funds may impose.  We will notify you in writing of any such limitations.

You may transfer amounts from the Fixed Account Option, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

You may supplement the Policy with a maturity extension with full death benefit rider.  We will deduct the cost of the rider from the Policy's Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

We have established a variable separate account to fund the variable benefits under the Policy.

The assets of the variable separate account are free from our general creditor's claims.

The variable separate account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the variable separate account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected.  These conditions include, but are not limited to

-inflationary forces,

-changes in rates of return available from different types of investments,

-changes in employment rates and

-the presence of international conflict.

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years.  Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

What If Charges and Deductions Exceed Cash Surrender Value?

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Cash Surrender Value at the beginning of any Policy Month is less than the charges and deductions then due.

We will send You notice and allow You a 61 day Grace Period.

If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the ages of the Insureds.  For the SFA, the No-Lapse Guarantee Period may not exceed 20 years.  For the SIA, the No-Lapse Guarantee Period may not exceed five years.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that you should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium[1] (3.25% of this Charge is used for state and federal tax obligations) Maximum Charge: Current Charge:	Upon premium receipt	(as a % of premium) 8.00% 6.00%
Surrender Charge Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, Issue Age 55/ female, Issue Age 55, Policy Year 1)	Upon policy surrender before the fifteenth Policy Year and upon surrender of a Policy increase before fourteen years have elapsed from the increase effective date	(per $1000 of SFA) $43.80[2] $0.21[2] $15.54
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for SFA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/ female, preferred, non-tobacco, Issue Age 55, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of SFA Net Amount at Risk) $1000.00[4] $0.01[4] $0.07
Cost of Insurance for SIA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/ female, preferred, non-tobacco, Issue Age 55, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of SIA Net Amount at Risk) $1000.00[4] $0.01[4] $0.07
Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	At the beginning of each Policy Month	(on the assets allocated to the Investment Options in the Variable Account) 0.60% 0.20%

Monthly Expense Charge[6] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (Issue Age 55)	At the beginning of each Policy Month	(per $1000 of SFA and SIA) $4.20 $0.48 $1.68
Loan Interest[7]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%
Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk) $20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Maturity Extension With Full Death Benefit Rider[8] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (Issue Age 55)	At the beginning of each Policy Month	(per $1000 of SFA Net Amount at Risk) $7.92 $0.12 $0.24

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)	Minimum	Maximum
Total Annual Fund Expense (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	2.15%

1The elements making up the Expense Charge Applied to Premium are discussed on page 25.  The Charge is deducted from premium received.
2The maximum charge possible is for an Insured male, Issue Age 75 and an Insured female, Issue Age 75, Policy Year 1.  The minimum charge possible is for two Insured females, Issue Age 20, Policy Year 14.  The surrender charge varies based on the SFA, the length of time the Policy has been in force and each Insured's age and sex. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
3It is assumed the Owner and the Insureds are the same person.
4The numbers are annualized charges although deducted on a monthly basis.  The maximum charge possible is for two Insured males, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for two Insured females, preferred, non-tobacco, Issue Age 25, Policy Year 1.  The cost of insurance charge varies based on the length of time the Policy has been in force and each Insured's age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
5The annual percentage rate is shown in the table.  The charge is deducted on a monthly basis.
6The per $1000 of SFA applies for the first 10 Policy Years and for the first 10 Policy Years following the date of any increase in SFA.  The maximum charge possible is for two Insureds, Issue Age 85.  The minimum charge possible is for two Insureds, Issue Age 20.  The monthly expense charge varies based on Issue Age.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
7Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  It is 4.0% in Policy Years 1-10 and 3% thereafter.  See page 20 for additional detail regarding Loan Interest.
8The numbers are annualized charges although deducted on a monthly basis.  The maximum charge possible is for two Insureds, Issue Age 85.  The minimum charge possible is for two Insureds, Issue Age 20.  Charges vary by Issue Age only.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

Sun Life Insurance and Annuity Company of New York

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983.  Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165.  We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors.  The Variable Account may be used to fund benefits payable under life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under those policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.  All amounts allocated to a Sub-Account will be used to purchase shares of the corresponding mutual fund.  The Sub-Accounts will at all times be fully invested in mutual fund shares.  The Variable Account may contain certain sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses").  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling (866) 702-6998, or writing to us at our Service Office, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds’ investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.

Some of the Funds’ investment advisers may compensate us for administering the Funds as investment options under the Policy.  Such compensation is paid from advisers’ assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts.  Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values.  These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account.  Thus, you indirectly bear the fees and expenses of the Funds You select.  The table presented earlier shows annual expenses paid by the Funds as a percentage on average daily net asset value of each Fund.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account Option is not a security and the general account is not an investment company.  Interests in our general account offered through the Fixed Account Option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account Option and may transfer a portion of your investments in the Sub-Accounts to the Fixed Account Option.  You may also transfer a portion of your investment in the Fixed Account Option to any of the variable Sub-Accounts.  Transfers may be subject to certain restrictions.  Please see pages 20-23 for more detail regarding transfer restrictions.

An investment in the Fixed Account Option does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging.  You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or you elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing.  Once your money has been allocated among the Investment Options, the earnings may cause the percentage invested in each Investment Option to differ from your allocation instructions.  You can direct us to automatically rebalance the policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Investment Option allocations are less than $1,000.

There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to modify, suspend or terminate this program at anytime.  We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation.  One or more asset allocation investment programs may be made available in connection with the Policy, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.  Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.  If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether you wish to change your percentage allocations.

About the Policy

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Service Office.  We may then follow certain underwriting procedures designed to determine the insurability of each proposed Insured.  We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangement.  The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any.  The Specified Face Amount generally may not be decreased below $250,000—the "Minimum Specified Face Amount."  While your application is being reviewed, we may make available to you temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment.  The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions. Pending approval of your application, any advance payments will be held in our general account.  Upon approval of the application, we will issue to You a Policy on the lives of the Insureds.  The Issue Date is the date we produce the Policy on our system and is specified in the Policy.  A specified minimum Initial Premium is due and payable as of the Issue Date of the Policy.  The Investment Start Date is the date the first premium is applied, which will be the later of-

-	the Issue Date, or

-	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Service Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period").  A Policy returned under this provision will be deemed void.  You will receive a refund equal to the sum of all premium payments made with interest at the then rate paid by the Company on comparable fixed life insurance policies.  We will allocate the net premium payments to our general account.  Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the general account will be transferred to the Investment Options in accordance with your allocation instructions.

Premium Payments

All premium payments must be made payable to Sun Life Insurance and Annuity Company of New York and mailed to our Service Office.  The Initial Premium will be due and payable as of the Policy's Issue Date.  The minimum Initial Premium is, generally, two Minimum Monthly Premiums.  The amount of Minimum Monthly Premium is determined by the SFA, SIA, death benefit option election, optional rider election and risk and underwriting classification of the Insureds.  Additional premium payments may be paid to us subject to the limitations described below.

Premium.  No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

SFA and SIA increases and decreases will impact the level of premium You need to pay to maintain coverage.  Your financial adviser can provide an illustration showing the effect on premium funding of SFA and SIA changes.

Net Premiums.  The net premium is the amount You pay as the premium less the Expense Charges Applied to Premium.  The Expense Charges Applied to Premium is a sales load and covers Federal and State tax liabilities related to premium.

Allocation of Net Premium.  Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages.  You must allocate at least 1% of net premium to any Investment Option You choose.  Percentages must be in whole numbers.  We reserve the right to limit the number of Investment Options to which You may allocate your Account Value to not more than 20 Investment Options.  You may change your allocation percentages at any time by telephone or written request to our Principal Office.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone.  An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums.  While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits.  We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Surviving Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of each Insured's death.  The amount payable will be:

-	the amount of the selected death benefit option, plus

-	any amounts payable under any supplemental benefit riders added to the Policy, minus

-	the value of any Policy Debt on the date of the Surviving Insured's death, minus

-	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum.

You may select between two death benefit options.  You may change the death benefit option after the first Policy Year.

Option A. Under this option, the death benefit is-

-the Policy's SFA plus the SIA on the date of the Surviving Insured's death; or, if greater,

-the Policy's Account Value on the date of the Surviving Insured's death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if You want the death benefit to remain level over time. Option B. Under this option, the death benefit is-

-the sum of the SFA, SIA and Account Value of the Policy on the date of the Surviving Insured's death; or, if greater,

-the Policy's Account Value on the date of the Surviving Insured's death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if You want your death benefit to change with the Policy's Account Value.  There is no charge related to the election of Option B.  As Option B includes the Policy's Account Value, the death benefit will be impacted in a positive or negative manner by the premiums You pay, the investment performance of the Sub-Accounts You select, the interest credited to the Fixed Account Option, any loans, partial withdrawals and the charges we deduct under the Policy.  For example, the death benefit may be less if there is

-minimum premium funding,

-poor investment performance of the Sub-Accounts You select,

-minimum interest credited to the Fixed Account Option,

-an unpaid loan,

-a partial withdrawal and/or

-maximum charge deductions.

Both Insureds must be alive to change the death benefit option from Option A to Option B.  To determine applicable future fees and charges, if you change from Option B to Option A, an increase equal to the Policy's Account Value on the effective date of the change will be applied as follows:  First, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second, to the initial SIA if it remains in force; lastly, to the initial SFA.  Evidence of insurability is not required.  To determine applicable future fees and charges, if You change from Option A to Option B, a decrease equal to the Policy's Account Value on the effective date of the change will be applied as follows:  First, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second, to the initial SIA if it remains in force; lastly, to the initial SFA.

Changes in SFA and SIA

You may increase or decrease the SFA and SIA of the Policy within certain limits.  Both Insureds must be alive to increase the SFA or SIA.

Minimum Changes.  Each increase in the SFA and SIA must be at least $50,000.  We reserve the right to change the minimum amount by which You may change the SFA and SIA.

Increases.  After the first policy anniversary, You may request an increase in the SFA and SIA.  You must provide satisfactory evidence of each Insured's insurability.  The cost of insurance charges and monthly expense charges applicable to an increase in SFA and SIA may be higher or lower than those charged on the original sums if an Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Both Insureds must be alive at the time of the increase.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if either Insured's Attained Age is greater than 80 on the effective date of the increase.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increase SFA and SIA.

Decreases.  The SIA can be decreased after the first policy anniversary.  The SFA can be decreased after the fourth policy anniversary.  A decrease will become effective at the beginning of the next Policy Month following our approval of your request.  The SFA after the decrease must be at least $250,000.  Surrender charges will apply to decreases in the SFA during the surrender charge period except for decreases in the SFA resulting from a change in the death benefit option or a partial withdrawal.

We will apply a decrease in SFA and any SIA in the following order-

-first, to the most recent increase in SIA;
-second, to the next most recent increases in SIA, in reverse chronological order;
-third, to the initial SIA;
-fourth, to the most recent increase in SFA;
-fifth, to the next most recent increase in SFA, in reverse chronological order; and
-lastly, to the initial SFA.

Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while either Insured is living.  If You do, the insurance coverage and all other benefits under the Policy will terminate.  If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.  Cash Surrender Value is the Policy's Account Value less the sum of-

-the outstanding balance of any Policy Debt; and

-any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the SFA during the surrender charge period.  There are separate surrender charges for the initial SFA and any increase in the SFA You request.  The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.  We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.  If You surrender the Policy in the first 14 years or within the first 14 years after an increase in the SFA, we will apply a surrender charge to the initial SFA and to each increase in the SFA, other than an increase resulting from a change in the death benefit option.   The surrender charge will be calculated separately for the initial SFA and each increase in the SFA.  The surrender charge will be an amount based on certain factors, including the Policy's SFA, the Policy's duration and each Insured's age and sex.  The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of SFA (Male/Female Insured Pair)
Issue Ages 35 & 35 $5.52	Issue Ages 45 & 45 $9.30	Issue Ages 55 & 55 $15.54
Issue Ages 65 & 65 $26.25	Issue Ages 75 & 75 $43.80	Issue Ages 85 & 85 $36.40

The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

	Surrender Charge (as a Percentage of the First Year Surrender Charge) Issue Ages
Year	35&35	45&45	55&55	65&65	75&75	85&85
1	100.000	100.000	100.000	100.000	100.000	100.000
2	100.000	100.000	100.000	100.000	90.000	90.000
3	100.000	100.000	100.000	100.000	80.000	80.000
4	100.000	100.000	100.000	100.000	75.000	75.000
5	100.000	100.000	100.000	100.000	70.000	70.000
6	90.000	90.000	90.000	90.000	60.000	60.000
7	80.000	80.000	80.000	80.000	50.000	50.000
8	70.000	70.000	70.000	70.000	40.000	40.000
9	60.000	60.000	60.000	60.000	30.000	30.000
10	50.000	50.000	50.000	50.000	15.000	15.000
11	40.000	40.000	40.000	40.000	0.000	0.000
12	30.000	30.000	30.000	30.000	0.000	0.000
13	20.000	20.000	20.000	20.000	0.000	0.000
14	10.000	10.000	10.000	10.000	0.000	0.000
15+	0.000	0.000	0.000	0.000	0.000	0.000

A surrender charge will be applied for each decrease in the SFA, except for decreases in the SFA resulting from a change in death benefit option or partial withdrawal.

On a decrease in the initial SFA, You will pay a proportion of the full surrender charge based on the ratio of the Specified Face Amount decrease to the initial SFA.  The surrender charge You pay on a decrease that is less than the full amount of an increase in SFA will be calculated on the same basis.  Future surrender charges will be reduced by any applicable surrender charges for a decrease in the SFA.  You may allocate any surrender charges resulting from a decrease in the SFA among the Investment Options.  If You do not specify the allocation, then the surrender charges will be allocated proportionally among the Investment Options in excess of any Policy Debt.

Partial Withdrawals

You may make a partial withdrawal of the Policy once each Policy Year after the first Policy Year by written request to us.  Each partial withdrawal must be for at least $500, and no partial withdrawal may be made-

-during Policy Years 2-10 for more than 20 percent of your Cash Surrender Value at the end of the first Valuation Date after we receive your request or

-thereafter for more than your Cash Surrender Value.

If the applicable death benefit option is Option A and You make a partial withdrawal, the SFA and any SIA will be decreased by the amount of the partial withdrawal.  We will apply the SFA and SIA decrease to the initial SFA and SIA and to each increase in the SFA and SIA in the following order-

-first, to the most recent increase of either SFA or SIA;

-second, to the next most recent increases of either SFA or SIA, in reverse chronological order; and

-third, to the initial SIA and then to the initial SFA.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Investment Options in excess of any Policy Debt.  We will not accept requests for a partial withdrawal if the SFA remaining in force after the partial withdrawal would be less than the minimum SFA.  A partial withdrawal will be allocated to a Sub-Account at the Unit Value of that Sub-Account next determined after receipt of the partial withdrawal request. A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.  The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value.  During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test.

You may allocate the policy loan among the Investment Options.  If You do not specify the allocation, then the policy loan will be allocated proportionally among the Investment Options in excess of any Policy Debt.  Loan amounts allocated to the Sub-Accounts will be transferred to the Fixed Account Option.  We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account Option.

Interest on the policy loan will accrue daily at 4.0% annually during Policy Years 1 through 10 and 3.0% annually thereafter.  This interest will be due and payable to us in arrears on each policy anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

There is no definitive guidance concerning the tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan.  You should consult your tax adviser regarding loan amounts in Policy Years 11 and thereafter.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment.  In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Surviving Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value.  The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts or the Fixed Account Option while the loan is outstanding, the effect could be favorable or unfavorable.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value.  As described below under "Transfer Privileges," the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf).  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

-when a new broker of record is designated for the Policy;
-when the Owner changes;
-when control of the Policy passes to the designated beneficiary upon the death of the Insured;
-when necessary in our view to avoid hardship to an Owner;
-when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly ) by our customers may be significantly increased.  Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account.  There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year.  We will make transfers pursuant to an authorized written or telephone request to us.  Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file.  We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account Option or the Sub-Account's value from which the transfer will be made.  If You request a transfer based on a specified percentage of the Fixed Account Option or the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account Option or the Sub-Account's value at the time the request is received.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Investment Options.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the NYSE.  An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be processed effective on the next Valuation Date.  The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.  We will notify You in writing of any such limitations.  If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Once during each Policy Year, You may transfer to the Fixed Account Option 100% of the Account Value attributable to the Sub-Accounts.  You may apply the Cash Surrender Value to purchase a guaranteed fixed paid-up benefit.  There is no charge for this transfer.

During the first 24 months the Policy is in force, You may transfer to the Fixed Account Option 100% of the Account Value attributable to the Sub-Accounts.  There is no charge for this transfer.

Account Value

Your Account Value is the sum of the values in each Sub-Account of the Variable Account with respect to the Policy, plus the value of the Fixed Account Option.  The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account Option is 3% annually.  Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes.  Interest credited will be computed on a compound interest basis.

Account Value of the Sub-Accounts.  We measure the amounts in the Sub-Accounts in terms of Units and Unit Values.  On any given date, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account.  Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account.  Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees.  The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account.  A Valuation Date is any day on which the NYSE is open for business.  The NYSE historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For the first Valuation Date of each Sub-Account, the Unit Value is the Unit Value for said Sub-Account under Variable Account I of Sun Life Assurance Company of Canada (U.S.) on October 27, 2003 or such subsequent date approved by the Superintendent of the New York Insurance Department.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below).  The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.  If premium is to be allocated to a Sub-Account, the Unit Value of the Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.  The Account Value on the Investment Start Date equals:

-	the net premium received, minus

-	the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Sub-Accounts and the Fixed Account Option.

The Account Value on subsequent Valuation Dates is equal to:

-	the Account Value attributable to a Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

-	the value of the Fixed Account Option on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to an Investment Option during the current Valuation Period, plus

-	any amounts transferred by You to an Investment Option from another Investment Option during the current Valuation Period, minus

-	any amounts transferred by You from an Investment Option to another Investment Option during the current Valuation Period, minus

-	that portion of any Partial Withdrawal deducted from an Investment Option during the current Valuation Period, plus

-	any amounts transferred among the Investment Options for a Policy loan, minus

-	that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to an Investment Option during the current Valuation Period, minus

-	if a Processing Date, that portion of the Monthly Deductions charged to the an Investment Option for the Policy Month.

Net Investment Factor. The net investment factor for each Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where: (1) is the net result of-

-the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

-the per share amount of any dividend or other distribution declared on Fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

-a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account; and

(2) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Insufficient Value.  The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date

-the Policy's Cash Surrender Value is equal to or less than zero or

-the Policy Debt exceeds the Cash Value.

During the No-Lapse Guarantee Period, a Policy will not terminate by reason of insufficient value if it satisfies the "minimum premium test" described below.

Minimum Premium Test (No-Lapse Guarantee).  A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy.  If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.

The No-Lapse Guarantee Period will be different based on the Issue Age of the Insureds.  In no case will it be greater than 20 years.

Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force.  Notice of premium due will be mailed to your last known address and the last known address of any assignee of record.  We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us.  If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Charges and Deductions

The monthly deductions described below are the Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

Expense Charges Applied to Premium.  We will deduct a charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations.  The remainder of the charge is a sales load used for agent compensation and other at issue costs.  The current charge is 6.00%.  The maximum charge is guaranteed not to exceed 8.00%.

Mortality and Expense Risk Charge.  This charge is for the mortality and expense risks we assume with respect to the Policy.  It is a percentage of the Account Value of the Sub-Accounts and, and unless You direct otherwise, is deducted proportionally from the Account Value of the Investment Options in excess of Policy Debt each month.  We may realize a profit from this charge.

The Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 15 and 0.20% annually thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge.  We will deduct from your Account Value a monthly charge based on the SFA and SIA for the first 10 Policy Years following the issuance of the Policy and for the first 10 Policy Years following the effective date of each increase in the SFA and SIA, if any, based on the amount of the increase.  Minimum and maximum Monthly Expense Charges are shown in the Fee Table.  The Monthly Expense Charge is based on the Issue Age of each Insured.  Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Investment Options in excess of any Policy Debt and covers administration expenses and issuance costs.  The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Investment Options in excess of any Policy Debt.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1) the Monthly Cost of Insurance rate multiplied by the Policy Net Amount at Risk divided by 1,000*;

(2) is the monthly rider cost for any riders which are a part of the Policy (i.e. Maturity Extension With Full Death Benefit Rider); and

(3) is any additional insurance charge, calculated as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as:  the Monthly Cost of Insurance rate [Policy Net Amount at Risk ÷ 1000].

The Policy Net Amount at Risk equals:

-the death benefit divided by 1.00247; minus

-your Account Value on the Processing Date prior to assessing the monthly deductions.

The cost of insurance charges described above are determined separately for the initial SFA and SIA and each increase in the SFA and SIA.  In calculating the net amount at risk, the Account Value will first be allocated to the initial SFA and then to the SIA and then to each increase in the SFA or SIA in the order in which the increases were made.  The net amount at risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.  If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the SFA and SIA in the order in which the increases were made. It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in SFA and SIA.  By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000.  The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247.  The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit.  To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation).  So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

Monthly Cost of Insurance Rates.  The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the SFA and SIA) are based on the length of time the Policy has been in force, the duration of the SIA, and the sex, Issue Age and rating class of each Insured.  The Monthly Cost of Insurance rates applicable to each increase in the SFA and SIA are based on the length of time the increase has been in force and the sex, Issue Age and rating class of each Insured.  The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Other Charges and Deductions.  Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account Option is more fully described at page 20.  Additionally, a flat extra charge may apply if an Insured is a substandard risk.  The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company.  A flat extra charge will not exceed $20.00 per $1000 of Policy Net Amount at Risk.  It is deducted from the Account Value on a monthly basis.  A definition of “flat extra” is provided in the Glossary.

Reduced Charges

We may waive charges in connection with Policies sold to Company or affiliate company’s officers, directors, employees and immediate family members of those parties.  We also reserve the right to reduce the Expense Charge Applied to Premium, Monthly Expense Charge and Mortality and Expense Risk Charge.  We will provide you prompt notice of any reduction.  Reductions will be based on uniformly applied criteria that does not discriminate unfairly against any person.

Maturity Date Extension

If the Policy has a Cash Value on the Policy Anniversary on which the younger Insured is Attained Age 100, the following will apply:

-We will not accept any more premium payments for the Policy.

-No more monthly deductions will be made from the Account Value.

-The death benefit will be the Account Value.

-The Policy's reinstatement provisions will not apply.

The Policy may not qualify as life insurance beyond the Policy Anniversary on which the younger Insured is Attained Age 100 and may be subject to tax consequences.  We recommend that You receive counsel from your tax adviser.  We will not be responsible for any adverse tax consequences resulting from the extension of the Maturity date of the Policy.

Supplemental Benefits

The following supplemental benefit rider is available.  An additional cost of insurance will be charged for the rider which is in force as a part of the Monthly Cost of Insurance charge.  The rider is subject to certain limitations and termination provisions.  For information in addition to that presented below, please ask your financial adviser.

Maturity Extension With Full Death Benefit Rider.  This rider maintains the Specified Face Amount and death benefit option in effect on the policy anniversary on which the younger Insured is Attained Age 100 for the continued duration of the Policy.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the grace period without payment of premium due or the date of death of the Surviving Insured.

Reinstatement Before the Policy Anniversary on which the younger Insured is Attained Age 100, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-make a request for reinstatement within three years from the date of termination;

-submit satisfactory evidence of insurability for both Insureds if both are living at the time reinstatement is requested; and

-submit satisfactory evidence of insurability for the Surviving Insured if the other Insured died prior to the date the Policy terminated; and

-pay an amount sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

-	the monthly deductions overdue at the end of the grace period; plus

-	any excess of Policy Debt over Cash Value at the end of the grace period; plus

-	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

-	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test.  Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Surviving Insured, Due Proof of the death of each Insured.  Payment is subject to our rights under the Policy's incontestability and suicide provisions.  Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

-the New York Stock Exchange is closed (except for normal holiday closings), or

-the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

We may defer payment from the Fixed Account Option for a period up to six months.

Rights of Owner While the Surviving Insured is alive, unless You have assigned any of these rights, You may:

-transfer ownership to a new owner;

-name a contingent owner who will automatically become the owner of the Policy if You die before the Surviving Insured;

-change or revoke a contingent owner;

-change or revoke a beneficiary;

-exercise all other rights in the Policy;

-increase or decrease the SFA and SIA, subject to the other provisions of the Policy;

-change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.  You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice satisfactory to us of the requested action.  Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Surviving Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments.  We may decide to add new Sub-Accounts at any time.  Also, shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary.  In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Superintendent of the State of New York.  We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

If You object to a material change in the investment policy of the Sub-Accounts or to a proposed material change which later becomes effective, You may transfer the Account Value in the Sub-Accounts to the Fixed Account Option within 60 days after the effective date of the material change.  No evidence of insurability is required.

Entire Contract.  Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration.  Sales representatives do not have any authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification.  Upon notice to You, we may modify the Policy if such a modification-

-is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

-is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments.  During the lifetime of the Surviving Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Service Office and must be in written form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex.  If the age or sex of either Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death of the Surviving Insured-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex of each Insured.

     Misstatement discovered prior to death of the Surviving Insured-Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex of each Insured.

Suicide.  If the Surviving Insured commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds.  We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.

If the Surviving Insured commits suicide within two years after the effective date of an increase in the SFA or SIA, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  After the Policy has been in force during the lifetime of at least one of the Insureds for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of at least one of the Insureds for two years from the effective date of such increase.  Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of at least one of the Insureds for two years from the date of the increase.  Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of any Insured providing evidence of insurability for the reinstatement for two years from the effective date of the reinstatement.

Report to Owner.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on such loans.  There is no charge for this report. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Policy in advertising, sales literature and other promotional materials.  This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains.  Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period.  Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield.  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate.  When a yield assumes that income earned is reinvested, it is called an effective yield.  Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Policy.  These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.  We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence.  The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information Performance information may be compared, in reports and promotional literature, to:

-the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

-other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons,

-such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

-the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Policy information on various topics of interest to You and other prospective policyowners. These topics may include:

-the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

-investment strategies and techniques (such as value investing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

-the advantages and disadvantages of investing in tax-deferred and taxable investments;

-customer profiles and hypothetical purchase and investment scenarios;

-financial management and tax and retirement planning; and

-investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s “Investment in the Policy” and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-the aggregate amount of any premiums or other consideration paid for a Policy, minus

-the aggregate amount received under the Policy which is excluded from the owner’s gross income (other than loan amounts), plus

-the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  The new rules apply to life insurance contracts owned by corporations

(including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more, in the first year, than 99% of Target Premium, which will vary based on the Insured's age, sex and rating class, plus 8% of any excess premium payments.  In Policy Years two through five, commissions will not exceed 8% of premium paid.  In Policy Years six through ten, commissions will not exceed 4% of premium paid.  In Policy Years eleven and thereafter, commissions will not exceed 1% of premium paid.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2005, 2006 and 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting.  We will, however, vote shares held in the Sub-Accounts in accordance with instructions received from policyowners who have an interest in the respective Sub-Accounts.  As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Sub-Account for which instructions are received.  Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Sub-Account, if any, by the value of one share of the corresponding Fund.  We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting.  Fractional votes are counted.  Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract.  In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations.  If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York's Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Ronald Klein, FSA, MAAA, Assistant Vice President, Product Management.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You should refer to the registration statement for further information concerning the Variable Account, Sun Life Insurance and Annuity Company of New York, the mutual fund investment options and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account and the Fixed Account Option with respect to a Policy. Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age-With respect to an Insured, the Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of an Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.
Generally, evidence will consist of the Insured’s death certificate.

Expense Charges Applied to Premium-A percentage charge deducted from each premium payment.

Fixed Account Option-The portion of the Account Value funded by assets invested in our general account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Policy Net Amount at Risk.

Fund-A mutual fund portfolio in which a Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.  Generally, this is two Minimum Monthly Premiums.  The Initial Premium is shown in the Policy.

Insured-The persons on whose lives a Policy is issued.

Investment Options-The investment choices consisting of the Sub-Accounts and the Fixed Account Option.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age-With respect to an Insured, the age as of the Insured's birthday nearest the Policy Date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium-The Initial Premium is two Minimum Monthly Premiums.  The Minimum Monthly Premium is determined by the SFA, SIA, death benefit option election, optional rider election and risk and underwriting classification of the Insureds.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Policy Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount and Suppelemental Insurance Face Amount provided by the Policy and for benefits provided by rider.

Monthly Expense Charge-A deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Guarantee Period-The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums for the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Insured’s Issue Age and cannot exceed ten years for the SFA and five years for the SIA.

Policy-The form issued by Sun Life Insurance and Annuity Company of New York which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date-The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which monthly deductions reduce the Account Value.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is the net amount at risk of the SFA and the net amount at risk of the SIA.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Surviving Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Service Office-One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to you by written notice.

Specified Face Amount ("SFA")-The amount of life insurance coverage you request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Surviving Insured-The Insured who is living upon the death of the other Insured.

Supplemental Insurance Amount ("SIA")-The amount of supplemental life insurance coverage you request as specified in the Policy.  The SIA terminates no later than the younger Insured's Attained Age 100.

Target Premium-An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-Any day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life (N.Y.) Variable Account D.

You-is the owner of the Policy.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Death Benefit Percentages are based on the age of the younger Insured.

Appendix C

PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•  Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•  Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

• Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial companies have adopted this Notice.  Other Sun Life Financial affiliated companies have adopted their own privacy policies.  Please check their websites for details.

Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada (U.S. operations)	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York
Independence Life and Annuity Company

1 For a complete list of the Sun Life Financial member companies that have adopted this Privacy Policy, please see the reverse side of this Notice.

The SAI includes additional information about Sun Life (N.Y.) Variable Account D and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-866-702-6998.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-105441
Investment Company Act File No. 811-04633                                                                                                           FUT952NY-08

Futurity Survivorship II Variable Universal Life Insurance
Sun Life (N.Y.) Variable Account D
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy
Prospectus
November 3, 2008

This prospectus describes a last survivor combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Insurance and Annuity Company of New York ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life (N.Y.) Variable Account D, one of our separate accounts.  The Policy is being offered as an individual policy.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Sub-Accounts and a Fixed Account Option.  The Sub-Accounts in the Variable Account invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	AIM V.I. Capital Appreciation Fund (Series I Shares)
BlackRock Global Allocation V.I. Fund (Class III)	AllianceBernstein VPS Growth and Income Portfolio (Class B)
Fidelity VIP Balanced Portfolio (Service Class 2)	AllianceBernstein VPS Wealth Appreciation Strategy Portfolio (Class B)
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)	Fidelity VIP Contrafund® Portfolio (Service Class)
MFS® Total Return Portfolio (Initial Class)	Fidelity VIP Growth Portfolio (Service Class)
SCSM Ibbotson Balanced Fund (Initial Class)###	Fidelity VIP Index 500 Portfolio (Service Class)
SCSM Ibbotson Growth Fund (Initial Class)###	Goldman Sachs VIT Structured U.S. Equity Fund
SCSM Ibbotson Moderate Fund (Initial Class)###	Lord Abbett Series Fund – Growth and Income Portfolio (Class VC)
Van Kampen UIF Equity & Income Portfolio (Class II Shares)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)
EMERGING MARKETS BOND	MFS® Blended Research Core Equity Portfolio (Initial Class)
PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class)	MFS® Value Portfolio (Initial Class)
HIGH YIELD BOND	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
MFS® High Yield Portfolio (Initial Class)	SCSM Davis Venture Value Fund (Initial Class)
PIMCO VIT High Yield Portfolio (Administrative Class)	SCSM WMC Large Cap Growth Fund (Initial Class)
SCSM PIMCO High Yield Fund (Initial Class)	SCSM Lord Abbett Growth & Income Fund (Initial Class)
INTERMEDIATE TERM BOND	SCSM Oppenheimer Large Cap Core Fund (Initial Class)##
MFS® Government Securities Portfolio (Initial Class)	T. Rowe Price Blue Chip Growth Portfolio
PIMCO VIT Total Return Portfolio (Administrative Class)	Van Kampen LIT Growth and Income Portfolio (Class I Shares)
SCSM PIMCO Total Return Fund (Initial Class)	REAL ESTATE EQUITY
Sun Capital Investment Grade Bond Fund ® (Initial Class)	Sun Capital Global Real Estate Fund® (Initial Class)#
INTERNATIONAL/GLOBAL EQUITY	SHORT TERM BOND
AIM V.I. International Growth Fund (Series I Shares)	PIMCO VIT Low Duration Portfolio (Administrative Class)
Fidelity VIP Overseas Portfolio (Service Class)	SCSM Goldman Sachs Short Duration Fund (Initial Class)
MFS® International Growth Portfolio (Initial Class)	MID CAP EQUITY
SCSM AllianceBernstein International Value Fund (Initial Class)	Alger American MidCap Growth Portfolio (Class O)
Templeton Foreign Securities Fund (Class 2)	Delaware VIP Growth Opportunities Series (Standard Class)
Templeton Growth Securities Fund (Class 2)	Dreyfus MidCap Stock Portfolio (Initial Shares)
MONEY MARKET	Lord Abbett Series Fund – Mid-Cap Value Portfolio (Class VC)
Fidelity VIP Money Market Portfolio (Service Class)	SCSM WMC Blue Chip Mid Cap Fund (Initial Class)
SMALL CAP EQUITY	SCSM Goldman Sachs Mid Cap Value Fund (Initial Class)
DWS Dreman Small Mid Cap Value VIP Portfolio (Class A)	Van Kampen UIF Mid Cap Growth Portfolio (Class II Shares)
DWS Small Cap Index VIP Fund (Class B)	Van Kampen UIF U.S. Mid Cap Value Portfolio (Class II Shares)
MFS® New Discovery Portfolio (Initial Class)	SPECIALTY/SECTOR EQUITY
SCSM AIM Small Cap Growth Fund (Initial Class)	MFS® Utilities Portfolio (Initial Class)
SCSM Dreman Small Cap Value Fund (Initial Class)	INFLATION-PROTECTED BOND
SCSM Oppenheimer Main Street Small Cap Fund (Initial Class)	PIMCO VIT Real Return Portfolio (Administrative Class)
SCSM BlackRock Inflation Protected Bond Fund (Initial Class)

THIS POLICY IS AVAILABLE FOR SALE ON AND AFTER JANUARY 1, 2009.

Invesco Aim Advisors, Inc. advises the AIM Funds and advisory entities affiliated with Invesco Aim Advisors, Inc. subadvise the AIM Funds.  Invesco Aim Advisors, Inc. subadvises SCSM AIM Small Cap Growth Fund.  Fred Alger Management, Inc. advises the Alger American MidCap Growth Portfolio. AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios and subadvises the SCSM AllianceBernstein International Value Fund.  BlackRock Advisers, LLC advises the BlackRock Global Allocation V.I. Fund (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as subadvisers).  BlackRock Financial Management, Inc. subadvises SCSM BlackRock Inflation Protected Bond Fund.  Delaware Management Company advises the Delaware VIP Growth Opportunities Series.  Dreyfus Corporation advises the Dreyfus MidCap Stock Portfolio.  Dreman Value Management, LLC subadvises SCSM Dreman Small Cap Value Fund.  Deutsche Asset Management, Inc. advises the DWS Small Cap Index VIP Fund.  Deutsche Investment Management Americas Inc. advises the DWS Dreman Small Mid Cap Value VIP Portfolio.  Fidelity Management & Research Company advises the Fidelity Portfolios.  Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the Fund:  Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds and subadvises SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Ibbotson Associates, Inc. subadvises SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund and SCSM Ibbotson Moderate Fund.  Lord, Abbett & Co. LLC advises the Lord Abbett Series Funds and subadvises SCSM Lord Abbett Growth & Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios.  Morgan Stanley Investment Management Inc. advises the Van Kampen UIF Portfolios.  OppenheimerFunds, Inc. advises the Oppenheimer Capital Appreciation Fund/VA and subadvises the SCSM Oppenheimer Main Street Small Cap Fund and the SCSM Oppenheimer Large Cap Core Fund.  Pacific Investment Management Company LLC advises the PIMCO Portfolios and subadvises SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Select Advisers, L.P. subadvises SCSM Davis Venture Value Fund.  Wellington Management Company, LLP subadvises SCSM Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund.  Templeton Investment Counsel, LLC advises Templeton Foreign Securities Fund.  Templeton Global Advisors Limited advises Templeton Growth Securities Fund.  T. Rowe Price Associates, Inc. advises T. Rowe Price Blue Chip Growth Portfolio.  Van Kampen Asset Management advises Van Kampen LIT Growth and Income Portfolio.
#On May 1, 2008, Sun Capital Real Estate Fund changed its name to Sun Capital Global Real Estate Fund®.
##On May 1, 2008, Sun Capital All Cap Fund changed its name to SCSM Oppenheimer Large Cap Core Fund.
###These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.  These investment options may be more expensive than Funds that do not invest in other Funds.

Sun Life Insurance and Annuity Company of New York
Service Office:  One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(866) 702-6998

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Topic	Page

Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
Sun Life Insurance and Annuity Company of New York [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Our General Account [INSERT PAGE NUMBER]
Investment Programs [INSERT PAGE NUMBER]
Dollar Cost Averaging [INSERT PAGE NUMBER]
Asset Rebalancing [INSERT PAGE NUMBER]
Asset Allocation [INSERT PAGE NUMBER]
About the Policy [INSERT PAGE NUMBER]
Policy Application, Issuance and Initial Premium [INSERT PAGE NUMBER]
Right of Return Period [INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
Premium [INSERT PAGE NUMBER]
Net Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Changes in SFA and SIA [INSERT PAGE NUMBER]
Minimum Changes [INSERT PAGE NUMBER]
Increases [INSERT PAGE NUMBER]
Decreases [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrenders and Surrender Charges [INSERT PAGE NUMBER]
Partial Withdrawals [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value of the Sub-Accounts [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Minimum Premium Test (No-Lapse Guarantee) [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Charges and Deductions [INSERT PAGE NUMBER]
Expense Charges Applied to Premium [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
Monthly Cost of Insurance Rates [INSERT PAGE NUMBER]
Other Charges and Deductions [INSERT PAGE NUMBER]
Reduced Charges [INSERT PAGE NUMBER]
Maturity Date Extension [INSERT PAGE NUMBER]
Supplemental Benefits [INSERT PAGE NUMBER]
Maturity Extension With Full Death Benefit Rider [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Reinstatement [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Rights of Owner [INSERT PAGE NUMBER]
Rights of Beneficiary [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Misstatement of Age or Sex [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Report to Owner [INSERT PAGE NUMBER]
Performance Information [INSERT PAGE NUMBER]
Portfolio Performance [INSERT PAGE NUMBER]
Adjusted Non-Standardized Portfolio Performance [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Tax Return Disclosure [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Glossary of Terms [INSERT PAGE NUMBER]
Table of Death Benefit Percentages [INSERT PAGE NUMBER]
Privacy Policy 44

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund.

Premium Payments

-	Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	You may allocate your net premium payments among the Policy's available Investment Options.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account and the Fixed Account Option with respect to the Policy.

The Policy's Account Value will reflect-

-the premiums You pay;

-the investment performance of the Sub-Accounts You select, and/or the interest credited to the Fixed Account Option;

-any loans or partial withdrawals;

-the charges we deduct under the Policy.

Accessing the Policy’s Account Value

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value.  Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt.  The surrender charge period ends 14 years after You purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year.  A partial withdrawal will cause a decrease in the Specified Face Amount and any Supplemental Insurance Amount of the Policy if your death benefit option is Option A.  Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit

If the Policy is in force at the time we receive due proof of both Insureds' death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount ("SFA") is the minimum amount of life insurance in the Policy.  Supplemental Insurance Amount ("SIA") is the amount of supplemental life insurance You elect.

SIA has separate charges associated with it.  At this time, those charges are lower than SFA charges for the same coverage.  If SIA is combined with SFA, the same amount of premium paid for the combined coverage as compared to all SFA coverage will generate faster cash value accumulation within the Policy.

At issue, the SFA may have a No-Lapse Guarantee Period as long as 20 years.  SIA's No-Lapse Guarantee Period is limited to five years.  Also, SIA will terminate at the policy anniversary on which the younger Insured is Attained Age 121.  SFA will continue beyond the policy anniversary on which the younger Insured is Attained Age 121 provided there is cash value in the Policy on that date.

-	You have a choice of two death benefit options-

-	the SFA plus any SIA; or

-	the sum of the SFA, any SIA and the Account Value of the Policy.

-	For each option, the death benefit may be greater if necessary to satisfy federal tax laws.

-	After the first Policy Year, You may

-	change your death benefit option;

-	add a SIA;

-	decrease the SIA; or

-	increase the SFA and any SIA.

-	After the fourth Policy Year, You may decrease the SFA to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account Option.

You may transfer amounts from one Sub-Account to another or to the Fixed Account Option, subject to any limits that we or the Funds may impose.  We will notify you in writing of any such limitations.

You may transfer amounts from the Fixed Account Option, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

CONTRACT RISKS

The Variable Account

We have established a variable separate account to fund the variable benefits under the Policy.

The assets of the variable separate account are free from our general creditor's claims.

The variable separate account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the variable separate account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected.  These conditions include, but are not limited to

-inflationary forces,

-changes in rates of return available from different types of investments,

-changes in employment rates and

-the presence of international conflict.

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years.  Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

What If Charges and Deductions Exceed Cash Surrender Value?

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Cash Surrender Value at the beginning of any Policy Month is less than the charges and deductions then due.

We will send You notice and allow You a 61 day Grace Period.

If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the ages of the Insureds.  For the SFA, the No-Lapse Guarantee Period may not exceed 20 years.  For the SIA, the No-Lapse Guarantee Period may not exceed five years.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that you should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium[1] (3.25% of this Charge is used for state and federal tax obligations) Maximum Charge: Current Charge:	Upon premium receipt	(as a % of premium) 8.00% 6.00%
Surrender Charge Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, Issue Age 55/ female, Issue Age 55, Policy Year 1)	Upon policy surrender before the fifteenth Policy Year and upon surrender of a Policy increase before fourteen years have elapsed from the increase effective date	(per $1000 of SFA) $43.80[2] $0.21[2] $15.54
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for SFA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/ female, preferred, non-tobacco, Issue Age 55, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of SFA Net Amount at Risk) $135.71[4] $0.01[4] $0.01
Cost of Insurance for SIA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/ female, preferred, non-tobacco, Issue Age 55, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of SIA Net Amount at Risk) $135.71[4] $0.01[4] $0.01
Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	At the beginning of each Policy Month	(on the assets allocated to the Investment Options in the Variable Account) 0.60% 0.20%

Monthly Expense Charge[6] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (Issue Age 55)	At the beginning of each Policy Month	(per $1000 of SFA and SIA) $4.20 $0.48 $1.68
Loan Interest[7]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%
Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk) $20.00

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)	Minimum	Maximum
Total Annual Fund Expense (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	2.15%

1The elements making up the Expense Charge Applied to Premium are discussed on page 25.  The Charge is deducted from premium received.
2The maximum charge possible is for an Insured male, Issue Age 75 and an Insured female, Issue Age 75, Policy Year 1.  The minimum charge possible is for two Insured females, Issue Age 20, Policy Year 14.  The surrender charge varies based on the SFA, the length of time the Policy has been in force and each Insured's age and sex. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
3It is assumed the Owner and the Insureds are the same person.
4The numbers are annualized charges although deducted on a monthly basis.  The maximum charge possible is for two Insured males, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for two Insured females, preferred, non-tobacco, Issue Age 25, Policy Year 1.  The cost of insurance charge varies based on the length of time the Policy has been in force and each Insured's age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
5The annual percentage rate is shown in the table.  The charge is deducted on a monthly basis.
6The per $1000 of SFA applies for the first 10 Policy Years and for the first 10 Policy Years following the date of any increase in SFA.  The maximum charge possible is for two Insureds, Issue Age 85.  The minimum charge possible is for two Insureds, Issue Age 20.  The monthly expense charge varies based on Issue Age.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
7Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  It is 4.0% in Policy Years 1-10 and 3% thereafter.  See page 20 for additional detail regarding Loan Interest.
8The numbers are annualized charges although deducted on a monthly basis.  The maximum charge possible is for two Insureds, Issue Age 85.  The minimum charge possible is for two Insureds, Issue Age 20.  Charges vary by Issue Age only.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

Sun Life Insurance and Annuity Company of New York

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983.  Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165.  We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors.  The Variable Account may be used to fund benefits payable under life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under those policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.  All amounts allocated to a Sub-Account will be used to purchase shares of the corresponding mutual fund.  The Sub-Accounts will at all times be fully invested in mutual fund shares.  The Variable Account may contain certain sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses").  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling (866) 702-6998, or writing to us at our Service Office, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds’ investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.

Some of the Funds’ investment advisers may compensate us for administering the Funds as investment options under the Policy.  Such compensation is paid from advisers’ assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts.  Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values.  These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account.  Thus, you indirectly bear the fees and expenses of the Funds You select.  The table presented earlier shows annual expenses paid by the Funds as a percentage on average daily net asset value of each Fund.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account Option is not a security and the general account is not an investment company.  Interests in our general account offered through the Fixed Account Option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account Option and may transfer a portion of your investments in the Sub-Accounts to the Fixed Account Option.  You may also transfer a portion of your investment in the Fixed Account Option to any of the variable Sub-Accounts.  Transfers may be subject to certain restrictions.  Please see pages 20-23 for more detail regarding transfer restrictions.

An investment in the Fixed Account Option does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging.  You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or you elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing.  Once your money has been allocated among the Investment Options, the earnings may cause the percentage invested in each Investment Option to differ from your allocation instructions.  You can direct us to automatically rebalance the policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Investment Option allocations are less than $1,000.

There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to modify, suspend or terminate this program at anytime.  We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation.  One or more asset allocation investment programs may be made available in connection with the Policy, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.  Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.  If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether you wish to change your percentage allocations.

About the Policy

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Service Office.  We may then follow certain underwriting procedures designed to determine the insurability of each proposed Insured.  We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangement.  The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any.  The Specified Face Amount generally may not be decreased below $250,000—the "Minimum Specified Face Amount."  While your application is being reviewed, we may make available to you temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment.  The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions. Pending approval of your application, any advance payments will be held in our general account.  Upon approval of the application, we will issue to You a Policy on the lives of the Insureds.  The Issue Date is the date we produce the Policy on our system and is specified in the Policy.  A specified minimum Initial Premium is due and payable as of the Issue Date of the Policy.  The Investment Start Date is the date the first premium is applied, which will be the later of-

-	the Issue Date, or

-	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Service Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period").  A Policy returned under this provision will be deemed void.  You will receive a refund equal to the sum of all premium payments made with interest at the then rate paid by the Company on comparable fixed life insurance policies.  We will allocate the net premium payments to our general account.  Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the general account will be transferred to the Investment Options in accordance with your allocation instructions.

Premium Payments

All premium payments must be made payable to Sun Life Insurance and Annuity Company of New York and mailed to our Service Office.  The Initial Premium will be due and payable as of the Policy's Issue Date.  The minimum Initial Premium is, generally, two Minimum Monthly Premiums.  The amount of Minimum Monthly Premium is determined by the SFA, SIA, death benefit option election, optional rider election and risk and underwriting classification of the Insureds.  Additional premium payments may be paid to us subject to the limitations described below.

Premium.  No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

SFA and SIA increases and decreases will impact the level of premium You need to pay to maintain coverage.  Your financial adviser can provide an illustration showing the effect on premium funding of SFA and SIA changes.

Net Premiums.  The net premium is the amount You pay as the premium less the Expense Charges Applied to Premium.  The Expense Charges Applied to Premium is a sales load and covers Federal and State tax liabilities related to premium.

Allocation of Net Premium.  Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages.  You must allocate at least 1% of net premium to any Investment Option You choose.  Percentages must be in whole numbers.  We reserve the right to limit the number of Investment Options to which You may allocate your Account Value to not more than 20 Investment Options.  You may change your allocation percentages at any time by telephone or written request to our Principal Office.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone.  An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums.  While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits.  We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Surviving Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of each Insured's death.  The amount payable will be:

-	the amount of the selected death benefit option, plus

-	any amounts payable under any supplemental benefit riders added to the Policy, minus

-	the value of any Policy Debt on the date of the Surviving Insured's death, minus

-	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum.

You may select between two death benefit options.  You may change the death benefit option after the first Policy Year.

Option A. Under this option, the death benefit is-

-the Policy's SFA plus the SIA on the date of the Surviving Insured's death; or, if greater,

-the Policy's Account Value on the date of the Surviving Insured's death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if You want the death benefit to remain level over time. Option B. Under this option, the death benefit is-

-the sum of the SFA, SIA and Account Value of the Policy on the date of the Surviving Insured's death; or, if greater,

-the Policy's Account Value on the date of the Surviving Insured's death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if You want your death benefit to change with the Policy's Account Value.  There is no charge related to the election of Option B.  As Option B includes the Policy's Account Value, the death benefit will be impacted in a positive or negative manner by the premiums You pay, the investment performance of the Sub-Accounts You select, the interest credited to the Fixed Account Option, any loans, partial withdrawals and the charges we deduct under the Policy.  For example, the death benefit may be less if there is

-minimum premium funding,

-poor investment performance of the Sub-Accounts You select,

-minimum interest credited to the Fixed Account Option,

-an unpaid loan,

-a partial withdrawal and/or

-maximum charge deductions.

Both Insureds must be alive to change the death benefit option from Option A to Option B.  To determine applicable future fees and charges, if you change from Option B to Option A, an increase equal to the Policy's Account Value on the effective date of the change will be applied as follows:  First, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second, to the initial SIA if it remains in force; lastly, to the initial SFA.  Evidence of insurability is not required.  To determine applicable future fees and charges, if You change from Option A to Option B, a decrease equal to the Policy's Account Value on the effective date of the change will be applied as follows:  First, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second, to the initial SIA if it remains in force; lastly, to the initial SFA.

Changes in SFA and SIA

You may increase or decrease the SFA and SIA of the Policy within certain limits.  Both Insureds must be alive to increase the SFA or SIA.

Minimum Changes.  Each increase in the SFA and SIA must be at least $50,000.  We reserve the right to change the minimum amount by which You may change the SFA and SIA.

Increases.  After the first policy anniversary, You may request an increase in the SFA and SIA.  You must provide satisfactory evidence of each Insured's insurability.  The cost of insurance charges and monthly expense charges applicable to an increase in SFA and SIA may be higher or lower than those charged on the original sums if an Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Both Insureds must be alive at the time of the increase.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if either Insured's Attained Age is greater than 80 on the effective date of the increase.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increase SFA and SIA.

Decreases.  The SIA can be decreased after the first policy anniversary.  The SFA can be decreased after the fourth policy anniversary.  A decrease will become effective at the beginning of the next Policy Month following our approval of your request.  The SFA after the decrease must be at least $250,000.  Surrender charges will apply to decreases in the SFA during the surrender charge period except for decreases in the SFA resulting from a change in the death benefit option or a partial withdrawal.

We will apply a decrease in SFA and any SIA in the following order-

-first, to the most recent increase in SIA;
-second, to the next most recent increases in SIA, in reverse chronological order;
-third, to the initial SIA;
-fourth, to the most recent increase in SFA;
-fifth, to the next most recent increase in SFA, in reverse chronological order; and
-lastly, to the initial SFA.

Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while either Insured is living.  If You do, the insurance coverage and all other benefits under the Policy will terminate.  If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.  Cash Surrender Value is the Policy's Account Value less the sum of-

-the outstanding balance of any Policy Debt; and

-any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the SFA during the surrender charge period.  There are separate surrender charges for the initial SFA and any increase in the SFA You request.  The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.  We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.  If You surrender the Policy in the first 14 years or within the first 14 years after an increase in the SFA, we will apply a surrender charge to the initial SFA and to each increase in the SFA, other than an increase resulting from a change in the death benefit option.   The surrender charge will be calculated separately for the initial SFA and each increase in the SFA.  The surrender charge will be an amount based on certain factors, including the Policy's SFA, the Policy's duration and each Insured's age and sex.  The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of SFA (Male/Female Insured Pair)
Issue Ages 35 & 35 $5.52	Issue Ages 45 & 45 $9.30	Issue Ages 55 & 55 $15.54
Issue Ages 65 & 65 $26.25	Issue Ages 75 & 75 $43.80	Issue Ages 85 & 85 $36.40

The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

	Surrender Charge (as a Percentage of the First Year Surrender Charge) Issue Ages
Year	35&35	45&45	55&55	65&65	75&75	85&85
1	100.000	100.000	100.000	100.000	100.000	100.000
2	100.000	100.000	100.000	100.000	90.000	90.000
3	100.000	100.000	100.000	100.000	80.000	80.000
4	100.000	100.000	100.000	100.000	75.000	75.000
5	100.000	100.000	100.000	100.000	70.000	70.000
6	90.000	90.000	90.000	90.000	60.000	60.000
7	80.000	80.000	80.000	80.000	50.000	50.000
8	70.000	70.000	70.000	70.000	40.000	40.000
9	60.000	60.000	60.000	60.000	30.000	30.000
10	50.000	50.000	50.000	50.000	15.000	15.000
11	40.000	40.000	40.000	40.000	0.000	0.000
12	30.000	30.000	30.000	30.000	0.000	0.000
13	20.000	20.000	20.000	20.000	0.000	0.000
14	10.000	10.000	10.000	10.000	0.000	0.000
15+	0.000	0.000	0.000	0.000	0.000	0.000

A surrender charge will be applied for each decrease in the SFA, except for decreases in the SFA resulting from a change in death benefit option or partial withdrawal.

On a decrease in the initial SFA, You will pay a proportion of the full surrender charge based on the ratio of the Specified Face Amount decrease to the initial SFA.  The surrender charge You pay on a decrease that is less than the full amount of an increase in SFA will be calculated on the same basis.  Future surrender charges will be reduced by any applicable surrender charges for a decrease in the SFA.  You may allocate any surrender charges resulting from a decrease in the SFA among the Investment Options.  If You do not specify the allocation, then the surrender charges will be allocated proportionally among the Investment Options in excess of any Policy Debt.

Partial Withdrawals

You may make a partial withdrawal of the Policy once each Policy Year after the first Policy Year by written request to us.  Each partial withdrawal must be for at least $500, and no partial withdrawal may be made-

-during Policy Years 2-10 for more than 20 percent of your Cash Surrender Value at the end of the first Valuation Date after we receive your request or

-thereafter for more than your Cash Surrender Value.

If the applicable death benefit option is Option A and You make a partial withdrawal, the SFA and any SIA will be decreased by the amount of the partial withdrawal.  We will apply the SFA and SIA decrease to the initial SFA and SIA and to each increase in the SFA and SIA in the following order-

-first, to the most recent increase of either SFA or SIA;

-second, to the next most recent increases of either SFA or SIA, in reverse chronological order; and

-third, to the initial SIA and then to the initial SFA.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Investment Options in excess of any Policy Debt.  We will not accept requests for a partial withdrawal if the SFA remaining in force after the partial withdrawal would be less than the minimum SFA.  A partial withdrawal will be allocated to a Sub-Account at the Unit Value of that Sub-Account next determined after receipt of the partial withdrawal request. A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.  The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value.  During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test.

You may allocate the policy loan among the Investment Options.  If You do not specify the allocation, then the policy loan will be allocated proportionally among the Investment Options in excess of any Policy Debt.  Loan amounts allocated to the Sub-Accounts will be transferred to the Fixed Account Option.  We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account Option.

Interest on the policy loan will accrue daily at 4.0% annually during Policy Years 1 through 10 and 3.0% annually thereafter.  This interest will be due and payable to us in arrears on each policy anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

There is no definitive guidance concerning the tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan.  You should consult your tax adviser regarding loan amounts in Policy Years 11 and thereafter.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment.  In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Surviving Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value.  The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts or the Fixed Account Option while the loan is outstanding, the effect could be favorable or unfavorable.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value.  As described below under "Transfer Privileges," the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf).  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

-when a new broker of record is designated for the Policy;
-when the Owner changes;
-when control of the Policy passes to the designated beneficiary upon the death of the Insured;
-when necessary in our view to avoid hardship to an Owner;
-when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly ) by our customers may be significantly increased.  Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account.  There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year.  We will make transfers pursuant to an authorized written or telephone request to us.  Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file.  We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account Option or the Sub-Account's value from which the transfer will be made.  If You request a transfer based on a specified percentage of the Fixed Account Option or the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account Option or the Sub-Account's value at the time the request is received.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Investment Options.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the NYSE.  An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be processed effective on the next Valuation Date.  The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.  We will notify You in writing of any such limitations.  If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Once during each Policy Year, You may transfer to the Fixed Account Option 100% of the Account Value attributable to the Sub-Accounts.  You may apply the Cash Surrender Value to purchase a guaranteed fixed paid-up benefit.  There is no charge for this transfer.

During the first 24 months the Policy is in force, You may transfer to the Fixed Account Option 100% of the Account Value attributable to the Sub-Accounts.  There is no charge for this transfer.

Account Value

Your Account Value is the sum of the values in each Sub-Account of the Variable Account with respect to the Policy, plus the value of the Fixed Account Option.  The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account Option is 3% annually.  Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes.  Interest credited will be computed on a compound interest basis.

Account Value of the Sub-Accounts.  We measure the amounts in the Sub-Accounts in terms of Units and Unit Values.  On any given date, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account.  Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account.  Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees.  The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account.  A Valuation Date is any day on which the NYSE is open for business.  The NYSE historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For the first Valuation Date of each Sub-Account, the Unit Value is the Unit Value for said Sub-Account under Variable Account I of Sun Life Assurance Company of Canada (U.S.) on October 27, 2003 or such subsequent date approved by the Superintendent of the New York Insurance Department.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below).  The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.  If premium is to be allocated to a Sub-Account, the Unit Value of the Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.  The Account Value on the Investment Start Date equals:

-	the net premium received, minus

-	the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Sub-Accounts and the Fixed Account Option.

The Account Value on subsequent Valuation Dates is equal to:

-	the Account Value attributable to a Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

-	the value of the Fixed Account Option on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to an Investment Option during the current Valuation Period, plus

-	any amounts transferred by You to an Investment Option from another Investment Option during the current Valuation Period, minus

-	any amounts transferred by You from an Investment Option to another Investment Option during the current Valuation Period, minus

-	that portion of any Partial Withdrawal deducted from an Investment Option during the current Valuation Period, plus

-	any amounts transferred among the Investment Options for a Policy loan, minus

-	that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to an Investment Option during the current Valuation Period, minus

-	if a Processing Date, that portion of the Monthly Deductions charged to the an Investment Option for the Policy Month.

Net Investment Factor. The net investment factor for each Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where: (1) is the net result of-

-the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

-the per share amount of any dividend or other distribution declared on Fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

-a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account; and

(2) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Insufficient Value.  The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date

-the Policy's Cash Surrender Value is equal to or less than zero or

-the Policy Debt exceeds the Cash Value.

During the No-Lapse Guarantee Period, a Policy will not terminate by reason of insufficient value if it satisfies the "minimum premium test" described below.

Minimum Premium Test (No-Lapse Guarantee).  A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy.  If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.

The No-Lapse Guarantee Period will be different based on the Issue Age of the Insureds.  In no case will it be greater than 20 years.

Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force.  Notice of premium due will be mailed to your last known address and the last known address of any assignee of record.  We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us.  If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Charges and Deductions

The monthly deductions described below are the Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

Expense Charges Applied to Premium.  We will deduct a charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations.  The remainder of the charge is a sales load used for agent compensation and other at issue costs.  The current charge is 6.00%.  The maximum charge is guaranteed not to exceed 8.00%.

Mortality and Expense Risk Charge.  This charge is for the mortality and expense risks we assume with respect to the Policy.  It is a percentage of the Account Value of the Sub-Accounts and, and unless You direct otherwise, is deducted proportionally from the Account Value of the Investment Options in excess of Policy Debt each month.  We may realize a profit from this charge.

The Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 15 and 0.20% annually thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge.  We will deduct from your Account Value a monthly charge based on the SFA and SIA for the first 10 Policy Years following the issuance of the Policy and for the first 10 Policy Years following the effective date of each increase in the SFA and SIA, if any, based on the amount of the increase.  Minimum and maximum Monthly Expense Charges are shown in the Fee Table.  The Monthly Expense Charge is based on the Issue Age of each Insured.  Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Investment Options in excess of any Policy Debt and covers administration expenses and issuance costs.  The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Investment Options in excess of any Policy Debt.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1) the Monthly Cost of Insurance rate multiplied by the Policy Net Amount at Risk divided by 1,000*;

(2) is the monthly rider cost for any riders which are a part of the Policy (i.e. Maturity Extension With Full Death Benefit Rider); and

(3) is any additional insurance charge, calculated as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as:  the Monthly Cost of Insurance rate [Policy Net Amount at Risk ÷ 1000].

The Policy Net Amount at Risk equals:

-the death benefit divided by 1.00247; minus

-your Account Value on the Processing Date prior to assessing the monthly deductions.

The cost of insurance charges described above are determined separately for the initial SFA and SIA and each increase in the SFA and SIA.  In calculating the net amount at risk, the Account Value will first be allocated to the initial SFA and then to the SIA and then to each increase in the SFA or SIA in the order in which the increases were made.  The net amount at risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.  If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the SFA and SIA in the order in which the increases were made. It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in SFA and SIA.  By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000.  The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247.  The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit.  To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation).  So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

Monthly Cost of Insurance Rates.  The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the SFA and SIA) are based on the length of time the Policy has been in force, the duration of the SIA, and the sex, Issue Age and rating class of each Insured.  The Monthly Cost of Insurance rates applicable to each increase in the SFA and SIA are based on the length of time the increase has been in force and the sex, Issue Age and rating class of each Insured.  The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Other Charges and Deductions.  Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account Option is more fully described at page 20.  Additionally, a flat extra charge may apply if an Insured is a substandard risk.  The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company.  A flat extra charge will not exceed $20.00 per $1000 of Policy Net Amount at Risk.  It is deducted from the Account Value on a monthly basis.  A definition of “flat extra” is provided in the Glossary.

Reduced Charges

We may waive charges in connection with Policies sold to Company or affiliate company’s officers, directors, employees and immediate family members of those parties.  We also reserve the right to reduce the Expense Charge Applied to Premium, Monthly Expense Charge and Mortality and Expense Risk Charge.  We will provide you prompt notice of any reduction.  Reductions will be based on uniformly applied criteria that does not discriminate unfairly against any person.

Maturity Date Extension

If the Policy has a Cash Value on the Policy Anniversary on which the younger Insured is Attained Age 121, the following will apply:

-We will not accept any more premium payments for the Policy.

-No more monthly deductions will be made from the Account Value.

-The death benefit will be the Account Value.

-The Policy's reinstatement provisions will not apply.

The Policy may not qualify as life insurance beyond the Policy Anniversary on which the younger Insured is Attained Age 100 and may be subject to tax consequences.  We recommend that You receive counsel from your tax adviser.  We will not be responsible for any adverse tax consequences resulting from the extension of the Maturity date of the Policy.

Supplemental Benefits

The following supplemental benefit rider is available.  The rider is subject to certain limitations and termination provisions.  For information in addition to that presented below, please ask your financial adviser.

Maturity Extension With Full Death Benefit Rider.  This rider maintains the Specified Face Amount and death benefit option in effect on the policy anniversary on which the younger Insured is Attained Age 121 for the continued duration of the Policy.  The rider attaches to all Policies  and there is no additional charge.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the grace period without payment of premium due or the date of death of the Surviving Insured.

Reinstatement Before the Policy Anniversary on which the younger Insured is Attained Age 121, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-make a request for reinstatement within three years from the date of termination;

-submit satisfactory evidence of insurability for both Insureds if both are living at the time reinstatement is requested; and

-submit satisfactory evidence of insurability for the Surviving Insured if the other Insured died prior to the date the Policy terminated; and

-pay an amount sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

-	the monthly deductions overdue at the end of the grace period; plus

-	any excess of Policy Debt over Cash Value at the end of the grace period; plus

-	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

-	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test.  Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Surviving Insured, Due Proof of the death of each Insured.  Payment is subject to our rights under the Policy's incontestability and suicide provisions.  Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

-the New York Stock Exchange is closed (except for normal holiday closings), or

-the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

We may defer payment from the Fixed Account Option for a period up to six months.

Rights of Owner While the Surviving Insured is alive, unless You have assigned any of these rights, You may:

-transfer ownership to a new owner;

-name a contingent owner who will automatically become the owner of the Policy if You die before the Surviving Insured;

-change or revoke a contingent owner;

-change or revoke a beneficiary;

-exercise all other rights in the Policy;

-increase or decrease the SFA and SIA, subject to the other provisions of the Policy;

-change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.  You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice satisfactory to us of the requested action.  Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Surviving Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments.  We may decide to add new Sub-Accounts at any time.  Also, shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary.  In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Superintendent of the State of New York.  We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

If You object to a material change in the investment policy of the Sub-Accounts or to a proposed material change which later becomes effective, You may transfer the Account Value in the Sub-Accounts to the Fixed Account Option within 60 days after the effective date of the material change.  No evidence of insurability is required.

Entire Contract.  Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration.  Sales representatives do not have any authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification.  Upon notice to You, we may modify the Policy if such a modification-

-is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

-is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments.  During the lifetime of the Surviving Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Service Office and must be in written form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex.  If the age or sex of either Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death of the Surviving Insured-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex of each Insured.

     Misstatement discovered prior to death of the Surviving Insured-Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex of each Insured.

Suicide.  If the Surviving Insured commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds.  We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.

If the Surviving Insured commits suicide within two years after the effective date of an increase in the SFA or SIA, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  After the Policy has been in force during the lifetime of at least one of the Insureds for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of at least one of the Insureds for two years from the effective date of such increase.  Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of at least one of the Insureds for two years from the date of the increase.  Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of any Insured providing evidence of insurability for the reinstatement for two years from the effective date of the reinstatement.

Report to Owner.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on such loans.  There is no charge for this report. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Policy in advertising, sales literature and other promotional materials.  This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains.  Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period.  Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield.  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate.  When a yield assumes that income earned is reinvested, it is called an effective yield.  Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Policy.  These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.  We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence.  The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information Performance information may be compared, in reports and promotional literature, to:

-the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

-other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons,

-such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

-the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Policy information on various topics of interest to You and other prospective policyowners. These topics may include:

-the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

-investment strategies and techniques (such as value investing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

-the advantages and disadvantages of investing in tax-deferred and taxable investments;

-customer profiles and hypothetical purchase and investment scenarios;

-financial management and tax and retirement planning; and

-investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s “Investment in the Policy” and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-the aggregate amount of any premiums or other consideration paid for a Policy, minus

-the aggregate amount received under the Policy which is excluded from the owner’s gross income (other than loan amounts), plus

-the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  The new rules apply to life insurance contracts owned by corporations

(including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more, in the first year, than 99% of Target Premium, which will vary based on the Insured's age, sex and rating class, plus 8% of any excess premium payments.  In Policy Years two through five, commissions will not exceed 8% of premium paid.  In Policy Years six through ten, commissions will not exceed 4% of premium paid.  In Policy Years eleven and thereafter, commissions will not exceed 1% of premium paid.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2005, 2006 and 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting.  We will, however, vote shares held in the Sub-Accounts in accordance with instructions received from policyowners who have an interest in the respective Sub-Accounts.  As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Sub-Account for which instructions are received.  Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Sub-Account, if any, by the value of one share of the corresponding Fund.  We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting.  Fractional votes are counted.  Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract.  In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations.  If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York's Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Ronald Klein, FSA, MAAA, Assistant Vice President, Product Management.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You should refer to the registration statement for further information concerning the Variable Account, Sun Life Insurance and Annuity Company of New York, the mutual fund investment options and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account and the Fixed Account Option with respect to a Policy. Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age-With respect to an Insured, the Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of an Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.
Generally, evidence will consist of the Insured’s death certificate.

Expense Charges Applied to Premium-A percentage charge deducted from each premium payment.

Fixed Account Option-The portion of the Account Value funded by assets invested in our general account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Policy Net Amount at Risk.

Fund-A mutual fund portfolio in which a Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.  Generally, this is two Minimum Monthly Premiums.  The Initial Premium is shown in the Policy.

Insured-The persons on whose lives a Policy is issued.

Investment Options-The investment choices consisting of the Sub-Accounts and the Fixed Account Option.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age-With respect to an Insured, the age as of the Insured's birthday nearest the Policy Date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium-The Initial Premium is two Minimum Monthly Premiums.  The Minimum Monthly Premium is determined by the SFA, SIA, death benefit option election, optional rider election and risk and underwriting classification of the Insureds.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Policy Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount and Suppelemental Insurance Face Amount provided by the Policy and for benefits provided by rider.

Monthly Expense Charge-A deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Guarantee Period-The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums for the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Insured’s Issue Age and cannot exceed ten years for the SFA and five years for the SIA.

Policy-The form issued by Sun Life Insurance and Annuity Company of New York which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date-The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which monthly deductions reduce the Account Value.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is the net amount at risk of the SFA and the net amount at risk of the SIA.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Surviving Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Service Office-One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to you by written notice.

Specified Face Amount ("SFA")-The amount of life insurance coverage you request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Surviving Insured-The Insured who is living upon the death of the other Insured.

Supplemental Insurance Amount ("SIA")-The amount of supplemental life insurance coverage you request as specified in the Policy.  The SIA terminates no later than the younger Insured's Attained Age 121.

Target Premium-An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-Any day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life (N.Y.) Variable Account D.

You-is the owner of the Policy.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Death Benefit Percentages are based on the age of the younger Insured.

Appendix C

PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,2 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•  Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•  Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

• Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial companies have adopted this Notice.  Other Sun Life Financial affiliated companies have adopted their own privacy policies.  Please check their websites for details.

Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada (U.S. operations)	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York
Independence Life and Annuity Company

2 For a complete list of the Sun Life Financial member companies that have adopted this Privacy Policy, please see the reverse side of this Notice.

The SAI includes additional information about Sun Life (N.Y.) Variable Account D and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-866-702-6998.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-105441
Investment Company Act File No. 811-04633                                                                                                           FUT952NY-08

PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY SURVIVORSHIP II

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT D

November 3, 2008

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Survivorship II Variable Universal Life Insurance prospectus, dated November 3, 2008.  The prospectus is available, at no charge, by writing Sun Life Insurance and Annuity Company of New York ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-866-702-6998.

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	3
THE POLICY	4
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT	5
FINANCIAL STATEMENTS OF THE COMPANY	31

1

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Insurance and Annuity Company of New York. Sun Life Financial ultimately controls Sun Life Insurance and Annuity Company of New York through the following intervening companies: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

We established Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account.  The Variable Account will be fully funded at all times for the purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Insurance and Annuity Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the adoption of the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account D that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

2

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more, in the first year, than 99% of target premium, which will vary based on the Insured's age, sex and rating class, plus 8% of any excess premium payments.  In Policy Years two through five, commissions will not exceed 8% of premium paid.  In Policy Years six through ten, commissions will not exceed 4% of premium paid.  In Policy Years eleven and thereafter, commissions will not exceed 1% of premium paid.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2005, 2006 and 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

3

THE POLICY

To apply for a Policy, you must submit an application to our Service Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insureds.  We offer the Policy on a regular (or medical) underwriting.  We may require medical examinations and further information before the proposed application is approved.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to the Insureds to cover the cost of the increased mortality risk borne by the Company.  The cost of insurance charges are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table.

Expense Charges Applied to Premium. We will deduct a charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations.  The remainder of the charge is a sales load used for agent compensation and other at issue costs.  The current charge is 6.00%.  The maximum charge is guaranteed not to exceed 8.00%.

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount (SFA) and Supplemental Insurance Amount (SIA).  You must provide satisfactory evidence of each Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the younger Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA.  The cost of insurance charges and monthly expense charges applicable to an increase in SFA and SIA may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the SFA and SIA in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein.  The financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Sun Life (N.Y.) Variable Account D

Statements of Assets and Liabilities - December 31, 2007

Assets:
Investment in	Shares	Cost	Value
AIM Variable Insurance Funds, Inc.
V.I. International Growth Fund Sub-Account (AI4)	1,240	$41,632	$41,700
The Alger American Fund
Mid Cap Growth Portfolio Sub-Account (AL4)	3,247	67,056	76,702
AllianceBernstein Variable Product Series Fund, Inc.
Growth and Income Portfolio Sub-Account (AN3)	2,304	57,203	61,174
Delaware Management Company
VIP Growth Opportunities Series Sub-Account (DGO)	818	17,811	17,476
Dreyfus Investment Portfolios
MidCap Stock Portfolio Sub-Account (DMC)	4,566	79,656	70,861
Fidelity Variable Insurance Products Fund:
Fidelity VIP Index 500 Portfolio Sub-Account (FL4)	707	101,556	115,773
Fidelity VIP Money Market Portfolio Sub-Account (FL5)	170,882	170,882	170,883
Fidelity VIP ContrafundTM Portfolio Sub-Account (FL6)	1,245	38,671	34,619
Fidelity VIP Overseas Portfolio Sub-Account (FL7)	5,524	108,635	139,315
Fidelity VIP Growth Portfolio Sub-Account (FL8)	1,043	32,896	46,916
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund Sub-Account (FTI)	5,433	85,924	110,022
Goldman Sachs Variable Insurance Trust
VIT Structured US Equity Fund Sub-Account (GS3)	3,788	47,861	49,846
Mid Cap Value Fund Sub-Account (GS8)	9	147	128
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	388	11,609	10,831
Mid Cap Value Portfolio Sub-Account (LA2)	1,987	42,444	37,562
MFS/Sun Life Series Trust
Government Securities Series Sub-Account (GSS)	1,728	21,941	22,270
High Yield Series Sub-Account (HYS)	9,843	66,557	64,570
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	152	1,793	1,776
Massachusetts Investors Trust Series Sub-Account (MIT)	15	501	528
New Discovery Series Sub-Account (NWD)	9	160	153
Total Return Series Sub-Account (TRS)	278	5,534	5,419
Utilities Series Sub-Account (UTS)	36	965	1,064
Value Series Sub-Account (MVS)	3,340	53,538	62,723
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	95	4,220	4,477
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	2,416	19,847	19,449
Low Duration Portfolio Sub-Account (PLD)	18,228	184,895	187,744
Emerging Markets Bond Portfolio Sub-Account (PMB)	8,145	111,029	111,348
Real Return Portfolio Sub-Account (PRR)	401	4,815	5,046
Total Return Portfolio Sub-Account (PTR)	6,009	62,322	63,031
Scudder VIT Funds
Scudder VIT Small Cap Index Fund Sub-Account (SSC)	1,901	28,136	27,944
Scudder Variable Series II
SVS Dreman Small Cap Value Portfolio Sub-Account (SCV)	1,996	39,021	40,169
Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	2,849	28,255	27,008
Sun Capital Real Estate Fund Sub-Account (SC3)	3,231	64,519	58,942
Sun Capital Blue Chip Mid Cap Fund Sub-Account (SC5)	3,100	61,455	55,645
Sun Capital Davis Venture Value Fund Sub-Account (SC7)	3,114	35,638	42,506
Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	315	4,872	4,084
Sun Capital All Cap Fund Sub-Account (SCM)	68	861	728

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Assets and Liabilities - December 31, 2007 – continued

Assets - continued:
Investment in – continued:	Shares	Cost	Value
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	6,968	$70,225	$82,297
Van Kampen Life Insurance Trust
LIT Growth & Income Portfolio Sub-Account (VGI)	22	468	479
Net Assets Applicable to Contract Owners		$1,775,550	$1,873,208

Net Assets Applicable to Contract Owners
		Units	Value

AIM Variable Insurance Funds, Inc.
AI4		2,099	$41,700
The Alger American Fund
AL4		3,826	76,702
AllianceBernstein Variable Product Series Fund, Inc.
AN3		4,624	61,174
Delaware Management Company
DGO		1,046	17,476
Dreyfus Investment Portfolios
DMC		4,910	70,861
Fidelity Variable Insurance Products Fund
FL4		9,366	115,773
FL5		14,269	170,883
FL6		1,813	34,619
FL7		8,081	139,315
FL8		4,067	46,916
Franklin Templeton Variable Insurance Products Trust
FTI		4,333	110,022
Goldman Sachs Variable Insurance Trust
GS3		4,140	49,846
GS8		8	128
Lord Abbett Series Fund, Inc.
LA1		740	10,831
LA2		2,538	37,562
MFS/Sun Life Series Trust
GSS		1,606	22,270
HYS		4,238	64,570
MIS		176	1,776
MIT		43	528
NWD		14	153
TRS		375	5,419
UTS		52	1,064
MVS		3,883	62,723
Oppenheimer Variable Account Funds
OCF		306	4,477

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Assets and Liabilities - December 31, 2007 – continued

Net Assets Applicable to Contract Owners – continued

	Units	Value

PIMCO Variable Insurance Trust
PHY	1,130	19,449
PLD	16,560	187,744
PMB	5,046	111,348
PRR	370	5,046
PTR	4,824	63,031
Scudder VIT Funds
SSC	1,287	27,944
Scudder Variable Series II
SCV	2,318	40,169
Sun Capital Advisers Trust
SC2	1,901	27,008
SC3	2,120	58,942
SC5	2,936	55,645
SC7	2,935	42,506
SCB	258	4,084
SCM	47	728
T. Rowe Price Equity Series, Inc.
TBC	5,417	82,297
Van Kampen Life Insurance Trust
VGI	31	479
Net Assets		$1,873,208

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007

	AI4	AL4	AN3	DGO
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (e)
Income:
Dividend income	$169	$-	$662	$-

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$122	$141	$649	$(5)
Realized gain distributions	-	4,280	2,722	-
Net realized gains (losses)	$122	$4,421	$3,371	$(5)

Net unrealized appreciation (depreciation) on investments:
End of year	$68	$9,646	$3,971	$(335)
Beginning of year	56	749	5,636	-
Change in unrealized appreciation (depreciation)	$12	$8,897	$(1,665)	$(335)

Realized and unrealized gains (losses)	$134	$13,318	$1,706	$(340)
Increase (Decrease) in net assets from operations	$303	$13,318	$2,368	$(340)

	DMC	FL4	FL5	FL6
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$278	$3,842	$7,930	$278

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(287)	$1,812	$-	$324
Realized gain distributions	7,902	-	-	8,303
Net realized gains (losses)	$7,615	$1,812	$-	$8,627

Net unrealized appreciation (depreciation) on investments:
End of year	$(8,795)	$14,217	$-	$(4,052)
Beginning of year	(1,456)	14,641	-	(205)
Change in unrealized appreciation (depreciation)	$(7,339)	$(424)	$-	$(3,847)

Realized and unrealized gains (losses)	$276	$1,388	$-	$4,780
Increase (Decrease) in net assets from operations	$554	$5,230	$7,930	$5,058

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007 – continued

	FL7	FL8	FTI	GS3
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,034	$261	$1,964	$557

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$2,906	$407	$1,955	$430
Realized gain distributions	7,831	39	4,479	3,908
Net realized gains (losses)	$10,737	$446	$6,434	$4,338

Net unrealized appreciation (depreciation) on investments:
End of year	$30,680	$14,020	$24,098	$1,985
Beginning of year	26,001	4,593	18,412	7,782
Change in unrealized appreciation (depreciation)	$4,679	$9,427	$5,686	$(5,797)

Realized and unrealized gains (losses)	$15,416	$9,873	$12,120	$(1,459)
Increase (Decrease) in net assets from operations	$19,450	$10,134	$14,084	$(902)

	GS8	LA1	LA2	GSS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1	$136	$172	$891

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1	$96	$123	$(51)
Realized gain distributions	19	749	5,056	-
Net realized gains (losses)	$20	$845	$5,179	$(51)

Net unrealized appreciation (depreciation) on investments:
End of year	$(19)	$(778)	$(4,882)	$329
Beginning of year	(4)	144	517	(207)
Change in unrealized appreciation (depreciation)	$(15)	$(922)	$(5,399)	$536

Realized and unrealized gains (losses)	$5	$(77)	$(220)	$485
Increase (Decrease) in net assets from operations	$6	$59	$(48)	$1,376

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007 – continued

	HYS	MIS	MIT	NWD
	Sub-Account	Sub-Account (e)	Sub-Account	Sub-Account
Income:
Dividend income	$4,630	$-	$6	$-

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(262)	$-	$19	$7
Realized gain distributions	-	-	-	3
Net realized gains (losses)	$(262)	$-	$19	$10

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,987)	$(17)	$27	$(7)
Beginning of year	1,235	-	29	3
Change in unrealized appreciation (depreciation)	$(3,222)	$(17)	$(2)	$(10)

Realized and unrealized gains (losses)	$(3,484)	$(17)	$17	$-
Increase (Decrease) in net assets from operations	$1,146	$(17)	$23	$-

	TRS	UTS	MVS	OCF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3	$6	$962	$1

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$-	$77	$410	$50
Realized gain distributions	4	-	3,495	-
Net realized gains (losses)	$4	$77	$3,905	$50

Net unrealized appreciation (depreciation) on investments:
End of year	$(115)	$99	$9,185	$257
Beginning of year	2	44	9,360	22
Change in unrealized appreciation (depreciation)	$(117)	$55	$(175)	$235

Realized and unrealized gains (losses)	$(113)	$132	$3,730	$285
Increase (Decrease) in net assets from operations	$(110)	$138	$4,692	$286

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007 – continued

	PHY	PLD	PMB	PRR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$682	$8,282	$5,124	$181

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(5)	$(140)	$172	$(18)
Realized gain distributions	-	-	2,192	12
Net realized gains (losses)	$(5)	$(140)	$2,364	$(6)

Net unrealized appreciation (depreciation) on investments:
End of year	$(398)	$2,849	$319	$231
Beginning of year	6	(1,613)	2,453	(26)
Change in unrealized appreciation (depreciation)	$(404)	$4,462	$(2,134)	$257

Realized and unrealized gains (losses)	$(409)	$4,322	$230	$251
Increase (Decrease) in net assets from operations	$273	$12,604	$5,354	$432

	PTR	SSC	SCV	SC2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,792	155	394	1,315

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(96)	340	292	(63)
Realized gain distributions	-	1,622	5,691	-
Net realized gains (losses)	$(96)	1,962	5,983	(63)

Net unrealized appreciation (depreciation) on investments:
End of year	$709	(192)	1,148	(1,247)
Beginning of year	(1,597)	2,765	6,293	(936)
Change in unrealized appreciation (depreciation)	$2,306	(2,957)	(5,145)	(311)

Realized and unrealized gains (losses)	$2,210	(995)	838	(374)
Increase (Decrease) in net assets from operations	$5,002	(840)	1,232	941

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007 – continued

	SC3	SC5	SC7	SCB
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$966	$630	$239	$-

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,100	$84	$398	$18
Realized gain distributions	8,048	9,530	-	422
Net realized gains (losses)	$9,148	$9,614	$398	$440

Net unrealized appreciation (depreciation) on investments:
End of year	$(5,577)	$(5,810)	$6,868	$(788)
Beginning of year	13,450	(313)	6,131	22
Change in unrealized appreciation (depreciation)	$(19,027)	$(5,497)	$737	$(810)

Realized and unrealized gains (losses)	$(9,879)	$4,117	$1,135	$(370)
Increase (Decrease) in net assets from operations	$(8,913)	$4,747	$1,374	$(370)

	SCM	TBC	VGI
	Sub-Account (e)	Sub-Account	Sub-Account
Income:
Dividend income	$7	$348	$4

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(6)	$973	$14
Realized gain distributions	49	-	8
Net realized gains (losses)	$43	$973	$22

Net unrealized appreciation (depreciation) on investments:
End of year	$(133)	$12,072	$11
Beginning of year	-	6,313	31
Change in unrealized appreciation (depreciation)	$(133)	$5,759	$(20)

Realized and unrealized gains (losses)	$(90)	$6,732	$2
Increase (Decrease) in net assets from operations	$(83)	$7,080	$6

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets

	AI4		AL4		AN3		DGO		DMC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007 (e)	2006	2007	2006
Operations:
Net investment income	$169	$3	$-	$-	$662	$518	$-	$-	$278	$198
Net realized gains (losses)	122	41	4,421	3,797	3,371	2,728	(5)	-	7,615	8,505
Net unrealized gains (losses)	12	36	8,897	(1,127)	(1,665)	4,215	(335)	-	(7,339)	(4,590)
Increase (Decrease) in net assets from
operations	$303	$80	$13,318	$2,670	$2,368	$7,461	$(340)	$-	$554	$4,113

Contract Owner Transactions:
Purchase payments received	$419	$46	$364	$398	$10,046	$7,994	$-	$-	$13,114	$10,288
Net transfers between Sub-Accounts and
Fixed Account	41,740	-	36,167	41	1,028	6,933	18,053	-	(1,879)	13,219
Withdrawals and surrenders	-	-	-	-	(359)	(35)	-	-	(495)	(49)
Mortality and expense risk charges	(128)	(2)	(290)	(166)	(362)	(306)	(54)	-	(434)	(342)
Charges for life insurance protection and
monthly administration charge	(893)	(98)	(1,710)	(1,101)	(4,249)	(3,914)	(183)	-	(5,406)	(5,041)
Increase (decrease) in net assets from
contract owner activity	$41,138	$(54)	$34,531	$(828)	$6,104	$10,672	$17,816	$-	$4,900	$18,075

Increase (decrease) in net assets	$41,441	$26	$47,849	$1,842	$8,472	$18,133	$17,476	$-	$5,454	$22,188

Net Assets:
Beginning of year	$259	$233	$28,853	$27,011	$52,702	$34,569	$-	$-	$65,407	$43,219
End of year	$41,700	$259	$76,702	$28,853	$61,174	$52,702	$17,476	$-	$70,861	$65,407

Unit Transactions:
Beginning of year	15	17	1,893	1,952	4,178	3,206	-	-	4,600	3,276
Purchased	22	5	19	27	759	704	-	-	859	753
Transferred between Sub-Accounts and Fixed
Accumulation Account	2,113	-	2,026	3	67	641	1,061	-	(127)	968
Withdrawn, surrendered, and redeemed
for contract charges	(51)	(7)	(112)	(89)	(380)	(373)	(15)	-	(422)	(397)
End of year	2,099	15	3,826	1,893	4,624	4,178	1,046	-	4,910	4,600

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	FL4		FL5		FL6		FL7		FL8
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$3,842	$1,315	$7,930	$5,807	$278	$295	$4,034	$733	$261	$104
Net realized gains (losses)	1,812	869	-	-	8,627	2,454	10,737	2,438	446	127
Net unrealized gains (losses)	(424)	11,268	-	-	(3,847)	(607)	4,679	13,585	9,427	2,236
Increase (Decrease) in net assets from
operations	$5,230	$13,452	$7,930	$5,807	$5,058	$2,142	$19,450	$16,756	$10,134	$2,467

Contract Owner Transactions:
Purchase payments received	$19,597	$15,251	$86,144	$22,044	$2,720	$2,380	$16,247	$12,362	$181	$181
Net transfers between Sub-Accounts and
Fixed Account	(2,648)	13,878	(21,862)	24,354	161	21,852	(564)	11,197	-	-
Withdrawals and surrenders	(679)	(67)	(5)	-	-	-	(695)	(70)	-	-
Mortality and expense risk charges	(653)	(550)	(1,005)	(798)	(182)	(139)	(633)	(534)	(298)	(274)
Charges for life insurance protection and
monthly administration charge	(8,275)	(7,572)	(47,032)	(39,739)	(1,359)	(1,165)	(8,536)	(7,250)	(1,571)	(1,327)
Increase (decrease) in net assets from
contract owner activity	$7,342	$20,940	$16,240	$5,861	$1,340	$22,928	$5,819	$15,705	$(1,688)	$(1,420)

Increase (decrease) in net assets	$12,572	$34,392	$24,170	$11,668	$6,398	$25,070	$25,269	$32,461	$8,446	$1,047

Net Assets:
Beginning of year	$103,201	$68,809	$146,713	$135,045	$28,221	$3,151	$114,046	$81,585	$38,470	$37,423
End of year	$115,773	$103,201	$170,883	$146,713	$34,619	$28,221	$139,315	$114,046	$46,916	$38,470

Unit Transactions:
Beginning of year	8,794	6,780	12,875	12,416	1,736	216	7,753	6,542	4,231	4,393
Purchased	1,576	1,422	7,383	1,949	155	159	996	926	18	21
Transferred between Sub-Accounts and Fixed
Accumulation Account	(223)	1,354	(1,882)	2,150	8	1,447	(60)	875	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(781)	(762)	(4,107)	(3,640)	(86)	(86)	(608)	(590)	(182)	(183)
End of year	9,366	8,794	14,269	12,875	1,813	1,736	8,081	7,753	4,067	4,231
See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	FTI		GS3		GS8		LA1		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$1,964	$939	$557	$492	$1	$2	$136	$34	$172	$159
Net realized gains (losses)	6,434	1,031	4,338	230	20	23	845	105	5,179	2,562
Net unrealized gains (losses)	5,686	12,944	(5,797)	4,778	(15)	1	(922)	144	(5,399)	925
Increase (Decrease) in net assets from
operations	$14,084	$14,914	$(902)	$5,500	$6	$26	$59	$283	$(48)	$3,646

Contract Owner Transactions:
Purchase payments received	$13,790	$8,323	$517	$523	$-	$77	$3,224	$-	$1,892	$1,722
Net transfers between Sub-Accounts and
Fixed Account	1,938	8,578	5,264	41	1	-	5,902	3,230	4,691	41
Withdrawals and surrenders	(364)	(34)	-	-	-	-	-	-	-	-
Mortality and expense risk charges	(517)	(426)	(300)	(265)	(1)	(1)	(49)	(14)	(214)	(180)
Charges for life insurance protection and
monthly administration charge	(6,201)	(5,350)	(2,304)	(1,727)	(58)	(66)	(1,076)	(728)	(1,712)	(1,297)
Increase (decrease) in net assets from
contract owner activity	$8,646	$11,091	$3,177	$(1,428)	$(58)	$10	$8,001	$2,488	$4,657	$286

Increase (decrease) in net assets	$22,730	$26,005	$2,275	$4,072	$(52)	$36	$8,060	$2,771	$4,609	$3,932

Net Assets:
Beginning of year	$87,292	$61,287	$47,571	$43,499	$180	$144	$2,771	$-	$32,953	$29,021
End of year	$110,022	$87,292	$49,846	$47,571	$128	$180	$10,831	$2,771	$37,562	$32,953

Unit Transactions:
Beginning of year	3,969	3,384	3,887	4,012	11	11	196	-	2,240	2,214
Purchased	590	425	42	45	-	5	224	-	124	132
Transferred between Sub-Accounts and Fixed
Accumulation Account	72	454	420	4	-	-	396	251	299	3
Withdrawn, surrendered, and redeemed
for contract charges	(298)	(294)	(209)	(174)	(3)	(5)	(76)	(55)	(125)	(109)
End of year	4,333	3,969	4,140	3,887	8	11	740	196	2,538	2,240

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	GSS		HYS		MIS		MIT		NWD
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (e)	2006	2007	2006	2007	2006
Operations:
Net investment income	$891	$739	$4,630	$4,541	$-	$-	$6	$3	$-	$-
Net realized gains (losses)	(51)	(51)	(262)	(234)	-	-	19	15	10	1
Net unrealized gains (losses)	536	(87)	(3,222)	1,436	(17)	-	(2)	16	(10)	3
Increase (Decrease) in net assets from
operations	$1,376	$601	$1,146	$5,743	$(17)	$-	$23	$34	$-	$4

Contract Owner Transactions:
Purchase payments received	$2,061	$2,061	$3,805	$3,805	$-	$-	$328	$158	$168	$43
Net transfers between Sub-Accounts and
Fixed Account	3,306	789	1,630	560	1,818	-	-	-	(1)	47
Withdrawals and surrenders	(5)	-	(11)	-	-	-	-	-	-	-
Mortality and expense risk charges	(125)	(107)	(411)	(374)	(2)	-	(3)	(2)	(1)	-
Charges for life insurance protection and
monthly administration charge	(981)	(921)	(2,980)	(2,635)	(23)	-	(110)	(103)	(77)	(30)
Increase (decrease) in net assets from
contract owner activity	$4,256	$1,822	$2,033	$1,356	$1,793	$-	$215	$53	$89	$60

Increase (decrease) in net assets	$5,632	$2,423	$3,179	$7,099	$1,776	$-	$238	$87	$89	$64

Net Assets:
Beginning of year	$16,638	$14,215	$61,391	$54,292	$-	$-	$290	$203	$64	$-
End of year	$22,270	$16,638	$64,570	$61,391	$1,776	$-	$528	$290	$153	$64

Unit Transactions:
Beginning of year	1,286	1,139	4,107	4,010	-	-	25	20	6	-
Purchased	157	165	248	270	-	-	27	15	15	4
Transferred between Sub-Accounts and Fixed
Accumulation Account	247	64	105	41	178	-	-	-	-	5
Withdrawn, surrendered, and redeemed
for contract charges	(84)	(82)	(222)	(214)	(2)	-	(9)	(10)	(7)	(3)
End of year	1,606	1,286	4,238	4,107	176	-	43	25	14	6

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	TRS		UTS		MVS		OCF		PHY
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$3	$-	$6	$6	$962	$790	$1	$1	$682	$22
Net realized gains (losses)	4	1	77	24	3,905	2,131	50	13	(5)	-
Net unrealized gains (losses)	(117)	2	55	32	(175)	7,365	235	9	(404)	7
Increase (Decrease) in net assets from
operations	$(110)	$3	$138	$62	$4,692	$10,286	$286	$23	$273	$29

Contract Owner Transactions:
Purchase payments received	$168	$41	$417	$121	$1,279	$1,279	$666	$201	$200	$200
Net transfers between Sub-Accounts and
Fixed Account	5,452	47	507	47	763	-	3,505	47	18,966	-
Withdrawals and surrenders	-	-	-	-	-	-	-	-	-	-
Mortality and expense risk charges	(6)	-	(4)	(1)	(350)	(311)	(16)	(2)	(58)	(2)
Charges for life insurance protection and
monthly administration charge	(146)	(30)	(266)	(101)	(2,248)	(1,775)	(352)	(161)	(293)	(94)
Increase (decrease) in net assets from
contract owner activity	$5,468	$58	$654	$66	$(556)	$(807)	$3,803	$85	$18,815	$104

Increase (decrease) in net assets	$5,358	$61	$792	$128	$4,136	$9,479	$4,089	$108	$19,088	$133

Net Assets:
Beginning of year	$61	$-	$272	$144	$58,587	$49,108	$388	$280	$361	$228
End of year	$5,419	$61	$1,064	$272	$62,723	$58,587	$4,477	$388	$19,449	$361

Unit Transactions:
Beginning of year	4	-	17	12	3,914	3,968	30	24	22	15
Purchased	12	3	23	9	86	100	48	16	12	13
Transferred between Sub-Accounts and Fixed
Accumulation Account	369	4	27	3	47	-	254	4	1,117	-
Withdrawn, surrendered, and redeemed
for contract charges	(10)	(3)	(15)	(7)	(164)	(154)	(26)	(14)	(21)	(6)
End of year	375	4	52	17	3,883	3,914	306	30	1,130	22

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	PLD		PMB		PRR		PTR		SSC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$8,282	$6,393	$5,124	$3,286	$181	$14	$2,792	$2,293	$155	$72
Net realized gains (losses)	(140)	(249)	2,364	966	(6)	8	(96)	147	1,962	1,137
Net unrealized gains (losses)	4,462	(128)	(2,134)	1,378	257	(24)	2,306	(405)	(2,957)	2,049
Increase (Decrease) in net assets from
operations	$12,604	$6,016	$5,354	$5,630	$432	$(2)	$5,002	$2,035	$(840)	$3,258

Contract Owner Transactions:
Purchase payments received	$15,993	$14,112	$6,319	$5,169	$3,588	$364	$4,919	$4,017	$5,660	$3,979
Net transfers between Sub-Accounts and
Fixed Account	8,602	12,682	37,658	4,471	1,168	41	2,475	7,271	1,293	4,206
Withdrawals and surrenders	(201)	-	(91)	-	-	-	(137)	(12)	(219)	(24)
Mortality and expense risk charges	(1,191)	(1,032)	(545)	(382)	(22)	(2)	(397)	(344)	(158)	(123)
Charges for life insurance protection and
monthly administration charge	(9,262)	(8,551)	(4,324)	(3,508)	(603)	(180)	(3,651)	(3,560)	(2,541)	(2,047)
Increase (decrease) in net assets from
contract owner activity	$13,941	$17,211	$39,017	$5,750	$4,131	$223	$3,209	$7,372	$4,035	$5,991

Increase (decrease) in net assets	$26,545	$23,227	$44,371	$11,380	$4,563	$221	$8,211	$9,407	$3,195	$9,249

Net Assets:
Beginning of year	$161,199	$137,972	$66,977	$55,597	$483	$262	$54,820	$45,413	$24,749	$15,500
End of year	$187,744	$161,199	$111,348	$66,977	5,046	$483	$63,031	$54,820	$27,944	$24,749

Unit Transactions:
Beginning of year	15,264	13,585	3,211	2,913	39	21	4,561	3,924	1,115	818
Purchased	1,482	1,368	296	265	286	29	402	345	245	193
Transferred between Sub-Accounts and Fixed
Accumulation Account	793	1,242	1,770	232	93	3	198	627	55	210
Withdrawn, surrendered, and redeemed
for contract charges	(979)	(931)	(231)	(199)	(48)	(14)	(337)	(335)	(128)	(106)
End of year	16,560	15,264	5,046	3,211	370	39	4,824	4,561	1,287	1,115
See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	SCV		SC2		SC3		SC5		SC7
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$394	$262	$1,315	$1,277	$966	$946	$630	$-	239	241
Net realized gains (losses)	5,983	2,780	(63)	233	9,148	3,777	9,614	5,211	398	152
Net unrealized gains (losses)	(5,145)	4,627	(311)	(207)	(19,027)	13,882	(5,497)	(2,074)	737	4,261
Increase (Decrease) in net assets from
operations	$1,232	$7,669	$941	$1,303	$(8,913)	$18,605	$4,747	$3,137	$1,374	$4,654

Contract Owner Transactions:
Purchase payments received	$2,070	$2,068	$-	$-	$5,883	$4,424	$3,392	$21	$364	$362
Net transfers between Sub-Accounts and
Fixed Account	420	41	2,254	-	41	743	18,053	3,277	7,015	41
Withdrawals and surrenders					(217)	(24)
Mortality and expense risk charges	(215)	(184)	(177)	(161)	(330)	(298)	(262)	(175)	(237)	(195)
Charges for life insurance protection and
monthly administration charge	(1,558)	(1,301)	(1,169)	(919)	(3,677)	(3,266)	(2,194)	(1,634)	(1,771)	(1,290)
Increase (decrease) in net assets from
contract owner activity	$717	$624	$908	$(1,080)	$1,700	$1,579	$18,989	$1,489	$5,371	$(1,082)

Increase (decrease) in net assets	$1,949	$8,293	$1,849	$223	$(7,213)	$20,184	$23,736	$4,626	$6,745	$3,572

Net Assets:
Beginning of year	$38,220	$29,927	$25,159	$24,936	$66,155	$45,971	$31,909	$27,283	$35,761	$32,189
End of year	$40,169	$38,220	$27,008	$25,159	$58,942	$66,155	$55,645	$31,909	$42,506	$35,761

Unit Transactions:
Beginning of year	2,273	2,226	1,837	1,919	2,067	1,996	1,943	1,849	2,574	2,659
Purchased	121	141	-	-	186	161	192	3	25	28
Transferred between Sub-Accounts and Fixed
Accumulation Account	24	3	160	-	2	41	933	208	475	3
Withdrawn, surrendered, and redeemed
for contract charges	(100)	(97)	(96)	(82)	(135)	(131)	(132)	(117)	(139)	(116)
End of year	2,318	2,273	1,901	1,837	2,120	2,067	2,936	1,943	2,935	2,574

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	SCB		SCM		TBC		VGI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007 (e)	2006	2007	2006	2007	2006
Operations:
Net investment income	$-	$-	$7	$-	$348	$146	$4	$1
Net realized gains (losses)	440	11	43	-	973	367	22	15
Net unrealized gains (losses)	(810)	23	(133)	-	5,759	3,954	(20)	18
Increase (Decrease) in net assets from
operations	$(370)	$34	$(83)	$-	$7,080	$4,467	$6	$34

Contract Owner Transactions:
Purchase payments received	$182	$181	$-	$-	$9,874	$7,699	$158	$158
Net transfers between Sub-Accounts and
Fixed Account	4,235	20	1,015	-	19,264	9,113	180	-
Withdrawals and surrenders					(358)	(33)
Mortality and expense risk charges	(15)	(1)	(3)	-	(393)	(275)	(2)	(1)
Charges for life insurance protection and
monthly administration charge	(240)	(101)	(201)	-	(4,523)	(3,805)	(101)	(75)
Increase (decrease) in net assets from
contract owner activity	$4,162	$99	$811	$-	$23,864	$12,699	$235	$82

Increase (decrease) in net assets	$3,792	$133	$728	$-	$30,944	$17,166	$241	$116

Net Assets:
Beginning of year	$292	$159	$-	$-	$51,353	$34,187	$238	$122
End of year	$4,084	$292	$728	$-	$82,297	$51,353	$479	$238

Unit Transactions:
Beginning of year	18	11	-	-	3,811	2,782	16	10
Purchased	11	12	-	-	677	616	11	12
Transferred between Sub-Accounts and Fixed
Accumulation Account	244	1	59	-	1,292	740	11	-
Withdrawn, surrendered, and redeemed
for contract charges	(15)	(6)	(12)	-	(363)	(327)	(7)	(6)
End of year	258	18	47	-	5,417	3,811	31	16

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (N.Y.) Variable Account D

Notes to Financial Statements

(1) Organization

Sun Life (N.Y.) Variable Account A (the “Variable Account”), a separate account of Sun Life Insurance and Annuity Company of  New York (the “Sponsor”) was established on April 24, 2003 as a funding vehicle for the variable portion of certain individual variable universal life insurance contracts.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts.  Each Sub-Account is invested in shares of a single corresponding investment portfolio of one of the following mutual funds:

AIM V.I. International Growth Fund Sub-Account, Alger American Mid Cap Growth Portfolio Sub-Account, AllianceBernstein VP Growth and Income Portfolio Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Dreyfus MidCap Stock Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Franklin Templeton Foreign Securities Sub-Account, Goldman Sachs Structured US Equity Sub-Account, Goldman Sachs Mid Cap Value Fund Sub-Account, Lord Abbett Growth and Income Portfolio Sub-Account, Lord Abbett Mid-Cap Value Portfolio Sub-Account, MFS/Sun Life Series Trust Government Securities Series Sub-Account, MFS/Sun Life Series Trust High Yield Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Series Trust New Discovery Series Sub-Account, MFS/Sun Life Series Trust Total Return Series Sub-Account, MFS/Sun Life Series Trust Utilities Series Sub-Account, MFS/Sun Life Series Trust Value Series Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, PIMCO High Yield Portfolio Sub-Account, PIMCO Low Duration Fund Sub-Account, PIMCO Emerging Markets Bond Portfolio Sub-Account, PIMCO Real Return Portfolio Sub-Account, PIMCO Total Return Portfolio Sub-Account, Scudder VIT Small Cap Index Fund Sub-Account, Scudder SVS Dreman Small Cap Value Portfolio Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Real Estate Fund Sub-Account, Sun Capital Blue Chip Mid-Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund  Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital All Cap Fund Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account and Van Kampen LIT Growth & Income Portfolio Sub-Account (collectively the “Funds” or “Sub-Accounts”).

The Variable Account exists in accordance with the regulations of the New York State Insurance Department.  The assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires the Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of investment income, realized and unrealized gains or losses during the reporting period.  Actual results could differ from those estimates.

Investment Valuations
Investments in the Funds are recorded at their net asset value and are carried at market value.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of shares of the Funds are determined on the first in, first out basis.  Dividend income and realized gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not currently subject to tax by the contract owner.

Sun Life of Canada (N.Y.) Variable Account D

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes”.  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Sponsor of the Sub-Accounts will adopt SFAS No. 157 effective January 1, 2008 and will apply the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.  The adoption of SFAS No. 157 is not expected to have a material impact on the Sub-Account's financial position or results of operations.

(3) Contract Charges and Related Party Transactions

The Sponsor sells both a Survivorship Variable Universal Life Insurance Product (“Survivorship Product”) and Single Life Variable Universal Life Products (“Single Life Products”).  The contract charges for these products are as follows:

Mortality and Expense Risk – A mortality and expense risk charge based on the value of the Variable Account is deducted at the monthly anniversary date from the contract’s account value, through the reduction of unit values for the mortality and expense risks assumed by the Sponsor.  The maximum deduction is at an effective annual rate of .60%, for policy years one through 10 for the Single Life Products, and policy years one through 15 for the Survivorship Product.  Thereafter, the effective annual rate is .10% for the Single Life Products and .20% for the Survivorship Product, respectively.

Administration Charges - For the Single Life Products, a monthly charge of $8 is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase.  For the Survivorship Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase.  The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.  These monthly charges are deducted from each contract’s account value to cover administrative expenses and issuance costs.

Sun Life of Canada (N.Y.) Variable Account D

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

Charges for Life Insurance Protection – A monthly cost of insurance charge is deducted from the contract’s account value to cover anticipated costs of providing insurance coverage.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex, and rating class of each insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary smoker and non-smoker mortality tables.

Sales Charge - The Sponsor deducts a sales charge from premiums at the time of purchase.  For the Single Life Products the current charge is 5.25% of the amount of premium.  The maximum charge is guaranteed not to exceed 7.25%.  For the Survivorship Product, the charge is based on certain factors, including the specified face amount, age, sex, and rating class of the insured.  The current charge is 6% of premiums, and is guaranteed not to exceed 8%.

Surrender Charge - A surrender charge may be deducted to cover certain expenses relating to the sale of the contract.  The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase.  For the Single Life Products, the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and nine years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase.  Surrender charges are deducted and retained by the Sponsor.   These amounts are included in the “Withdrawals and Surrenders” line on the Statement of Changes in Net Assets for each Sub-Account.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .50% to .75% and .50% to .95% of average net asset value, respectively.

 (4) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of investments of the Funds for each Sub-Account for the year ended December 31, 2007:

	Purchases	Sales

AIM Variable Insurance Funds, Inc.
V.I. International Growth Fund Sub-Account (AI4)	$ 42,348	$ 1,041
The Alger American Fund
Mid Cap Growth Portfolio Sub-Account (AL4)	40,751	1,940
AllianceBernstein Variable Product Series Fund, Inc.
Growth and Income Portfolio Sub-Account (AN3)	15,011	5,523
Delaware Management Company
VIP Growth Opportunities Series Sub-Account (DGO)	18,053	237
Dreyfus Investment Portfolios
MidCap Stock Portfolio Sub-Account (DMC)	19,907	6,827
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio Sub-Account (FL4)	21,277	10,093
Fidelity VIP Money Market Portfolio Sub-Account (FL5)	91,071	66,903
Fidelity VIP ContrafundTM Portfolio Sub-Account (FL6)	11,420	1,499
Fidelity VIP Overseas Portfolio Sub-Account (FL7)	27,817	10,133
Fidelity VIP Growth Portfolio Sub-Account (FL8)	481	1,869
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities FundSub-Account (FTI)	22,659	7,570
Goldman Sachs Variable Insurance Trust
VIT Structured US Equity Fund Sub-Account (GS3)	10,133	2,491
Mid Cap Value Fund Sub-Account (GS8)	21	59
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	10,010	1,124
Mid Cap Value Portfolio Sub-Account (LA2)	11,706	1,821

Sun Life of Canada (N.Y.) Variable Account D

Notes to Financial Statements - continued

(4) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust
Government Securities Series Sub-Account (GSS)	$ 6,117	$ 970
High Yield Series Sub-Account (HYS)	9,643	2,980
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	1,818	25
Massachusetts Investors Trust Series Sub-Account (MIT)	329	108
New Discovery Series Sub-Account (NWD)	170	78
Total Return Series Sub-Account (TRS)	5,627	153
Utilities Series Sub-Account (UTS)	912	252
Value Series Sub-Account (MVS)	6,304	2,403
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	4,149	345
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	19,838	341
Low Duration Portfolio Sub-Account (PLD)	30,933	8,710
Emerging Markets Bond Portfolio Sub-Account (PMB)	50,301	3,968
Real Return Porfolio Sub-Account (PRR)	4,862	538
Total Return Portfolio Sub-Account (PTR)	9,337	3,336
Scudder VIT Funds
Scudder VIT Small Cap Index Fund Sub-Account (SSC)	8,718	2,906
Scudder Variable Series II
SVS Dreman Small Cap Value Portfolio Sub-Account (SCV)	8,507	1,705
Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	3,460	1,237
Sun Capital Real Estate Fund Sub-Account (SC3)	15,075	4,361
Sun Capital Blue Chip Mid Cap Fund Sub-Account (SC5)	31,600	2,451
Sun Capital Davis Venture Value Fund Sub-Account (SC7)	7,561	1,951
Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	4,823	239
Sun Capital All Cap Fund Sub-Account (SCM)	1,071	204
T. Rowe Price Equity Series, Inc.
T.Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	28,788	4,576
Van Kampen Life Insurance Trust
LIT Growth & Income Portfolio Sub-Account (VGI)	350	103

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements – continued

(5) Financial Highlights

The summary of units outstanding, unit values, net assets, investment income ratio and the total return for the years in the period ended December 31, is as follows:

	At December 31			For year ended December 31

				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio*	Return **

AI4
December 31,2007	2,099	$19.8683	$41,700	0.84%	14.71%
December 31,2006	15	17.3200	259	0.96	28.23
December 31,2005	17	13.5100	233	1.96	19.99
December 31,2004	-	-	-	-	-
AL4
December 31,2007	3,826	20.0484	76,702	-	31.55
December 31,2006	1,893	15.2400	28,853	-	10.14
December 31,2005	1,952	13.8400	27,011	-	7.56
December 31,2004 (d)	-	-	-	-	-
AN3
December 31,2007	4,624	13.2284	61,174	1.17	4.82
December 31,2006	4,178	12.6153	52,702	1.16	16.98
December 31,2005	3,206	10.7800	34,569	1.20	4.60
December 31,2004	521	10.3100	5,373	0.04	28.94
DGO
December 31,2007 (e)	1,046	16.7006	17,476	-	(1.88)
DMC
December 31,2007	4,910	14.4327	70,861	0.39	1.50
December 31,2006	4,600	14.2197	65,407	-	0.08
December 31,2005	3,276	13.2000	43,219	0.03	9.17
December 31,2004 (d)	572	12.0900	6,921	0.56	20.89
FL4
December 31,2007	9,366	12.3616	115,773	3.45	5.38
December 31,2006	8,794	11.7349	103,201	1.49	15.61
December 31,2005	6,780	10.1500	68,809	0.98	4.71
December 31,2004	1,075	9.6900	10,418	-	8.05
FL5
December 31,2007	14,269	11.9776	170,883	4.95	5.07
December 31,2006	12,875	11.3954	146,713	4.60	4.77
December 31,2005	12,416	10.8800	135,045	3.37	2.93
December 31,2004	138	10.5700	1,458	0.62	0.58
FL6
December 31,2007	1,813	19.0976	34,619	0.88	17.52
December 31,2006	1,736	16.2522	28,221	1.30	11.59
December 31,2005	216	14.5600	3,151	-	17.56
December 31,2004	-	12.4600	-	-	7.96
FL7
December 31,2007	8,081	17.2402	139,315	3.16	17.20
December 31,2006	7,753	14.7092	114,046	0.74	17.95
December 31,2005	6,542	12.4700	81,585	0.24	18.97
December 31,2004	771	10.4800	8,083	-	11.44
FL8
December 31,2007	4,067	11.5349	46,916	0.61	26.90
December 31,2006	4,231	9.0919	38,470	0.28	6.73
December 31,2005	4,393	8.5200	37,423	-	5.67
December 31,2004	18	8.0600	147	-	(0.25)

(d) For the period August 6, 2004 (commencement of operations) through December 31, 2004.
(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements – continued

(5) Financial Highlights – continued

	At December 31			For year ended December 31

				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio*	Return **

FTI
December 31,2007	4,333	$25.3936	$110,022	1.97%	15.48%
December 31,2006	3,969	21.9940	87,292	1.24	21.44
December 31,2005	3,384	18.1100	61,287	0.72	10.17
December 31,2004	290	16.4400	4,771	-	11.69
GS3
December 31,2007	4,140	12.0395	49,846	1.13	(1.64)
December 31,2006	3,887	12.2387	47,571	1.09	12.89
December 31,2005	4,012	10.8400	43,499	1.65	14.34
December 31,2004	-	-	-	-	-
GS8
December 31,2007	8	16.2960	128	0.65	3.20
December 31,2006 (a)	11	15.7901	180	0.90	16.16
December 31,2005	11	13.5900	144	1.43	14.93
December 31,2004 (d)	-	-	-	-	-
LA1
December 31,2007	740	14.6341	10,831	1.68	3.42
December 31,2006 (b)	196	14.1477	2,771	1.52	10.67
LA2
December 31,2007	2,538	14.7973	37,562	0.47	0.59
December 31,2006	2,240	14.7119	32,953	0.53	12.23
December 31,2005	2,214	13.1100	29,021	0.92	14.09
December 31,2004 (d)	-	-	-	-	-
GSS
December 31,2007	1,606	13.8681	22,270	4.72	7.17
December 31,2006	1,286	12.9393	16,638	4.77	3.68
December 31,2005	1,139	12.4800	14,215	4.58	2.30
December 31,2004	116	12.2000	1,414		1.70
HYS
December 31,2007	4,238	15.2339	64,570	7.24	1.90
December 31,2006	4,107	14.9459	61,391	7.91	10.39
December 31,2005	4,010	13.5400	54,292	4.94	2.19
December 31,2004	217	13.2500	2,876		9.42
MIS
December 31,2007 (e)	176	10.1192	1,776		(0.89)
MIT
December 31,2007	43	12.2773	528	1.27	5.93
December 31,2006	25	11.5879	290	0.92	13.30
December 31,2005	20	10.2300	203	1.33	12.65
December 31,2004	-	-	-	-	-
NWD
December 31,2007	14	10.8576	153	-	2.53
December 31,2006 (b)	6	10.5867	64	-	9.29
TRS
December 31,2007	375	14.4521	5,419	0.21	4.35
December 31,2006 (b)	4	13.8535	61	-	10.18

(a) Effective May 1, 2006, Goldman Sachs Mid Cap Value Fund is closed to new premium or transfers.
(b) For the period May 2006 (commencement of operations) through December 31, 2006.
(d) For the period August 6, 2004 (commencement of operations) through December 31, 2004.
(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements – continued

(5) Financial Highlights – continued

	At December 31			For year ended December 31

				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio*	Return **

UTS
December 31,2007	52	$20.5326	$1,064	0.82%	28.57%
December 31,2006	17	15.9689	272	2.93	32.28
December 31,2005	12	12.0700	144	1.25	17.82
December 31,2004	-	-	-	-	-
MVS
December 31,2007	3,883	16.1546	62,723	1.55	7.91
December 31,2006	3,914	14.9684	58,587	1.48	20.96
December 31,2005	3,968	12.3800	49,108	0.15	6.05
December 31,2004 (d)	-	-	-	-	-
OCF
December 31,2007	306	14.6226	4,477	0.03	14.15
December 31,2006	30	12.8101	388	0.26	7.95
December 31,2005	24	11.8700	280	-	11.33
December 31,2004 (d)	-	-	-	-	-
PHY
December 31,2007	1,130	17.2179	19,449	7.70	3.54
December 31,2006	22	16.6338	361	6.66	9.10
December 31,2005	15	15.2500	228	6.70	4.13
December 31,2004	7	14.6400	100	4.43	8.47
PLD
December 31,2007	16,560	11.3395	187,744	4.76	7.38
December 31,2006	15,264	10.5606	161,199	4.22	3.98
December 31,2005	13,585	10.1600	137,972	3.17	1.01
December 31,2004 (d)	1,016	10.0500	10,215	0.58	0.55
PMB
December 31,2007	5,046	22.0744	111,348	5.88	5.82
December 31,2006	3,211	20.8600	66,977	5.34	9.28
December 31,2005	2,913	19.0900	55,597	5.43	10.78
December 31,2004	217	17.2300	3,738	2.60	9.61
PRR
December 31,2007	370	13.6509	5,046	4.65	10.62
December 31,2006	39	12.3350	483	4.19	0.72
December 31,2005	21	12.2500	262	3.02	0.84
December 31,2004	-	-	-	-	-
PTR
December 31,2007	4,824	13.0720	63,031	4.81	8.75
December 31,2006	4,561	12.0190	54,820	4.44	3.85
December 31,2005	3,924	11.5700	45,413	3.94	2.45
December 31,2004	242	11.3000	2,737	1.24	4.94
SSC
December 31,2007	1,287	21.7084	27,944	0.58	(2.17)
December 31,2006	1,115	22.1874	24,749	0.35	17.19
December 31,2005	818	18.9300	15,500	0.40	3.99
December 31,2004	140	18.2100	2,540	-	15.65
SCV
December 31,2007	2,318	17.3273	40,169	0.96	3.08
December 31,2006	2,273	16.8134	38,220	0.76	25.06
December 31,2005	2,226	13.4400	29,927	-	12.82
December 31,2004 (d)	-	-	-	-	-

(d) For the period August 6, 2004 (commencement of operations) through December 31, 2004.

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements – continued

(5) Financial Highlights – continued

	At December 31			For year ended December 31

				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio*	Return **

SC2
December 31,2007	1,901	$14.2092	$27,008	5.14%	3.79%
December 31,2006	1,837	13.6942	25,159	5.15	5.41
December 31,2005	1,919	12.9900	24,936	4.99	0.33
December 31,2004	-	12.7400	-	-	3.24
SC3
December 31,2007	2,120	27.8070	58,942	1.49	(13.13)
December 31,2006	2,067	32.0107	66,155	1.66	38.96
December 31,2005	1,996	23.0400	45,971	2.54	9.67
December 31,2004	146	21.0000	3,072	-	25.15
SC5
December 31,2007	2,936	18.9491	55,645	1.38	15.40
December 31,2006	1,943	16.4196	31,909	-	11.30
December 31,2005	1,849	14.7500	27,283	0.19	9.71
December 31,2004	-	12.6500	-	-	10.11
SC7
December 31,2007	2,935	14.4812	42,506	0.59	4.26
December 31,2006	2,574	13.8930	35,761	0.72	14.77
December 31,2005	2,659	12.1100	32,189	1.51	7.00
December 31,2004	-	11.0300	-	-	2.38
SCB
December 31,2007	258	15.8003	4,084	-	(1.43)
December 31,2006	18	16.0313	292	-	13.60
December 31,2005	11	14.1100	159	-	4.33
December 31,2004	4	13.5300	51	-	9.41
SCM
December 31,2007 (e)	47	15.6196	728	0.85	(9.77)
TBC
December 31,2007	5,417	15.1935	82,297	0.52	12.71
December 31,2006	3,811	13.4763	51,353	0.34	9.67
December 31,2005	2,782	12.2900	34,187	0.18	5.94
December 31,2004 (d)	450	11.6000	5,220	0.87	16.00
VGI
December 31,2007	31	15.2588	479	0.99	2.82
December 31,2006	16	14.8432	238	0.58	16.23
December 31,2005	10	12.7700	122	-	12.21
December 31,2004 (d)	-	-	-	-	-
(d) For the period August 6, 2004 (commencement of operations) through December 31, 2004.
(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

* These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in the direct reduction in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests. Balances have been annualized for Sub-Accounts in existence for less than one year.
** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated, or for the period commencing with the first trade date within the fund to the end of the reporting period.

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements – continued

(6) Tax Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the “Code”), a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as a life insurance contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract. The Sponsor believes that the Sub-Account satisfies the current requirements of the regulations, and it intends that the Sub-Account will continue to meet such requirements.

Report of Independent Registered Public Accounting Firm

To the Participants in Sun Life (N.Y.) Variable Account D and the Board of Directors of Sun Life Insurance and Annuity Company of New York (the “Sponsor”):

We have audited the accompanying statements of condition of AIM V. I. International Growth Fund Sub-Account, Alger American Mid Cap Growth Portfolio Sub-Account, AllianceBernstein Variable Product Series Growth and Income Portfolio Sub-Account, Delaware Management Company VIP Growth Opportunities Series, Dreyfus Investment MidCap Stock Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP ContrafundTM Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Franklin Templeton Foreign Securities Fund Sub-Account, Goldman Sachs VIT Structured US Equity Fund Sub-Account, Goldman Sachs Mid Cap Value Fund Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, MFS/Sun Life Series Trust Government Securities Series Sub-Account, MFS/Sun Life Series Trust High Yield Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Series Trust New Discovery Series Sub-Account, MFS/Sun Life Series Trust Total Return Series Sub-Account, MFS/Sun Life Series Trust Utilities Series Sub-Account, MFS/Sun Life Series Trust Value Series Sub-Account, Oppenheimer Variable Capital Appreciation Fund Sub-Account, PIMCO Variable Insurance Trust High Yield Portfolio Sub-Account, PIMCO Variable Insurance Trust Low Duration Portfolio Sub-Account, PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Sub-Account, PIMCO Variable Insurance Trust Real Return Portfolio Sub-Account, PIMCO Variable Insurance Trust Total Return Portfolio Sub-Account, Scudder VIT Small Cap Index Fund Sub-Account, Scudder Variable Series II SVS Dreman Small Cap Value Portfolio Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Real Estate Fund Sub-Account, Sun Capital Blue Chip Mid Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital All Cap Fund Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, and Van Kampen LIT Growth & Income Portfolio Sub-Account of Sun Life (N.Y.) Variable Account D (collectively the “Sub-Accounts”), as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Sponsor’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2008

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the Years Ended December 31,

	2007	2006	2005
Revenues:

Premiums and annuity considerations	$90,882	$38,322	$32,247
Net investment income	94,309	97,365	94,264
Net losses on embedded derivatives	(3,967)	-	-
Net realized investment losses	(3,487)	(6,081)	(4,086)
Fee and other income	26,648	21,083	13,578

Total revenues	204,385	150,689	136,003

Benefits and Expenses:

Interest credited	51,390	56,379	69,641
Policyowner benefits	69,309	29,257	25,663
Amortization of deferred policy acquisition costs and value of business and customer relationships acquired	19,921	18,422	9,491
Other operating expenses	36,417	22,988	23,489

Total benefits and expenses	177,037	127,046	128,284

Income before income tax expense	27,348	23,643	7,719

Income tax expense	8,941	7,410	2,278

Net income	$18,407	$16,233	$5,441

The accompanying notes are an integral part of the consolidated  financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2007	December 31, 2006
ASSETS

Investments:
Available-for-sale fixed maturities at fair value (amortized cost of $1,318,448 and $1,460,077 in 2007 and 2006, respectively)	$1,288,568	$1,463,043
Mortgage loans	170,205	161,292
Policy loans	118	139
Other invested assets	69,138	65,922
Cash and cash equivalents	65,901	54,231

Total investments and cash	1,593,930	1,744,627

Accrued investment income	15,245	15,125
Deferred policy acquisition costs	118,126	85,021
Value of business and customer renewals acquired	16,071	-
Goodwill and other intangible assets	52,488	37,788
Receivable for investments sold	615	1,244
Reinsurance receivable	123,214	5,906
Other assets	21,870	15,146
Separate account assets	929,008	796,827

Total assets	$2,870,567	$2,701,684

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,285,259	$1,437,396
Future contract and policy benefits	93,001	54,100
Net deferred income tax liability	1,045	6,953
Payable for investments purchased	635	5,735
Accrued expenses and taxes	21,625	-
Reinsurance payable to affiliate	117,367	-
Other liabilities	107,458	90,517
Separate account liabilities	929,008	796,827

Total liabilities	2,555,398	2,391,528

Commitments and contingencies – Note 19

STOCKHOLDER’S EQUITY

Common stock, $350 par value – 6,001 shares authorized;
6,001 shares issued and outstanding in 2007 and 2006	2,100	2,100
Additional paid-in capital	239,963	239,963
Accumulated other comprehensive (loss) income	(11,924)	1,432
Retained earnings	85,030	66,661

Total stockholder’s equity	315,169	310,156

Total liabilities and stockholder’s equity	$2,870,567	$2,701,684

The accompanying notes are an integral part of the consolidated  financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the Years Ended December 31,

	2007	2006	2005

Net income	$18,407	$16,233	$5,441
Other comprehensive (loss) income:
Change in unrealized holding losses on available-for-sale
securities, net of tax and policyholder amounts (1)	(12,676)	(4,375)	(10,760)
Reclassification adjustments of realized investment (gains) losses
into net income (2)	(680)	6,295	(4,211)
Other comprehensive (loss) income	(13,356)	1,920	(14,971)

Comprehensive income (loss)	$5,051	$18,153	$(9,530)

(1)	Net of tax benefit of $6.8 million, $2.4 million and $5.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(2)	Net of tax expense (benefit) of $0.4 million, $(3.4) million and $2.3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2004	2,100	239,963	14,483	44,987	301,533

Net income	-	-	-	5,441	5,441
Other comprehensive loss	-	-	(14,971)	-	(14,971)

Balance at December 31, 2005	2,100	239,963	(488)	50,428	292,003

Net income	-	-	-	16,233	16,233
Other comprehensive income	-	-	1,920	-	1,920

Balance at December 31, 2006	$2,100	$239,963	$1,432	$66,661	$310,156

Cumulative effect of accounting changes, net of tax	-	-	-	(38)	(38)
Net income	-	-	-	18,407	18,407
Other comprehensive income	-	-	(13,356)	-	(13,356)

Balance at December 31, 2007	$2,100	$239,963	$(11,924)	$85,030	$315,169

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2007	2006	2005
Cash Flows From Operating Activities:
Net income	$18,407	$16,233	$5,441
Adjustments to reconcile net income to net cash provided by
operating activities:
Net amortization of premiums and accretion of discounts	1,782	3,956	7,224
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	19,921	18,422	9,491
Depreciation and amortization	164	-	-
Net losses on embedded derivatives	3,967	-	-
Net realized investment losses	3,487	6,081	4,086
Interest credited to contractholder deposits	51,390	56,379	69,641
Deferred federal income taxes	290	10,193	(947)
Changes in assets and liabilities:
Additions to deferred policy acquisitions costs and value of business and customer renewals acquired	(56,650)	(23,909)	(9,646)
Accrued investment income	(120)	3,275	844
Net reinsurance receivable/payable	59	(20)	495
Future contract and policy benefits	39,436	3,106	736
Other, net	7,330	(24,855)	29,109

Net cash provided by operating activities	89,463	68,861	116,474

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	337,825	757,662	673,665
Mortgage loans	40,526	29,415	7,584
Other invested assets	24	-	-
Purchases of:
Available-for-sale fixed maturities	(205,932)	(549,218)	(568,813)
Mortgage loans	(49,460)	(46,285)	(15,445)
Other invested assets	(3,231)	(65,858)	-
Net change in policy loans	21	49	(35)
Net change in other investments	3,231	65,845	-

Net cash provided by investing activities	123,004	191,610	96,956

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(in thousands)
For the Years Ended December 31,

	2007	2006	2005

Cash Flows From Financing Activities
Additions to contractholder deposit funds	$180,702	$121,837	$53,495
Withdrawals from contractholder deposit funds	(388,199)	(382,617)	(255,647)
Other, net	6,700	-	-

Net cash used in financing activities	(200,797)	(260,780)	(202,152)

Net change in cash and cash equivalents	11,670	(309)	11,278

Cash and cash equivalents, beginning of year	54,231	54,540	43,262

Cash and cash equivalents, end of year	$65,901	$54,231	$54,540

Supplemental Cash Flow Information
Income taxes (paid) refunded	$(67)	$-	$274
Interest paid	-	-	-

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Sun Life Insurance and Annuity Company of New York (“the Company”) engages in the sale of individual and group fixed and variable annuity contracts, individual and group life insurance, group disability, group dental and group stop loss insurance in the State of New York.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.  The Company's fixed and variable annuity contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).

The Company is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

Effective December 31, 2007, the Company entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate, under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

Effective September 27, 2007, Sun Life U.S. provided a full and unconditional guarantee (the “guarantee”) of the Company's obligation related to its contracts’ fixed investment option period for policies currently in-force or sold on or after that date.  The guarantee has relieved the Company of its obligation to file annual, quarterly, and current reports with the Securities and Exchange Commission on Form 10-K, Form 10-Q, and Form 8-K.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Employee Benefits Group (“EBG”) from Genworth Financial, Inc. (“Genworth”).  Also effective May 31, 2007, the Company entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to the Company.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC asset transfer”).  These agreements, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  The Company paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at a carrying value of approximately $72 million, including $38.7 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to the Company.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements.  These agreements have allowed the Company to expand its product offerings to include group dental insurance.

In 2006, the Company organized a subsidiary, SLNY Private Placement Investment Company I, LLC, to serve as an unregistered variable investment trust in support of the Company's private placement variable universal life and variable annuity business activities.  This trust remains inactive as of December 31, 2007.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

General (continued)

The Company had a greater than or equal to 20%, but less than 50%, interest in two variable interest entities (“VIEs”) at December 31, 2007.  The Company is a creditor in one trust and one limited liability company.  The Company’s maximum exposure to loss related to both VIEs is the investments’ carrying value, which was $9.2 million at December 31, 2007.  The investments in these two VIEs mature in October 2009 and May 2017.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (revised December 2003)" (“FIN 46(R)”).

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments.  Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, fixed maturity securities, mortgage loans, equity securities, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents include cash, commercial paper, money market investments and short-term bank participations.  All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

Investments

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held to maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturities are mortgage-backed securities in the To Be Announced (“TBA”) form.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.  The Company does not typically invest in trading securities and its investment portfolios at December 31, 2007 and 2006 do not include any fixed maturity trading securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other types of CMO, and ABS, are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  In the event that a more appropriate fair value is justified, the price received from a third-party pricing services is adjusted accordingly.   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if it anticipates that the issuers will be unable to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $4.8 million, $0.8 million and $5.5 million for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.  Of the $4.8 million in realized losses for other-than-temporary impairments for the year ended December 31, 2007, all impairments were deemed to be credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would not have increased materially for the years ended December 31, 2007, 2006 and 2005 if these holdings had been performing.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values, net of provisions for estimated losses.  Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property’s value at the time that the original loan is made.

A mortgage loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan’s effective interest rate, or on the loan’s observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower’s ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Policy loans are carried at the amount of the outstanding principal balance.  The loans are collateralized by the respective insurance policy and do not exceed the excess of the net cash surrender value of the policy.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”), are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  During 2007 and 2006, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.  Changes in these assumptions resulted in (a decrease) an increase in DAC amortization of $(3.3) million and $4.7 million for the years ended December, 31, 2007 and 2006, respectively.

The amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income.  DAC was increased (decreased) by $11.8 million and $(0.5) million at December 31, 2007 and 2006, respectively, relating to this adjustment.

Value of Business and Customer Renewals Acquired

VOBA represents the actuarially determined present value of projected future gross profits from the in-force policies included in the SLHIC asset transfer at May 31, 2007.  This amount is amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.

A portion of the assets that were transferred to the Company under the SLHIC asset transfer are the value of customer renewals acquired (“VOCRA”).  VOCRA represents the actuarially determined present value of projected future profits arising from these in-force policies acquired at May 31, 2007 to these policies’ next renewal dates.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Other Assets

Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization.  Depreciation is calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Policy Liabilities and Accruals

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  Loss recognition testing is done periodically to make sure that these assumptions remain adequate.  For the year ended December 31, 2007, no additional reserves were deemed required as a result of the loss recognition testing.  Reserves for GMDB are calculated according to the methodology of the American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for UL contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages and conversions from group policies.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries.  For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination periods.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are determined.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

Revenue and Expenses

Premiums for traditional individual life and annuity products are considered earned revenue when due.  Premiums related to group disability insurance and group stop loss are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal-type and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy, and surrender charges.  Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Other Operating Expenses

Operating expenses primarily represent allocated compensation and general and administrative expenses.  Management believes intercompany expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

Income Taxes

The Company will participate in a consolidated federal income tax return with Sun Life U.S. and other affiliates for the year ended December 31, 2007.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2006 and 2005.

Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, “Accounting for Income Taxes.”  These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

Separate Accounts

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual qualified and non-qualified variable annuity contracts.  Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated financial statements.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The activity of the separate accounts is not reflected in the Company’s consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and, (2) the activity related to the GMDB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized an increase of $38 thousand in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting decrease in its January 1, 2007 balance of retained earnings.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140,” requiring all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The election did not have a material impact on the Company’s results of operations.

In September 2005, the AICPA issued Statement of Position 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”).  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial condition and results of operations.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years.

As of January 1, 2008, the Company has adopted the FV option for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had an amortized cost of $1,118 million and a fair value of $1,113 million.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that are in an unrealized loss position at December 31, 2007, which the Company will continue to do through its current portfolio monitoring process.

The FV option adoption will result in a cumulative-effect adjustment to the opening balance of retained earnings, accumulated other comprehensive income, DAC, VOBA, deferred tax asset and certain other liabilities.  The Company is currently assessing the impact of the effects of this adoption.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.  The Company is currently assessing the impact of SFAS No. 157 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;
•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permitted the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” were met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) on January 1, 2009, and has not yet determined the effect of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and has not yet determined the effect of SFAS No. 160 on its consolidated financial statements.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”).  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date of the SOP and (2) prohibit adoption of the SOP for an entity that has not early adopted the SOP.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have a material impact on the Company’s consolidated financial condition or results of operations.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

2. GOODWILL AND OTHER INTANGIBLE ASSET

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s business acquisitions.  Goodwill of $37.8 million, allocated to the Company’s Wealth Management Segment, is attributable to the 2002 acquisition of Keyport Benefit Life Insurance Company (“KBL”), which was a wholly-owned subsidiary of Keyport Life Insurance Company.  Goodwill of $7.4 million, allocated to the Company’s Group Protection Segment, is attributable to the SLHIC asset transfer.  Additional information on the Company’s business segments is presented in Note 15.

An intangible asset with a gross carrying amount of $7.5 million and a net amortized balance of $7.3 million, allocated to the Group Protection Segment, is also attributable to the SLHIC asset transfer and represents the value of established distribution channels.  This intangible asset has an estimated useful life of 25 years.  Using a half-year convention and the straight-line method, the Company amortized $149 thousand for this intangible for the year ended December 31, 2007.  The Company estimates amortization of $299 thousand for this intangible for each of the five succeeding fiscal years.

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill and indefinite-lived assets are tested for impairment on an annual basis.  The Company completed the required impairment tests during the second quarter of 2007 and concluded that these assets were not impaired.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The following is a summary of affiliated transactions for those affiliates that are not consolidated in the Company’s financial statements.

The Company has agreements with Sun Life U.S. and certain affiliates, under which the Company receives, as requested, certain investment and administrative services on a cost-reimbursement basis.  Expenses under these agreements amounted to approximately $26.5 million, $14.5 million and $16.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company had $9.8 million and $1.0 million due to related parties at December 31, 2007 and 2006, respectively, and $16.1 million and $5.6 million due from related parties at December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, the Company paid $2.0 million, $1.4 million and $1.0 million, respectively, in commission fees to Sun Life Financial Distributors, Inc.

During the years ended December 31, 2006 and 2005, the Company paid $1.5 million and $2.8 million, respectively, in commission fees to Independent Financial Marketing Group, Inc. (“IFMG”).  Effective November 7, 2007, IFMG was sold by Sun Life Financial and is no longer an affiliate of the Company.  IFMG will continue to distribute the Company’s products.  For that period of time in 2007 for when it was still affiliated, the Company paid $1.0 million in commission fees to IFMG.

During 2007, 2006 and 2005, the Company paid $1.3 million, $1.3 million and 1.5 million, respectively, in investment advisory fees to Sun Capital Advisers LLC, a registered investment adviser.

Effective December 31, 2007, the Company entered into a reinsurance agreement with SLOC, under which SLOC will fund a portion of the AXXX reserves attributable to certain individual UL policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  At December 31, 2007, pursuant to this agreement, the Company ceded $63.1 million of policyholder balances, and recorded a funds withheld payable to SLOC of $71.6 million.  The Company also has received from SLOC a ceding commission of $54.2 million and recorded a deferred gain of $45.7 million.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (continued)

Effective May 31, 2007, Sun Life Financial completed its acquisition of EBG.  Also effective May 31, 2007, the Company entered into a series of agreements with SLHIC, one of the acquired companies, through which the New York-issued business of SLHIC was transferred to the Company.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements, in accordance SFAS No. 141, were treated as a transfer of net assets between entities under common control.  The Company paid $40 million of total consideration to SLHIC.  SLHIC transferred assets to the Company at a carrying value of approximately $72 million, including $38.7 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million.

As part of the SLHIC asset transfer, the Company received certain intangible assets totaling $31.3 million.  These include the value of distribution, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is subject to amortization on a straight-line basis over its projected economic life of 25 years.  VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, which is generally not more than two years.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the inforce business acquired, which is 20 years.  For the year ended December 31, 2007, the Company recorded $0.1 million, $5.9 million, and $1.9 million for amortization of the value of distribution, VOBA, and VOCRA, respectively.

Goodwill and value of distribution related to this transaction also have been presented in Note 2.

As more fully described in Note 9, the Company participates in a pension plan and other post-retirement benefit plans sponsored by Sun Life U.S.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of the Company’s fixed maturities were as follows (in 000’s):

	December 31, 2007
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Non-corporate securities
Asset backed securities	$23,653	$75	$(210)	$23,518
Collateralized mortgage obligations	74,027	441	(783)	73,685
Mortgage-backed securities	4,780	123	-	4,903
Foreign government and agency securities	3,570	129	-	3,699
U.S. treasury and agency securities	4,999	414	-	5,413
Total non-corporate securities	111,029	1,182	(993)	111,218
Corporate securities
Basic industry	14,169	120	(272)	14,017
Capital goods	80,959	624	(1,379)	80,204
Communications	97,081	1,761	(1,066)	97,776
Consumer cyclical	90,088	445	(3,970)	86,563
Consumer noncyclical	54,292	436	(502)	54,226
Energy	51,459	670	(457)	51,672
Finance	658,821	1,868	(29,468)	631,221
Technology	25,500	40	(405)	25,135
Transportation	12,926	373	(267)	13,032
Utilities	89,372	1,957	(917)	90,412
Other	32,752	355	(15)	33,092
Total corporate securities	1,207,419	8,649	(38,718)	1,177,350
Total available-for-sale fixed maturities	$1,318,448	$9,831	$(39,711)	$1,288,568

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (continued)

	December 31, 2006
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Non-corporate securities
Asset backed securities	$27,539	$213	$(171)	$27,581
Collateralized mortgage obligations	60,756	129	(514)	60,371
Mortgage-backed securities	47,339	79	(707)	46,711
Foreign government and agency securities	5,662	174	(20)	5,816
U.S. treasury and agency securities	5,897	88	(4)	5,981
Total non-corporate securities	147,193	683	(1,416)	146,460
Corporate securities
Basic industry	8,057	152	(59)	8,150
Capital goods	114,508	1,023	(494)	115,037
Communications	142,346	1,619	(1,573)	142,392
Consumer cyclical	119,327	740	(1,447)	118,620
Consumer noncyclical	39,116	291	(308)	39,099
Energy	43,472	472	(248)	43,696
Finance	691,623	4,892	(2,482)	694,033
Technology	7,000	-	(405)	6,595
Transportation	27,481	331	(53)	27,759
Utilities	97,842	2,202	(1,296)	98,748
Other	22,112	344	(2)	22,454
Total corporate securities	1,312,884	12,066	(8,367)	1,316,583
Total available-for-sale fixed maturities	$1,460,077	$12,749	$(9,783)	$1,463,043

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below (in 000’s).  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$76,790	$76,236
Due after one year through five years	483,297	474,938
Due after five years through ten years	365,312	354,804
Due after ten years	290,589	280,484
Subtotal – Maturities available-for-sale	1,215,988	1,186,462
ABS, CMO and MBS securities	102,460	102,106
Total – Available-for-sale	$1,318,448	$1,288,568

Gross gains of $2.0 million, $3.4 million and $4.6 million, and gross losses of $1.0 million, $10.2 million and $3.2 million were realized on the sale of fixed maturities for the years ended December 31, 2007, 2006 and 2005, respectively.

Fixed maturities with an amortized cost of approximately $0.4 million and $0.5 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2007 and 2006, 95.8% and 96.2%, respectively, of the Company’s fixed maturities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  The Company incurred realized losses totaling $4.8 million, $0.8 million and $5.5 million for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes

At December 31, 2007, the Company held $1.6 billion in invested assets and cash.  Of this balance, $1.3 billion was invested in fixed-maturity securities designated as available-for-sale.  Of the $1.3 billion of available-for-sale fixed maturities, securities with a fair value of $913.4 million were in an unrealized loss position totaling $39.7 million.  At December 31, 2007, 90.8% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $24.3 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $54.6 million, representing 3.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2007, securities with a fair value of $27.6 million, representing 1.7% of the total invested asset balance, were in an unrealized loss position that totaled $2.9 million.  At December 31, 2007, 72% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention given to identification of those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $150 thousand and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List” – Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  As of December 31, 2007, no securities were included on the Company’s Monitor List.

“Watch List” – Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  As of December 31, 2007, securities with an amortized cost of $11.4 million and a fair value of $10.4 million were included on the Company’s Watch List.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List” – Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2007, other-than-temporary impairments of $4.8 million were recorded as a charge to income.  Of this balance, all impairments were deemed to be credit-related.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Investment income would not have increased materially if these holdings had been performing.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities, and length of time that the individual securities had been in an unrealized loss position at December 31, 2007 (dollar amounts in 000’s):

	Less than Twelve Months			Twelve Months or More			Total
	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses
Non-Corporate Securities
Asset backed securities	-	$ -	$ -	16	$ 12,806	$ (210)	16	$ 12,806	$ (210)
Collateralized mortgage obligations	7	7,941	(69)	28	31,957	(714)	35	39,898	(783)
Total Non-Corporate	7	7,941	(69)	44	44,763	(924)	51	52,704	(993)
Corporate Securities
Basic industry	5	8,461	(237)	1	962	(35)	6	9,423	(272)
Capital goods	14	52,401	(1,105)	3	7,918	(274)	17	60,319	(1,379)
Communications	15	46,697	(489)	6	7,572	(577)	21	54,269	(1,066)
Consumer cyclical	20	45,627	(2,158)	8	18,374	(1,812)	28	64,001	(3,970)
Consumer noncyclical	4	18,084	(113)	3	5,422	(389)	7	23,506	(502)
Energy	8	27,776	(401)	3	2,078	(56)	11	29,854	(457)
Finance	131	489,555	(25,280)	36	48,825	(4,188)	167	538,380	(29,468)
Technology	4	15,938	(44)	1	6,639	(361)	5	22,577	(405)
Transportation	6	5,557	(237)	1	739	(30)	7	6,296	(267)
Utilities	16	21,624	(251)	11	21,019	(666)	27	42,643	(917)
Other	5	7,393	(1)	1	2,015	(14)	6	9,408	(15)
Total Corporate Securities	228	739,113	(30,316)	74	121,563	(8,402)	302	860,676	(38,718)
Grand Total	235	$ 747,054	$ (30,385)	118	$ 166,326	$ (9,326)	353	$ 913,380	$ (39,711)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities, and length of time that the individual securities had been in an unrealized loss position at December 31, 2006 (dollar amounts in 000’s):

	Less than Twelve Months			Twelve Months or More			Total
	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses
Non-Corporate Securities
Asset backed securities	-	$ -	$ -	4	$ 8,593	$ (171)	4	$ 8,593	$ (171)
Collateralized mortgage obligations	4	6,530	(38)	16	28,111	(476)	20	34,641	(514)
Mortgage-backed securities	8	5,191	(28)	27	30,088	(679)	35	35,279	(707)
Foreign government and agency securities	-	-	-	1	985	(20)	1	985	(20)
U.S. treasury and agency securities	1	315	(3)	1	747	(1)	2	1,062	(4)
Total Non-Corporate	13	12,036	(69)	49	68,524	(1,347)	62	80,560	(1,416)
Corporate Securities
Basic industry	-	-	-	2	1,960	(59)	2	1,960	(59)
Capital goods	4	16,008	(53)	4	15,147	(442)	8	31,155	(495)
Communications	6	16,214	(114)	16	32,831	(1,459)	22	49,045	(1,573)
Consumer cyclical	9	22,117	(223)	15	57,674	(1,224)	24	79,791	(1,447)
Consumer noncyclical	2	3,157	(76)	3	4,567	(231)	5	7,724	(307)
Energy	4	6,636	(116)	3	3,186	(132)	7	9,822	(248)
Finance	27	82,283	(529)	32	66,138	(1,953)	59	148,421	(2,482)
Technology	-	-	-	1	6,595	(405)	1	6,595	(405)
Transportation	2	3,674	(24)	1	793	(29)	3	4,467	(53)
Utilities	9	11,438	(196)	10	27,897	(1,100)	19	39,335	(1,296)
Other	1	2,020	(2)	-	-	-	1	2,020	(2)
Total Corporate	64	163,547	(1,333)	87	216,788	(7,034)	151	380,335	(8,367)
Grand Total	77	$ 175,583	$ (1,402)	136	$ 285,312	$ (8,381)	213	$ 460,895	$ (9,783)

The Company’s available-for-sale fixed maturity gross unrealized loss position as of December 31, 2007 was $29.9 million greater than at December 31, 2006.  The increase in unrealized losses was primarily due to general credit spread widening, partially offset by a decrease in interest rates.  Credit spreads widened primarily due to the deterioration of the sub-prime mortgage market and other liquidity disruptions, impacting the overall credit market.

Deterioration in the U.S. housing market, combined with tightened lending conditions and the market’s flight to quality securities, as well as the increased likelihood of a U.S. recession, also caused credit spreads to widen considerably.  The sectors and industries most significantly impacted include mortgage originators, home builders, financial lenders, residential and commercial mortgage-backed investments, and other structured products, including consumer loan backed investments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses were the Finance and Consumer Cyclical sectors.  As of December 31, 2007, there were 167 securities accounting for unrealized losses of $29.5 million in the Finance sector.  Of these unrealized losses, 98.6% were related to investment-grade issues (rated AAA through BBB-).  As of December 31, 2007, there were 28 securities accounting for unrealized losses of $4.0 million in the Consumer Cyclical sector.  Of these unrealized losses, 49.5% were related to investment-grade issues (rated AAA through BBB-).  All securities held at December 31, 2007 were subject to the Company’s portfolio monitoring process.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

The sales of securities in the year ended December 31, 2007, which were in an unrealized loss position at the time of sale were primarily due to actual liquidity needs that were different from anticipated liquidity needs.  Management responded by selling certain securities that were in an unrealized gain position and by reconsidering the Company’s intent to hold certain securities that were in an unrealized loss position until recovery and selling them at a loss.  The objective of these sales was to keep the portfolio optimally balanced and diversified with respect to asset mix, interest rate risk, yield, duration, and credit quality.

During the year ended December 31, 2007, the Company recorded realized losses totaling $0.6 million on sales of securities with an aggregate fair value of $46.9 million.  The average percentage of selling price to amortized cost was 98.6%.  The largest single trading loss during the year ended December 31, 2007 was $0.2 million.

Mortgage Loans

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property’s value at the time that the original loan is made.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loan’s value has been impaired, appropriate losses are recorded.  The Company had no restructured mortgage loans at December 31, 2007 and 2006, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Mortgage Loans (continued)

Mortgage loans comprise the following property types (in 000’s):

	December 31,
Property Type:	2007	2006
Office building	$47,284	$52,777
Residential	1,609	1,700
Retail	79,356	66,564
Industrial/warehouse	32,672	31,842
Other	9,520	8,645
Valuation allowance	(236)	(236)

Total	$170,205	$161,292

Mortgage loans comprise the following geographic regions (in 000’s):

	December 31,
Geographic region:	2007	2006
Alabama	$1,838	$-
Arizona	6,322	5,485
California	5,579	10,481
Colorado	9,812	5,773
Delaware	-	11,279
Florida	16,151	22,592
Georgia	8,453	7,206
Idaho	578	594
Illinois	1,919	1,987
Indiana	6,722	6,114
Kansas	2,664	2,729
Louisiana	1,475	-
Maryland	9,972	10,345
Massachusetts	486	536
Michigan	3,136	324
Minnesota	528	550
Mississippi	738	770
Missouri	8,266	7,297
Nevada	57	1,184
New Jersey	6,598	9,305
New Mexico	697	-
New York	17,357	15,256
North Carolina	3,018	3,261
Ohio	11,252	9,806
Oregon	994	-
Pennsylvania	10,163	7,360
South Carolina	-	537
Tennessee	2,100	-
Texas	27,725	14,535
Utah	2,292	2,492
Virginia	3,549	3,730
Valuation allowance	(236)	(236)
Total	$170,205	$161,292

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Mortgage Loans (continued)

At December 31, 2007, scheduled mortgage loan maturities were as follows (in 000’s):

2008	$4,699
2009	192
2010	1,027
2011	11,440
2012	5,173
Thereafter	147,674
Total	$170,205

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future.  The outstanding funding commitments for these mortgages amounted to $3.4 million and $7.8 million at December 31, 2007 and 2006, respectively.

Securities Lending

On May 1, 2006, the Company established a securities lending program which requires the borrower to provide collateral on a daily basis in amounts in excess of 102% of the fair value of the applicable securities loaned.  The Company retains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral.  The fair value of collateral held and included in other invested assets was $69.1 million and $65.8 million at December 31, 2007 and 2006, respectively.  Fee income earned on securities lending transactions was $0.2 million and $0.1 million for the years ended December 31, 2007 and 2006, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

5. NET REALIZED INVESTMENT LOSSES

Net realized investment losses consisted of the following for the years ended December 31 (in 000’s):

	2007	2006	2005

Fixed maturities	$1,028	$(6,834)	$1,462
Mortgage loans	(21)	-	-
Short-term investments	18	-	(2)
Other-than-temporary impairments	(4,823)	(771)	(5,546)
Sales of previously impaired assets	311	1,524	-
Total	$(3,487)	$(6,081)	$(4,086)

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31 (in 000’s):

	2007	2006	2005

Fixed maturities	$84,065	$88,091	$87,428
Mortgage loans	11,249	10,017	8,500
Other	266	591	(211)
Gross investment income	95,580	98,699	95,717
Less: Investment expenses	1,271	1,334	1,453
Net investment income	$94,309	$97,365	$94,264

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31 (in 000’s):

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 65,901	$ 65,901	$ 54,231	$ 54,231
Fixed maturities	1,288,568	1,288,568	1,463,043	1,463,043
Equity securities	-	-	17	17
Mortgage loans	170,205	172,128	161,292	162,268
Policy loans	118	118	139	139
Separate account assets	929,008	929,008	796,827	796,827

Financial liabilities:
Contractholder deposit funds and other policy liabilities	1,285,259	1,187,534	1,437,396	1,397,225
Separate account liabilities	929,008	929,008	796,827	796,827

The following methods were used by the Company in determining the estimated fair value of its financial instruments:

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities and equity securities: The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

Structured securities, such as CMO, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMO.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

For privately-placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair value of equity securities are based on quoted market prices.  Equity securities are included as a component of other invested assets.

Mortgage loans: The fair values of mortgage are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate account assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are included in contractholder deposit funds.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.  The following discussion is organized by the Company’s business segments involved in reinsurance agreements.  Additional information on the Company's business segments is presented in Note 15.

Group Protection Segment

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly- renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $0.7 million per claim for group life contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure specific claims for amounts in excess of $1.0 million per claim for stop loss contracts ceded by the Company.  The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $4 thousand per claim per month for long-term disability contracts ceded by the Company.  The retention limit was raised to $9 thousand per claim per month for claims incurred on or after January 1, 2006.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The Company has an agreement, effective May 31, 2007, to assume the net risks of an affiliate, SLHIC, for its New York-issued policies.

The effects of reinsurance were as follows (in 000’s):

	For the Years Ended December 31,
	2007	2006	2005

Premiums and annuity considerations:
Direct	$47,194	$40,773	$34,863
Assumed – Affiliated	46,582	-	-
Ceded – Non-affiliated	2,894	2,451	2,616
Net premiums and annuity considerations	$90,882	$38,322	$32,247

Policyowner benefits:
Direct	$43,967	$31,579	$27,388
Assumed – Affiliated	30,018	-	-
Ceded – Non-affiliated	4,676	2,322	1,725
Net policyowner benefits	$69,309	$29,257	$25,663

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

8. REINSURANCE (Continued)

Group Protection Segment (continued)

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim.  Management believes that any liability from this contingency is unlikely.  However, to limit the possibility of such losses, the Company regularly evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

The following schedule reflects related party reinsurance information as recorded in income for the year ended December 31, 2007 (in 000's).

2007

Assumed premiums	$46,582
Assumed benefits, included in policyowner benefits	$30,018
Assumed commissions, included in other operating expenses	$4,583

The Company had no related party reinsurance transactions for the years ended December 31, 2006 or 2005.

Individual Protection Segment

Effective December 31, 2007, the Company entered into a reinsurance agreement with SLOC, under which SLOC will fund a portion of the AXXX reserves attributable to certain individual UL policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  At December 31, 2007, pursuant to this agreement, the Company ceded $63.1 million of policyholder balances, and recorded a funds withheld payable to SLOC of $71.6 million.  The Company also has received from SLOC a ceding commission of $54.2 million and recorded a deferred gain of $45.7 million.

9.  RETIREMENT PLANS

Pension Plan

The Company participates in a non-contributory defined benefit pension plan (the “Pension Plan”) that is sponsored by Sun Life U.S., which is directly liable for the related obligations.  Benefits under the Pension Plan are based on years of service and employees’ average compensation.  The Company is allocated a portion of the Pension Plan’s expenses, or allocated a credit if expected return on plan assets exceeds the Pension Plan’s expenses.  The allocated (credit) expenses were $(165) thousand, $(38) thousand and $211 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.  Included in the 2005 allocation is a curtailment charge of $205 thousand related to changes in the Pension Plan.

401(k) Savings Plan

The Company participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible to participate at date of hire.  Employer contributions are matched up to a specified amount of the employee’s contributions to the 401(k) Plan.  The Company’s portion of this employer contribution was $21 thousand, $45 thousand, and $16 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (Continued)

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life U.S. that provides certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age-plus-service condition.  Life insurance benefits are generally set at a fixed amount.  The Company is allocated a portion of these post-retirement benefit plan expenses.  The allocated expenses were $9 thousand, $13 thousand and $8 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.

10. FEDERAL INCOME TAXES

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized an increase of $38 thousand in the liability for unrecognized tax benefits (“UTBs”) and related net interest, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $2.5 million as of December 31, 2007 ($0.6 million as of January 1, 2007).  Of this total, $256 thousand of tax benefits would favorably affect the Company’s effective tax rate if the tax benefits were recognized in the financial statements.  In addition, consistent with the provisions of FIN 48, the Company reclassified $2.3 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2007.

The net increase in the tax liability, excluding accrued interest, of $1,966 thousand since the date of adoption resulted from the following (in 000’s):

Balance at January 1, 2007	$ 554
Gross increases related to tax positions in prior years	2,464
Gross decreases related to tax positions in prior years	(498)
Gross increases related to tax positions in current year	-
Settlements	-
Close of tax examinations / statutes of limitations	-

Balance at December 31, 2007	$ 2,520

The Company records interest and penalties related to income taxes as a component of other income or expense in the consolidated statements of operations.  The Company recognized $38 thousand of net interest and penalties as at January 1, 2007.  During the years ended December 31, 2007, the Company recognized an additional $75 thousand in gross interest and penalties related to UTBs.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company’s federal income tax returns are periodically audited by the Internal Revenue Service (“IRS”), and provisions are made in the consolidated financial statements in anticipation of the results of these audits.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2001 and 2002.  The Company is currently at the Appeals Division of the IRS with respect to the tax years 2001 and 2002.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  This examination is anticipated to be completed by August 1, 2008.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company does not believe that any adjustments would be material to its financial position.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (continued)

The Company's accounting records for tax years 2001 through 2007 remain subject to examination by the IRS.

The Company will participate in a consolidated federal income tax return with Sun Life U.S. and other affiliates for the year ended December 31, 2007.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2006 and 2005.  A summary of the components of federal income tax expense (benefit) in the statements of income for the years ended December 31, is as follows (in 000’s):

	2007	2006	2005
Federal income tax expense (benefit):
Current	$8,651	$(2,783)	$3,225
Deferred	290	10,193	(947)

Total federal income tax expense	$8,941	$7,410	$2,278

Federal income taxes attributable to operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate of 35%.  The Company’s effective rate differed from the statutory federal income tax rate as follows (in 000’s):

	2007	2006	2005

Federal income tax expense at statutory rate	$9,571	$8,275	$2,702
Prior year adjustments, including settlements	(208)	(340)	(424)
Separate account dividend received deduction	(438)	(525)	-
Other permanent items	16	-	-

Total federal income tax expense	$8,941	$7,410	$2,278

Net deferred income tax (liabilities) assets represent the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s deferred tax assets and liabilities as of December 31 were as follows (in 000’s):

	2007	2006

Deferred tax assets:
Actuarial liabilities	$31,025	$4,555
Net operating loss	-	7,954
Investments, net	1,532	762

Total deferred tax assets	32,557	13,271

Deferred tax liabilities:
Deferred policy acquisition costs	(31,110)	(18,836)
Other	(2,492)	(1,388)

Total deferred tax liabilities	(33,602)	(20,224)

Net deferred tax liability	$(1,045)	$(6,953)

The Company had a federal income tax payment of $67 thousand for the year ended December 31, 2007.  The Company had no net income tax payments for the year ended December 31, 2006.  The Company received income tax refunds of approximately $274 thousand for the year ended December 31, 2005.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s stop loss, group life and group disability insurance products is summarized below (in 000’s):

	2007	2006

Balance at January 1	$36,689	$33,141
Less: reinsurance recoverable	(5,906)	(5,886)
Net balance at January 1	30,783	27,255
Incurred related to:
Current year	96,377	26,644
Prior years	(1,805)	(1,294)
Total incurred	94,572	25,350
Paid losses related to:
Current year	(47,531)	(14,881)
Prior years	(8,867)	(6,941)
Total paid	(56,398)	(21,822)

Balance at December 31	74,878	36,689
Less: reinsurance recoverable	(5,921)	(5,906)
Net balance at December 31	$68,957	$30,783

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are determined.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million and $1.3 million in 2007 and 2006, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES

As disclosed in Note 1, the Company records its reserves for GMDBs in accordance with SOP 03-1, whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.  The major provisions of SOP 03-1 that affect the Company require:

•	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts.
•	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC.
•	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007 (in 000’s):

Benefit Type	Account Balance	Net Amount at Risk (a)	Average Attained Age
Minimum Death	$1,005,573	$24,860	63.8
Minimum Accumulation or Withdrawal	$395,132	$581	60.7

(a) Net amount at risk represents the difference between the guaranteed benefit and account balance.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006 (in 000’s):

Benefit Type	Account Balance	Net Amount at Risk (a)	Average Attained Age
Minimum Death	$895,458	$31,752	63.8
Minimum Accumulation or Withdrawal	$232,257	$6	60.2

(a) Net amount at risk represents the difference between the guaranteed benefit and account balance.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (continued)

The following roll-forward summarizes the reserve for the GMDB for the years ended December 31, (in 000’s):

	2007	2006
Balance at January 1	$681	$681
Benefit Ratio Change / Assumption Changes	183	84
Incurred guaranteed benefits	603	840
Paid guaranteed benefits	(806)	(972)
Interest	49	48

Balance at December 31	$710	$681

Because the Company has not issued products that contain a guaranteed minimum income benefit (“GMIB”), there was no requirement for a GMIB reserve as of December 31, 2007.

The liability for death benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are recorded at fair value through earnings.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies.  The net balance of GMABs and GMWBs constituted (a liability) an asset in the amount of $(3.6) million and $0.4 million at December 31, 2007 and 2006, respectively.

13. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follow (in 000’s):

	2007	2006

Balance at January 1	$85,021	$80,640
Acquisition costs deferred	32,796	24,163
Amortized to expense during year	(12,138)	(18,422)
Adjustment related to change in unrealized
investment (gains) losses during year	12,447	(1,360)
Balance at December 31	$118,126	$85,021

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and VOCRA for the year ended December 31, 2007 were as follows (in 000's):

2007

Balance at January 1	$-
Amount capitalized resulting from the SLHIC asset transfer	23,854
Amortized to expense during the year	(7,783)
Balance at December 31	$16,071

Additions to VOBA and VOCRA were a result of the SLHIC asset transfer, as described in Note 1.  VOBA transferred was $7.6 million and VOCRA transferred was $16.2 million.

15. SEGMENT INFORMATION

The Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing-related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to be more closely aligned with rating agency standards.  The changes impact the amount of capital and income on capital that is allocated to the Company’s Wealth Management, Individual Protection and Group Protection Segments from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers fixed and variable annuity products.

Group Protection

The Group Protection Segment markets, sells and administers group life, stop loss, long-term disability and short-term disability, and group dental insurance products.  These products are sold to small and mid-size employers that provide group benefits for their employees.

Individual Protection

The Individual Protection Segment markets, sells and administers universal life insurance, variable universal life insurance and conversions from the Company’s group life product.

Corporate

The Corporate Segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

15. SEGMENT INFORMATION (continued)

The following amounts pertained to the various business segments (in 000’s):

Year ended December 31, 2007

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$93,074	$93,253	$15,646	$2,412	$204,385
Total Expenditures	80,877	93,232	7,019	(4,091)	177,037
Pretax Income	12,197	21	8,627	6,503	27,348

Net Income	$8,274	$13	$5,608	$4,512	$18,407

Total Assets	$2,308,807	$120,942	$371,845	$68,973	$2,870,567

Year ended December 31, 2006

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$97,296	$39,833	$8,226	$5,334	$150,689
Total Expenditures	86,956	35,356	7,662	(2,928)	127,046
Pretax Income	10,340	4,477	564	8,262	23,643

Net Income	$7,803	$2,910	$366	$5,154	$16,233

Total Assets	$2,357,623	$80,969	$123,752	$139,340	$2,701,684

Year ended December 31, 2005

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$101,854	$32,604	$1,366	$179	$136,003
Total Expenditures	94,084	32,333	1,899	(32)	128,284
Pretax Income (Loss)	7,770	271	(533)	211	7,719

Net Income (Loss)	$5,475	$176	$(347)	$137	$5,441

Total Assets	$2,649,575	$55,319	$10,575	$1,069	$2,716,538

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

15. SEGMENT INFORMATION (continued)

As described earlier, effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to be more closely aligned with rating agency standards.  The following provides a summary of the amounts allocated from the Corporate Segment to the other segments related to the allocation of income on capital for the years presented (in 000’s):

Year ended December 31, 2007

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Pretax income (loss)	$2,903	$648	$3,708	$(7,259)	$-

Year ended December 31, 2006

Pretax income (loss)	$4,401	$775	$814	$(5,990)	$-

Year ended December 31, 2005

Pretax income (loss)	$12,379	$362	$-	$(12,741)	$-

16. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the New York State Insurance Department prepared on a statutory accounting basis prescribed or permitted by the State of New York.  For the years ended December 31, 2007, 2006 and 2005, there were no permitted practices followed.  Statutory net income and capital stock and surplus differ from net income and stockholder’s equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, and income tax expense reflects only taxes paid or currently payable.

The Company’s statutory capital and surplus, and net (loss) income were as follows (in 000’s):

	Unaudited for the Years ended December 31,
	2007	2006	2005

Statutory capital and surplus	$ 206,952	$ 132,693	$ 180,009
Statutory net loss	(25,380)	(51,183)	(11,841)

17. DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers.  New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  The Company is permitted to pay dividends up to a maximum of $20.7 million in 2008 without prior approval from the New York Superintendent of Insurance.  No dividends were paid by the Company during 2007, 2006 or 2005.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows (in 000’s):

	2007	2006	2005
Unrealized (losses) gains on available-for-sale securities	$(29,880)	$2,976	$(1,785)
Changes in reserves due to unrealized (losses) gains on available-for-sale securities	(592)	(452)	(3)
Changes in DAC due to unrealized (losses) gains on available-for-sale securities	11,780	(537)	823
Tax effect and other	6,768	(555)	477

Accumulated other comprehensive (loss) income	$(11,924)	$1,432	$(488)

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s insolvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2006-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the year ended December 31, 2007, the Company recorded a benefit of $438 thousand related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

19. COMMITMENTS AND CONTINGENCIES (Continued)

Indemnities

In the normal course of business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under non-cancelable operating leases with terms of up to 10 years.  As of December 31, 2007, minimum future lease payments under such leases were as follows (in 000’s):

2008	$ 283
2009	283
2010	44
Total	$ 610

Total rental expense for the years ended December 31, 2007, 2006 and 2005 was $1.5 million, $0.8 million and $1.0 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Insurance and Annuity Company of New York and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 18, 2008

74

PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY SURVIVORSHIP II

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT D

November 3, 2008

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Survivorship II Variable Universal Life Insurance prospectus, dated November 3, 2008.  The prospectus is available, at no charge, by writing Sun Life Insurance and Annuity Company of New York ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-866-702-6998.

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	3
THE POLICY	4
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT	5
FINANCIAL STATEMENTS OF THE COMPANY	31

1

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Insurance and Annuity Company of New York. Sun Life Financial ultimately controls Sun Life Insurance and Annuity Company of New York through the following intervening companies: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

We established Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account.  The Variable Account will be fully funded at all times for the purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Insurance and Annuity Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the adoption of the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account D that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

2

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more, in the first year, than 99% of target premium, which will vary based on the Insured's age, sex and rating class, plus 8% of any excess premium payments.  In Policy Years two through five, commissions will not exceed 8% of premium paid.  In Policy Years six through ten, commissions will not exceed 4% of premium paid.  In Policy Years eleven and thereafter, commissions will not exceed 1% of premium paid.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2005, 2006 and 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

3

THE POLICY

To apply for a Policy, you must submit an application to our Service Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insureds.  We offer the Policy on a regular (or medical) underwriting.  We may require medical examinations and further information before the proposed application is approved.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to the Insureds to cover the cost of the increased mortality risk borne by the Company.  The cost of insurance charges are based on the 2001 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table.

Expense Charges Applied to Premium. We will deduct a charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations.  The remainder of the charge is a sales load used for agent compensation and other at issue costs.  The current charge is 6.00%.  The maximum charge is guaranteed not to exceed 8.00%.

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount (SFA) and Supplemental Insurance Amount (SIA).  You must provide satisfactory evidence of each Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the younger Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA.  The cost of insurance charges and monthly expense charges applicable to an increase in SFA and SIA may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the SFA and SIA in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein.  The financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Sun Life (N.Y.) Variable Account D

Statements of Assets and Liabilities - December 31, 2007

Assets:
Investment in	Shares	Cost	Value
AIM Variable Insurance Funds, Inc.
V.I. International Growth Fund Sub-Account (AI4)	1,240	$41,632	$41,700
The Alger American Fund
Mid Cap Growth Portfolio Sub-Account (AL4)	3,247	67,056	76,702
AllianceBernstein Variable Product Series Fund, Inc.
Growth and Income Portfolio Sub-Account (AN3)	2,304	57,203	61,174
Delaware Management Company
VIP Growth Opportunities Series Sub-Account (DGO)	818	17,811	17,476
Dreyfus Investment Portfolios
MidCap Stock Portfolio Sub-Account (DMC)	4,566	79,656	70,861
Fidelity Variable Insurance Products Fund:
Fidelity VIP Index 500 Portfolio Sub-Account (FL4)	707	101,556	115,773
Fidelity VIP Money Market Portfolio Sub-Account (FL5)	170,882	170,882	170,883
Fidelity VIP ContrafundTM Portfolio Sub-Account (FL6)	1,245	38,671	34,619
Fidelity VIP Overseas Portfolio Sub-Account (FL7)	5,524	108,635	139,315
Fidelity VIP Growth Portfolio Sub-Account (FL8)	1,043	32,896	46,916
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund Sub-Account (FTI)	5,433	85,924	110,022
Goldman Sachs Variable Insurance Trust
VIT Structured US Equity Fund Sub-Account (GS3)	3,788	47,861	49,846
Mid Cap Value Fund Sub-Account (GS8)	9	147	128
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	388	11,609	10,831
Mid Cap Value Portfolio Sub-Account (LA2)	1,987	42,444	37,562
MFS/Sun Life Series Trust
Government Securities Series Sub-Account (GSS)	1,728	21,941	22,270
High Yield Series Sub-Account (HYS)	9,843	66,557	64,570
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	152	1,793	1,776
Massachusetts Investors Trust Series Sub-Account (MIT)	15	501	528
New Discovery Series Sub-Account (NWD)	9	160	153
Total Return Series Sub-Account (TRS)	278	5,534	5,419
Utilities Series Sub-Account (UTS)	36	965	1,064
Value Series Sub-Account (MVS)	3,340	53,538	62,723
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	95	4,220	4,477
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	2,416	19,847	19,449
Low Duration Portfolio Sub-Account (PLD)	18,228	184,895	187,744
Emerging Markets Bond Portfolio Sub-Account (PMB)	8,145	111,029	111,348
Real Return Portfolio Sub-Account (PRR)	401	4,815	5,046
Total Return Portfolio Sub-Account (PTR)	6,009	62,322	63,031
Scudder VIT Funds
Scudder VIT Small Cap Index Fund Sub-Account (SSC)	1,901	28,136	27,944
Scudder Variable Series II
SVS Dreman Small Cap Value Portfolio Sub-Account (SCV)	1,996	39,021	40,169
Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	2,849	28,255	27,008
Sun Capital Real Estate Fund Sub-Account (SC3)	3,231	64,519	58,942
Sun Capital Blue Chip Mid Cap Fund Sub-Account (SC5)	3,100	61,455	55,645
Sun Capital Davis Venture Value Fund Sub-Account (SC7)	3,114	35,638	42,506
Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	315	4,872	4,084
Sun Capital All Cap Fund Sub-Account (SCM)	68	861	728

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Assets and Liabilities - December 31, 2007 – continued

Assets - continued:
Investment in – continued:	Shares	Cost	Value
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	6,968	$70,225	$82,297
Van Kampen Life Insurance Trust
LIT Growth & Income Portfolio Sub-Account (VGI)	22	468	479
Net Assets Applicable to Contract Owners		$1,775,550	$1,873,208

Net Assets Applicable to Contract Owners
		Units	Value

AIM Variable Insurance Funds, Inc.
AI4		2,099	$41,700
The Alger American Fund
AL4		3,826	76,702
AllianceBernstein Variable Product Series Fund, Inc.
AN3		4,624	61,174
Delaware Management Company
DGO		1,046	17,476
Dreyfus Investment Portfolios
DMC		4,910	70,861
Fidelity Variable Insurance Products Fund
FL4		9,366	115,773
FL5		14,269	170,883
FL6		1,813	34,619
FL7		8,081	139,315
FL8		4,067	46,916
Franklin Templeton Variable Insurance Products Trust
FTI		4,333	110,022
Goldman Sachs Variable Insurance Trust
GS3		4,140	49,846
GS8		8	128
Lord Abbett Series Fund, Inc.
LA1		740	10,831
LA2		2,538	37,562
MFS/Sun Life Series Trust
GSS		1,606	22,270
HYS		4,238	64,570
MIS		176	1,776
MIT		43	528
NWD		14	153
TRS		375	5,419
UTS		52	1,064
MVS		3,883	62,723
Oppenheimer Variable Account Funds
OCF		306	4,477

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Assets and Liabilities - December 31, 2007 – continued

Net Assets Applicable to Contract Owners – continued

	Units	Value

PIMCO Variable Insurance Trust
PHY	1,130	19,449
PLD	16,560	187,744
PMB	5,046	111,348
PRR	370	5,046
PTR	4,824	63,031
Scudder VIT Funds
SSC	1,287	27,944
Scudder Variable Series II
SCV	2,318	40,169
Sun Capital Advisers Trust
SC2	1,901	27,008
SC3	2,120	58,942
SC5	2,936	55,645
SC7	2,935	42,506
SCB	258	4,084
SCM	47	728
T. Rowe Price Equity Series, Inc.
TBC	5,417	82,297
Van Kampen Life Insurance Trust
VGI	31	479
Net Assets		$1,873,208

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007

	AI4	AL4	AN3	DGO
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (e)
Income:
Dividend income	$169	$-	$662	$-

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$122	$141	$649	$(5)
Realized gain distributions	-	4,280	2,722	-
Net realized gains (losses)	$122	$4,421	$3,371	$(5)

Net unrealized appreciation (depreciation) on investments:
End of year	$68	$9,646	$3,971	$(335)
Beginning of year	56	749	5,636	-
Change in unrealized appreciation (depreciation)	$12	$8,897	$(1,665)	$(335)

Realized and unrealized gains (losses)	$134	$13,318	$1,706	$(340)
Increase (Decrease) in net assets from operations	$303	$13,318	$2,368	$(340)

	DMC	FL4	FL5	FL6
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$278	$3,842	$7,930	$278

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(287)	$1,812	$-	$324
Realized gain distributions	7,902	-	-	8,303
Net realized gains (losses)	$7,615	$1,812	$-	$8,627

Net unrealized appreciation (depreciation) on investments:
End of year	$(8,795)	$14,217	$-	$(4,052)
Beginning of year	(1,456)	14,641	-	(205)
Change in unrealized appreciation (depreciation)	$(7,339)	$(424)	$-	$(3,847)

Realized and unrealized gains (losses)	$276	$1,388	$-	$4,780
Increase (Decrease) in net assets from operations	$554	$5,230	$7,930	$5,058

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007 – continued

	FL7	FL8	FTI	GS3
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,034	$261	$1,964	$557

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$2,906	$407	$1,955	$430
Realized gain distributions	7,831	39	4,479	3,908
Net realized gains (losses)	$10,737	$446	$6,434	$4,338

Net unrealized appreciation (depreciation) on investments:
End of year	$30,680	$14,020	$24,098	$1,985
Beginning of year	26,001	4,593	18,412	7,782
Change in unrealized appreciation (depreciation)	$4,679	$9,427	$5,686	$(5,797)

Realized and unrealized gains (losses)	$15,416	$9,873	$12,120	$(1,459)
Increase (Decrease) in net assets from operations	$19,450	$10,134	$14,084	$(902)

	GS8	LA1	LA2	GSS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1	$136	$172	$891

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1	$96	$123	$(51)
Realized gain distributions	19	749	5,056	-
Net realized gains (losses)	$20	$845	$5,179	$(51)

Net unrealized appreciation (depreciation) on investments:
End of year	$(19)	$(778)	$(4,882)	$329
Beginning of year	(4)	144	517	(207)
Change in unrealized appreciation (depreciation)	$(15)	$(922)	$(5,399)	$536

Realized and unrealized gains (losses)	$5	$(77)	$(220)	$485
Increase (Decrease) in net assets from operations	$6	$59	$(48)	$1,376

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007 – continued

	HYS	MIS	MIT	NWD
	Sub-Account	Sub-Account (e)	Sub-Account	Sub-Account
Income:
Dividend income	$4,630	$-	$6	$-

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(262)	$-	$19	$7
Realized gain distributions	-	-	-	3
Net realized gains (losses)	$(262)	$-	$19	$10

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,987)	$(17)	$27	$(7)
Beginning of year	1,235	-	29	3
Change in unrealized appreciation (depreciation)	$(3,222)	$(17)	$(2)	$(10)

Realized and unrealized gains (losses)	$(3,484)	$(17)	$17	$-
Increase (Decrease) in net assets from operations	$1,146	$(17)	$23	$-

	TRS	UTS	MVS	OCF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3	$6	$962	$1

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$-	$77	$410	$50
Realized gain distributions	4	-	3,495	-
Net realized gains (losses)	$4	$77	$3,905	$50

Net unrealized appreciation (depreciation) on investments:
End of year	$(115)	$99	$9,185	$257
Beginning of year	2	44	9,360	22
Change in unrealized appreciation (depreciation)	$(117)	$55	$(175)	$235

Realized and unrealized gains (losses)	$(113)	$132	$3,730	$285
Increase (Decrease) in net assets from operations	$(110)	$138	$4,692	$286

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007 – continued

	PHY	PLD	PMB	PRR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$682	$8,282	$5,124	$181

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(5)	$(140)	$172	$(18)
Realized gain distributions	-	-	2,192	12
Net realized gains (losses)	$(5)	$(140)	$2,364	$(6)

Net unrealized appreciation (depreciation) on investments:
End of year	$(398)	$2,849	$319	$231
Beginning of year	6	(1,613)	2,453	(26)
Change in unrealized appreciation (depreciation)	$(404)	$4,462	$(2,134)	$257

Realized and unrealized gains (losses)	$(409)	$4,322	$230	$251
Increase (Decrease) in net assets from operations	$273	$12,604	$5,354	$432

	PTR	SSC	SCV	SC2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,792	155	394	1,315

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(96)	340	292	(63)
Realized gain distributions	-	1,622	5,691	-
Net realized gains (losses)	$(96)	1,962	5,983	(63)

Net unrealized appreciation (depreciation) on investments:
End of year	$709	(192)	1,148	(1,247)
Beginning of year	(1,597)	2,765	6,293	(936)
Change in unrealized appreciation (depreciation)	$2,306	(2,957)	(5,145)	(311)

Realized and unrealized gains (losses)	$2,210	(995)	838	(374)
Increase (Decrease) in net assets from operations	$5,002	(840)	1,232	941

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - Year Ended December 31, 2007 – continued

	SC3	SC5	SC7	SCB
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$966	$630	$239	$-

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,100	$84	$398	$18
Realized gain distributions	8,048	9,530	-	422
Net realized gains (losses)	$9,148	$9,614	$398	$440

Net unrealized appreciation (depreciation) on investments:
End of year	$(5,577)	$(5,810)	$6,868	$(788)
Beginning of year	13,450	(313)	6,131	22
Change in unrealized appreciation (depreciation)	$(19,027)	$(5,497)	$737	$(810)

Realized and unrealized gains (losses)	$(9,879)	$4,117	$1,135	$(370)
Increase (Decrease) in net assets from operations	$(8,913)	$4,747	$1,374	$(370)

	SCM	TBC	VGI
	Sub-Account (e)	Sub-Account	Sub-Account
Income:
Dividend income	$7	$348	$4

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(6)	$973	$14
Realized gain distributions	49	-	8
Net realized gains (losses)	$43	$973	$22

Net unrealized appreciation (depreciation) on investments:
End of year	$(133)	$12,072	$11
Beginning of year	-	6,313	31
Change in unrealized appreciation (depreciation)	$(133)	$5,759	$(20)

Realized and unrealized gains (losses)	$(90)	$6,732	$2
Increase (Decrease) in net assets from operations	$(83)	$7,080	$6

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets

	AI4		AL4		AN3		DGO		DMC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007 (e)	2006	2007	2006
Operations:
Net investment income	$169	$3	$-	$-	$662	$518	$-	$-	$278	$198
Net realized gains (losses)	122	41	4,421	3,797	3,371	2,728	(5)	-	7,615	8,505
Net unrealized gains (losses)	12	36	8,897	(1,127)	(1,665)	4,215	(335)	-	(7,339)	(4,590)
Increase (Decrease) in net assets from
operations	$303	$80	$13,318	$2,670	$2,368	$7,461	$(340)	$-	$554	$4,113

Contract Owner Transactions:
Purchase payments received	$419	$46	$364	$398	$10,046	$7,994	$-	$-	$13,114	$10,288
Net transfers between Sub-Accounts and
Fixed Account	41,740	-	36,167	41	1,028	6,933	18,053	-	(1,879)	13,219
Withdrawals and surrenders	-	-	-	-	(359)	(35)	-	-	(495)	(49)
Mortality and expense risk charges	(128)	(2)	(290)	(166)	(362)	(306)	(54)	-	(434)	(342)
Charges for life insurance protection and
monthly administration charge	(893)	(98)	(1,710)	(1,101)	(4,249)	(3,914)	(183)	-	(5,406)	(5,041)
Increase (decrease) in net assets from
contract owner activity	$41,138	$(54)	$34,531	$(828)	$6,104	$10,672	$17,816	$-	$4,900	$18,075

Increase (decrease) in net assets	$41,441	$26	$47,849	$1,842	$8,472	$18,133	$17,476	$-	$5,454	$22,188

Net Assets:
Beginning of year	$259	$233	$28,853	$27,011	$52,702	$34,569	$-	$-	$65,407	$43,219
End of year	$41,700	$259	$76,702	$28,853	$61,174	$52,702	$17,476	$-	$70,861	$65,407

Unit Transactions:
Beginning of year	15	17	1,893	1,952	4,178	3,206	-	-	4,600	3,276
Purchased	22	5	19	27	759	704	-	-	859	753
Transferred between Sub-Accounts and Fixed
Accumulation Account	2,113	-	2,026	3	67	641	1,061	-	(127)	968
Withdrawn, surrendered, and redeemed
for contract charges	(51)	(7)	(112)	(89)	(380)	(373)	(15)	-	(422)	(397)
End of year	2,099	15	3,826	1,893	4,624	4,178	1,046	-	4,910	4,600
(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	FL4		FL5		FL6		FL7		FL8
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$3,842	$1,315	$7,930	$5,807	$278	$295	$4,034	$733	$261	$104
Net realized gains (losses)	1,812	869	-	-	8,627	2,454	10,737	2,438	446	127
Net unrealized gains (losses)	(424)	11,268	-	-	(3,847)	(607)	4,679	13,585	9,427	2,236
Increase (Decrease) in net assets from
operations	$5,230	$13,452	$7,930	$5,807	$5,058	$2,142	$19,450	$16,756	$10,134	$2,467

Contract Owner Transactions:
Purchase payments received	$19,597	$15,251	$86,144	$22,044	$2,720	$2,380	$16,247	$12,362	$181	$181
Net transfers between Sub-Accounts and
Fixed Account	(2,648)	13,878	(21,862)	24,354	161	21,852	(564)	11,197	-	-
Withdrawals and surrenders	(679)	(67)	(5)	-	-	-	(695)	(70)	-	-
Mortality and expense risk charges	(653)	(550)	(1,005)	(798)	(182)	(139)	(633)	(534)	(298)	(274)
Charges for life insurance protection and
monthly administration charge	(8,275)	(7,572)	(47,032)	(39,739)	(1,359)	(1,165)	(8,536)	(7,250)	(1,571)	(1,327)
Increase (decrease) in net assets from
contract owner activity	$7,342	$20,940	$16,240	$5,861	$1,340	$22,928	$5,819	$15,705	$(1,688)	$(1,420)

Increase (decrease) in net assets	$12,572	$34,392	$24,170	$11,668	$6,398	$25,070	$25,269	$32,461	$8,446	$1,047

Net Assets:
Beginning of year	$103,201	$68,809	$146,713	$135,045	$28,221	$3,151	$114,046	$81,585	$38,470	$37,423
End of year	$115,773	$103,201	$170,883	$146,713	$34,619	$28,221	$139,315	$114,046	$46,916	$38,470

Unit Transactions:
Beginning of year	8,794	6,780	12,875	12,416	1,736	216	7,753	6,542	4,231	4,393
Purchased	1,576	1,422	7,383	1,949	155	159	996	926	18	21
Transferred between Sub-Accounts and Fixed
Accumulation Account	(223)	1,354	(1,882)	2,150	8	1,447	(60)	875	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(781)	(762)	(4,107)	(3,640)	(86)	(86)	(608)	(590)	(182)	(183)
End of year	9,366	8,794	14,269	12,875	1,813	1,736	8,081	7,753	4,067	4,231

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	FTI		GS3		GS8		LA1		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$1,964	$939	$557	$492	$1	$2	$136	$34	$172	$159
Net realized gains (losses)	6,434	1,031	4,338	230	20	23	845	105	5,179	2,562
Net unrealized gains (losses)	5,686	12,944	(5,797)	4,778	(15)	1	(922)	144	(5,399)	925
Increase (Decrease) in net assets from
operations	$14,084	$14,914	$(902)	$5,500	$6	$26	$59	$283	$(48)	$3,646

Contract Owner Transactions:
Purchase payments received	$13,790	$8,323	$517	$523	$-	$77	$3,224	$-	$1,892	$1,722
Net transfers between Sub-Accounts and
Fixed Account	1,938	8,578	5,264	41	1	-	5,902	3,230	4,691	41
Withdrawals and surrenders	(364)	(34)	-	-	-	-	-	-	-	-
Mortality and expense risk charges	(517)	(426)	(300)	(265)	(1)	(1)	(49)	(14)	(214)	(180)
Charges for life insurance protection and
monthly administration charge	(6,201)	(5,350)	(2,304)	(1,727)	(58)	(66)	(1,076)	(728)	(1,712)	(1,297)
Increase (decrease) in net assets from
contract owner activity	$8,646	$11,091	$3,177	$(1,428)	$(58)	$10	$8,001	$2,488	$4,657	$286

Increase (decrease) in net assets	$22,730	$26,005	$2,275	$4,072	$(52)	$36	$8,060	$2,771	$4,609	$3,932

Net Assets:
Beginning of year	$87,292	$61,287	$47,571	$43,499	$180	$144	$2,771	$-	$32,953	$29,021
End of year	$110,022	$87,292	$49,846	$47,571	$128	$180	$10,831	$2,771	$37,562	$32,953

Unit Transactions:
Beginning of year	3,969	3,384	3,887	4,012	11	11	196	-	2,240	2,214
Purchased	590	425	42	45	-	5	224	-	124	132
Transferred between Sub-Accounts and Fixed
Accumulation Account	72	454	420	4	-	-	396	251	299	3
Withdrawn, surrendered, and redeemed
for contract charges	(298)	(294)	(209)	(174)	(3)	(5)	(76)	(55)	(125)	(109)
End of year	4,333	3,969	4,140	3,887	8	11	740	196	2,538	2,240

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	GSS		HYS		MIS		MIT		NWD
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (e)	2006	2007	2006	2007	2006
Operations:
Net investment income	$891	$739	$4,630	$4,541	$-	$-	$6	$3	$-	$-
Net realized gains (losses)	(51)	(51)	(262)	(234)	-	-	19	15	10	1
Net unrealized gains (losses)	536	(87)	(3,222)	1,436	(17)	-	(2)	16	(10)	3
Increase (Decrease) in net assets from
operations	$1,376	$601	$1,146	$5,743	$(17)	$-	$23	$34	$-	$4

Contract Owner Transactions:
Purchase payments received	$2,061	$2,061	$3,805	$3,805	$-	$-	$328	$158	$168	$43
Net transfers between Sub-Accounts and
Fixed Account	3,306	789	1,630	560	1,818	-	-	-	(1)	47
Withdrawals and surrenders	(5)	-	(11)	-	-	-	-	-	-	-
Mortality and expense risk charges	(125)	(107)	(411)	(374)	(2)	-	(3)	(2)	(1)	-
Charges for life insurance protection and
monthly administration charge	(981)	(921)	(2,980)	(2,635)	(23)	-	(110)	(103)	(77)	(30)
Increase (decrease) in net assets from
contract owner activity	$4,256	$1,822	$2,033	$1,356	$1,793	$-	$215	$53	$89	$60

Increase (decrease) in net assets	$5,632	$2,423	$3,179	$7,099	$1,776	$-	$238	$87	$89	$64

Net Assets:
Beginning of year	$16,638	$14,215	$61,391	$54,292	$-	$-	$290	$203	$64	$-
End of year	$22,270	$16,638	$64,570	$61,391	$1,776	$-	$528	$290	$153	$64

Unit Transactions:
Beginning of year	1,286	1,139	4,107	4,010	-	-	25	20	6	-
Purchased	157	165	248	270	-	-	27	15	15	4
Transferred between Sub-Accounts and Fixed
Accumulation Account	247	64	105	41	178	-	-	-	-	5
Withdrawn, surrendered, and redeemed
for contract charges	(84)	(82)	(222)	(214)	(2)	-	(9)	(10)	(7)	(3)
End of year	1,606	1,286	4,238	4,107	176	-	43	25	14	6

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	TRS		UTS		MVS		OCF		PHY
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$3	$-	$6	$6	$962	$790	$1	$1	$682	$22
Net realized gains (losses)	4	1	77	24	3,905	2,131	50	13	(5)	-
Net unrealized gains (losses)	(117)	2	55	32	(175)	7,365	235	9	(404)	7
Increase (Decrease) in net assets from
operations	$(110)	$3	$138	$62	$4,692	$10,286	$286	$23	$273	$29

Contract Owner Transactions:
Purchase payments received	$168	$41	$417	$121	$1,279	$1,279	$666	$201	$200	$200
Net transfers between Sub-Accounts and
Fixed Account	5,452	47	507	47	763	-	3,505	47	18,966	-
Withdrawals and surrenders	-	-	-	-	-	-	-	-	-	-
Mortality and expense risk charges	(6)	-	(4)	(1)	(350)	(311)	(16)	(2)	(58)	(2)
Charges for life insurance protection and
monthly administration charge	(146)	(30)	(266)	(101)	(2,248)	(1,775)	(352)	(161)	(293)	(94)
Increase (decrease) in net assets from
contract owner activity	$5,468	$58	$654	$66	$(556)	$(807)	$3,803	$85	$18,815	$104

Increase (decrease) in net assets	$5,358	$61	$792	$128	$4,136	$9,479	$4,089	$108	$19,088	$133

Net Assets:
Beginning of year	$61	$-	$272	$144	$58,587	$49,108	$388	$280	$361	$228
End of year	$5,419	$61	$1,064	$272	$62,723	$58,587	$4,477	$388	$19,449	$361

Unit Transactions:
Beginning of year	4	-	17	12	3,914	3,968	30	24	22	15
Purchased	12	3	23	9	86	100	48	16	12	13
Transferred between Sub-Accounts and Fixed
Accumulation Account	369	4	27	3	47	-	254	4	1,117	-
Withdrawn, surrendered, and redeemed
for contract charges	(10)	(3)	(15)	(7)	(164)	(154)	(26)	(14)	(21)	(6)
End of year	375	4	52	17	3,883	3,914	306	30	1,130	22
See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	PLD		PMB		PRR		PTR		SSC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$8,282	$6,393	$5,124	$3,286	$181	$14	$2,792	$2,293	$155	$72
Net realized gains (losses)	(140)	(249)	2,364	966	(6)	8	(96)	147	1,962	1,137
Net unrealized gains (losses)	4,462	(128)	(2,134)	1,378	257	(24)	2,306	(405)	(2,957)	2,049
Increase (Decrease) in net assets from
operations	$12,604	$6,016	$5,354	$5,630	$432	$(2)	$5,002	$2,035	$(840)	$3,258

Contract Owner Transactions:
Purchase payments received	$15,993	$14,112	$6,319	$5,169	$3,588	$364	$4,919	$4,017	$5,660	$3,979
Net transfers between Sub-Accounts and
Fixed Account	8,602	12,682	37,658	4,471	1,168	41	2,475	7,271	1,293	4,206
Withdrawals and surrenders	(201)	-	(91)	-	-	-	(137)	(12)	(219)	(24)
Mortality and expense risk charges	(1,191)	(1,032)	(545)	(382)	(22)	(2)	(397)	(344)	(158)	(123)
Charges for life insurance protection and
monthly administration charge	(9,262)	(8,551)	(4,324)	(3,508)	(603)	(180)	(3,651)	(3,560)	(2,541)	(2,047)
Increase (decrease) in net assets from
contract owner activity	$13,941	$17,211	$39,017	$5,750	$4,131	$223	$3,209	$7,372	$4,035	$5,991

Increase (decrease) in net assets	$26,545	$23,227	$44,371	$11,380	$4,563	$221	$8,211	$9,407	$3,195	$9,249

Net Assets:
Beginning of year	$161,199	$137,972	$66,977	$55,597	$483	$262	$54,820	$45,413	$24,749	$15,500
End of year	$187,744	$161,199	$111,348	$66,977	5,046	$483	$63,031	$54,820	$27,944	$24,749

Unit Transactions:
Beginning of year	15,264	13,585	3,211	2,913	39	21	4,561	3,924	1,115	818
Purchased	1,482	1,368	296	265	286	29	402	345	245	193
Transferred between Sub-Accounts and Fixed
Accumulation Account	793	1,242	1,770	232	93	3	198	627	55	210
Withdrawn, surrendered, and redeemed
for contract charges	(979)	(931)	(231)	(199)	(48)	(14)	(337)	(335)	(128)	(106)
End of year	16,560	15,264	5,046	3,211	370	39	4,824	4,561	1,287	1,115

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	SCV		SC2		SC3		SC5		SC7
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$394	$262	$1,315	$1,277	$966	$946	$630	$-	239	241
Net realized gains (losses)	5,983	2,780	(63)	233	9,148	3,777	9,614	5,211	398	152
Net unrealized gains (losses)	(5,145)	4,627	(311)	(207)	(19,027)	13,882	(5,497)	(2,074)	737	4,261
Increase (Decrease) in net assets from
operations	$1,232	$7,669	$941	$1,303	$(8,913)	$18,605	$4,747	$3,137	$1,374	$4,654

Contract Owner Transactions:
Purchase payments received	$2,070	$2,068	$-	$-	$5,883	$4,424	$3,392	$21	$364	$362
Net transfers between Sub-Accounts and
Fixed Account	420	41	2,254	-	41	743	18,053	3,277	7,015	41
Withdrawals and surrenders					(217)	(24)
Mortality and expense risk charges	(215)	(184)	(177)	(161)	(330)	(298)	(262)	(175)	(237)	(195)
Charges for life insurance protection and
monthly administration charge	(1,558)	(1,301)	(1,169)	(919)	(3,677)	(3,266)	(2,194)	(1,634)	(1,771)	(1,290)
Increase (decrease) in net assets from
contract owner activity	$717	$624	$908	$(1,080)	$1,700	$1,579	$18,989	$1,489	$5,371	$(1,082)

Increase (decrease) in net assets	$1,949	$8,293	$1,849	$223	$(7,213)	$20,184	$23,736	$4,626	$6,745	$3,572

Net Assets:
Beginning of year	$38,220	$29,927	$25,159	$24,936	$66,155	$45,971	$31,909	$27,283	$35,761	$32,189
End of year	$40,169	$38,220	$27,008	$25,159	$58,942	$66,155	$55,645	$31,909	$42,506	$35,761

Unit Transactions:
Beginning of year	2,273	2,226	1,837	1,919	2,067	1,996	1,943	1,849	2,574	2,659
Purchased	121	141	-	-	186	161	192	3	25	28
Transferred between Sub-Accounts and Fixed
Accumulation Account	24	3	160	-	2	41	933	208	475	3
Withdrawn, surrendered, and redeemed
for contract charges	(100)	(97)	(96)	(82)	(135)	(131)	(132)	(117)	(139)	(116)
End of year	2,318	2,273	1,901	1,837	2,120	2,067	2,936	1,943	2,935	2,574

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets – continued

	SCB		SCM		TBC		VGI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007 (e)	2006	2007	2006	2007	2006
Operations:
Net investment income	$-	$-	$7	$-	$348	$146	$4	$1
Net realized gains (losses)	440	11	43	-	973	367	22	15
Net unrealized gains (losses)	(810)	23	(133)	-	5,759	3,954	(20)	18
Increase (Decrease) in net assets from
operations	$(370)	$34	$(83)	$-	$7,080	$4,467	$6	$34

Contract Owner Transactions:
Purchase payments received	$182	$181	$-	$-	$9,874	$7,699	$158	$158
Net transfers between Sub-Accounts and
Fixed Account	4,235	20	1,015	-	19,264	9,113	180	-
Withdrawals and surrenders					(358)	(33)
Mortality and expense risk charges	(15)	(1)	(3)	-	(393)	(275)	(2)	(1)
Charges for life insurance protection and
monthly administration charge	(240)	(101)	(201)	-	(4,523)	(3,805)	(101)	(75)
Increase (decrease) in net assets from
contract owner activity	$4,162	$99	$811	$-	$23,864	$12,699	$235	$82

Increase (decrease) in net assets	$3,792	$133	$728	$-	$30,944	$17,166	$241	$116

Net Assets:
Beginning of year	$292	$159	$-	$-	$51,353	$34,187	$238	$122
End of year	$4,084	$292	$728	$-	$82,297	$51,353	$479	$238

Unit Transactions:
Beginning of year	18	11	-	-	3,811	2,782	16	10
Purchased	11	12	-	-	677	616	11	12
Transferred between Sub-Accounts and Fixed
Accumulation Account	244	1	59	-	1,292	740	11	-
Withdrawn, surrendered, and redeemed
for contract charges	(15)	(6)	(12)	-	(363)	(327)	(7)	(6)
End of year	258	18	47	-	5,417	3,811	31	16

(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (N.Y.) Variable Account D

Notes to Financial Statements

(1) Organization

Sun Life (N.Y.) Variable Account A (the “Variable Account”), a separate account of Sun Life Insurance and Annuity Company of  New York (the “Sponsor”) was established on April 24, 2003 as a funding vehicle for the variable portion of certain individual variable universal life insurance contracts.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts.  Each Sub-Account is invested in shares of a single corresponding investment portfolio of one of the following mutual funds:

AIM V.I. International Growth Fund Sub-Account, Alger American Mid Cap Growth Portfolio Sub-Account, AllianceBernstein VP Growth and Income Portfolio Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Dreyfus MidCap Stock Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Franklin Templeton Foreign Securities Sub-Account, Goldman Sachs Structured US Equity Sub-Account, Goldman Sachs Mid Cap Value Fund Sub-Account, Lord Abbett Growth and Income Portfolio Sub-Account, Lord Abbett Mid-Cap Value Portfolio Sub-Account, MFS/Sun Life Series Trust Government Securities Series Sub-Account, MFS/Sun Life Series Trust High Yield Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Series Trust New Discovery Series Sub-Account, MFS/Sun Life Series Trust Total Return Series Sub-Account, MFS/Sun Life Series Trust Utilities Series Sub-Account, MFS/Sun Life Series Trust Value Series Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, PIMCO High Yield Portfolio Sub-Account, PIMCO Low Duration Fund Sub-Account, PIMCO Emerging Markets Bond Portfolio Sub-Account, PIMCO Real Return Portfolio Sub-Account, PIMCO Total Return Portfolio Sub-Account, Scudder VIT Small Cap Index Fund Sub-Account, Scudder SVS Dreman Small Cap Value Portfolio Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Real Estate Fund Sub-Account, Sun Capital Blue Chip Mid-Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund  Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital All Cap Fund Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account and Van Kampen LIT Growth & Income Portfolio Sub-Account (collectively the “Funds” or “Sub-Accounts”).

The Variable Account exists in accordance with the regulations of the New York State Insurance Department.  The assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires the Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of investment income, realized and unrealized gains or losses during the reporting period.  Actual results could differ from those estimates.

Investment Valuations
Investments in the Funds are recorded at their net asset value and are carried at market value.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of shares of the Funds are determined on the first in, first out basis.  Dividend income and realized gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not currently subject to tax by the contract owner.

Sun Life of Canada (N.Y.) Variable Account D

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes”.  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Sponsor of the Sub-Accounts will adopt SFAS No. 157 effective January 1, 2008 and will apply the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.  The adoption of SFAS No. 157 is not expected to have a material impact on the Sub-Account's financial position or results of operations.

(3) Contract Charges and Related Party Transactions

The Sponsor sells both a Survivorship Variable Universal Life Insurance Product (“Survivorship Product”) and Single Life Variable Universal Life Products (“Single Life Products”).  The contract charges for these products are as follows:

Mortality and Expense Risk – A mortality and expense risk charge based on the value of the Variable Account is deducted at the monthly anniversary date from the contract’s account value, through the reduction of unit values for the mortality and expense risks assumed by the Sponsor.  The maximum deduction is at an effective annual rate of .60%, for policy years one through 10 for the Single Life Products, and policy years one through 15 for the Survivorship Product.  Thereafter, the effective annual rate is .10% for the Single Life Products and .20% for the Survivorship Product, respectively.

Administration Charges - For the Single Life Products, a monthly charge of $8 is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase.  For the Survivorship Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase.  The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.  These monthly charges are deducted from each contract’s account value to cover administrative expenses and issuance costs.

Sun Life of Canada (N.Y.) Variable Account D

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

Charges for Life Insurance Protection – A monthly cost of insurance charge is deducted from the contract’s account value to cover anticipated costs of providing insurance coverage.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex, and rating class of each insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary smoker and non-smoker mortality tables.

Sales Charge - The Sponsor deducts a sales charge from premiums at the time of purchase.  For the Single Life Products the current charge is 5.25% of the amount of premium.  The maximum charge is guaranteed not to exceed 7.25%.  For the Survivorship Product, the charge is based on certain factors, including the specified face amount, age, sex, and rating class of the insured.  The current charge is 6% of premiums, and is guaranteed not to exceed 8%.

Surrender Charge - A surrender charge may be deducted to cover certain expenses relating to the sale of the contract.  The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase.  For the Single Life Products, the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and nine years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase.  Surrender charges are deducted and retained by the Sponsor.   These amounts are included in the “Withdrawals and Surrenders” line on the Statement of Changes in Net Assets for each Sub-Account.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .50% to .75% and .50% to .95% of average net asset value, respectively.

 (4) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of investments of the Funds for each Sub-Account for the year ended December 31, 2007:

	Purchases	Sales

AIM Variable Insurance Funds, Inc.
V.I. International Growth Fund Sub-Account (AI4)	$ 42,348	$ 1,041
The Alger American Fund
Mid Cap Growth Portfolio Sub-Account (AL4)	40,751	1,940
AllianceBernstein Variable Product Series Fund, Inc.
Growth and Income Portfolio Sub-Account (AN3)	15,011	5,523
Delaware Management Company
VIP Growth Opportunities Series Sub-Account (DGO)	18,053	237
Dreyfus Investment Portfolios
MidCap Stock Portfolio Sub-Account (DMC)	19,907	6,827
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio Sub-Account (FL4)	21,277	10,093
Fidelity VIP Money Market Portfolio Sub-Account (FL5)	91,071	66,903
Fidelity VIP ContrafundTM Portfolio Sub-Account (FL6)	11,420	1,499
Fidelity VIP Overseas Portfolio Sub-Account (FL7)	27,817	10,133
Fidelity VIP Growth Portfolio Sub-Account (FL8)	481	1,869
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities FundSub-Account (FTI)	22,659	7,570
Goldman Sachs Variable Insurance Trust
VIT Structured US Equity Fund Sub-Account (GS3)	10,133	2,491
Mid Cap Value Fund Sub-Account (GS8)	21	59
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	10,010	1,124
Mid Cap Value Portfolio Sub-Account (LA2)	11,706	1,821

Sun Life of Canada (N.Y.) Variable Account D

Notes to Financial Statements - continued

(4) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust
Government Securities Series Sub-Account (GSS)	$ 6,117	$ 970
High Yield Series Sub-Account (HYS)	9,643	2,980
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	1,818	25
Massachusetts Investors Trust Series Sub-Account (MIT)	329	108
New Discovery Series Sub-Account (NWD)	170	78
Total Return Series Sub-Account (TRS)	5,627	153
Utilities Series Sub-Account (UTS)	912	252
Value Series Sub-Account (MVS)	6,304	2,403
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	4,149	345
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	19,838	341
Low Duration Portfolio Sub-Account (PLD)	30,933	8,710
Emerging Markets Bond Portfolio Sub-Account (PMB)	50,301	3,968
Real Return Porfolio Sub-Account (PRR)	4,862	538
Total Return Portfolio Sub-Account (PTR)	9,337	3,336
Scudder VIT Funds
Scudder VIT Small Cap Index Fund Sub-Account (SSC)	8,718	2,906
Scudder Variable Series II
SVS Dreman Small Cap Value Portfolio Sub-Account (SCV)	8,507	1,705
Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	3,460	1,237
Sun Capital Real Estate Fund Sub-Account (SC3)	15,075	4,361
Sun Capital Blue Chip Mid Cap Fund Sub-Account (SC5)	31,600	2,451
Sun Capital Davis Venture Value Fund Sub-Account (SC7)	7,561	1,951
Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	4,823	239
Sun Capital All Cap Fund Sub-Account (SCM)	1,071	204
T. Rowe Price Equity Series, Inc.
T.Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	28,788	4,576
Van Kampen Life Insurance Trust
LIT Growth & Income Portfolio Sub-Account (VGI)	350	103

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements – continued

(5) Financial Highlights

The summary of units outstanding, unit values, net assets, investment income ratio and the total return for the years in the period ended December 31, is as follows:

	At December 31			For year ended December 31

				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio*	Return **

AI4
December 31,2007	2,099	$19.8683	$41,700	0.84%	14.71%
December 31,2006	15	17.3200	259	0.96	28.23
December 31,2005	17	13.5100	233	1.96	19.99
December 31,2004	-	-	-	-	-
AL4
December 31,2007	3,826	20.0484	76,702	-	31.55
December 31,2006	1,893	15.2400	28,853	-	10.14
December 31,2005	1,952	13.8400	27,011	-	7.56
December 31,2004 (d)	-	-	-	-	-
AN3
December 31,2007	4,624	13.2284	61,174	1.17	4.82
December 31,2006	4,178	12.6153	52,702	1.16	16.98
December 31,2005	3,206	10.7800	34,569	1.20	4.60
December 31,2004	521	10.3100	5,373	0.04	28.94
DGO
December 31,2007 (e)	1,046	16.7006	17,476	-	(1.88)
DMC
December 31,2007	4,910	14.4327	70,861	0.39	1.50
December 31,2006	4,600	14.2197	65,407	-	0.08
December 31,2005	3,276	13.2000	43,219	0.03	9.17
December 31,2004 (d)	572	12.0900	6,921	0.56	20.89
FL4
December 31,2007	9,366	12.3616	115,773	3.45	5.38
December 31,2006	8,794	11.7349	103,201	1.49	15.61
December 31,2005	6,780	10.1500	68,809	0.98	4.71
December 31,2004	1,075	9.6900	10,418	-	8.05
FL5
December 31,2007	14,269	11.9776	170,883	4.95	5.07
December 31,2006	12,875	11.3954	146,713	4.60	4.77
December 31,2005	12,416	10.8800	135,045	3.37	2.93
December 31,2004	138	10.5700	1,458	0.62	0.58
FL6
December 31,2007	1,813	19.0976	34,619	0.88	17.52
December 31,2006	1,736	16.2522	28,221	1.30	11.59
December 31,2005	216	14.5600	3,151	-	17.56
December 31,2004	-	12.4600	-	-	7.96
FL7
December 31,2007	8,081	17.2402	139,315	3.16	17.20
December 31,2006	7,753	14.7092	114,046	0.74	17.95
December 31,2005	6,542	12.4700	81,585	0.24	18.97
December 31,2004	771	10.4800	8,083	-	11.44
FL8
December 31,2007	4,067	11.5349	46,916	0.61	26.90
December 31,2006	4,231	9.0919	38,470	0.28	6.73
December 31,2005	4,393	8.5200	37,423	-	5.67
December 31,2004	18	8.0600	147	-	(0.25)

(d) For the period August 6, 2004 (commencement of operations) through December 31, 2004.
(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements – continued

(5) Financial Highlights – continued

	At December 31			For year ended December 31

				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio*	Return **

FTI
December 31,2007	4,333	$25.3936	$110,022	1.97%	15.48%
December 31,2006	3,969	21.9940	87,292	1.24	21.44
December 31,2005	3,384	18.1100	61,287	0.72	10.17
December 31,2004	290	16.4400	4,771	-	11.69
GS3
December 31,2007	4,140	12.0395	49,846	1.13	(1.64)
December 31,2006	3,887	12.2387	47,571	1.09	12.89
December 31,2005	4,012	10.8400	43,499	1.65	14.34
December 31,2004	-	-	-	-	-
GS8
December 31,2007	8	16.2960	128	0.65	3.20
December 31,2006 (a)	11	15.7901	180	0.90	16.16
December 31,2005	11	13.5900	144	1.43	14.93
December 31,2004 (d)	-	-	-	-	-
LA1
December 31,2007	740	14.6341	10,831	1.68	3.42
December 31,2006 (b)	196	14.1477	2,771	1.52	10.67
LA2
December 31,2007	2,538	14.7973	37,562	0.47	0.59
December 31,2006	2,240	14.7119	32,953	0.53	12.23
December 31,2005	2,214	13.1100	29,021	0.92	14.09
December 31,2004 (d)	-	-	-	-	-
GSS
December 31,2007	1,606	13.8681	22,270	4.72	7.17
December 31,2006	1,286	12.9393	16,638	4.77	3.68
December 31,2005	1,139	12.4800	14,215	4.58	2.30
December 31,2004	116	12.2000	1,414		1.70
HYS
December 31,2007	4,238	15.2339	64,570	7.24	1.90
December 31,2006	4,107	14.9459	61,391	7.91	10.39
December 31,2005	4,010	13.5400	54,292	4.94	2.19
December 31,2004	217	13.2500	2,876		9.42
MIS
December 31,2007 (e)	176	10.1192	1,776		(0.89)
MIT
December 31,2007	43	12.2773	528	1.27	5.93
December 31,2006	25	11.5879	290	0.92	13.30
December 31,2005	20	10.2300	203	1.33	12.65
December 31,2004	-	-	-	-	-
NWD
December 31,2007	14	10.8576	153	-	2.53
December 31,2006 (b)	6	10.5867	64	-	9.29
TRS
December 31,2007	375	14.4521	5,419	0.21	4.35
December 31,2006 (b)	4	13.8535	61	-	10.18

(a) Effective May 1, 2006, Goldman Sachs Mid Cap Value Fund is closed to new premium or transfers.
(b) For the period May 2006 (commencement of operations) through December 31, 2006.
(d) For the period August 6, 2004 (commencement of operations) through December 31, 2004.
(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

Sun Life (N.Y.) Variable Account D
Notes to Financial Statements – continued

(5) Financial Highlights – continued

	At December 31			For year ended December 31

				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio*	Return **

UTS
December 31,2007	52	$20.5326	$1,064	0.82%	28.57%
December 31,2006	17	15.9689	272	2.93	32.28
December 31,2005	12	12.0700	144	1.25	17.82
December 31,2004	-	-	-	-	-
MVS
December 31,2007	3,883	16.1546	62,723	1.55	7.91
December 31,2006	3,914	14.9684	58,587	1.48	20.96
December 31,2005	3,968	12.3800	49,108	0.15	6.05
December 31,2004 (d)	-	-	-	-	-
OCF
December 31,2007	306	14.6226	4,477	0.03	14.15
December 31,2006	30	12.8101	388	0.26	7.95
December 31,2005	24	11.8700	280	-	11.33
December 31,2004 (d)	-	-	-	-	-
PHY
December 31,2007	1,130	17.2179	19,449	7.70	3.54
December 31,2006	22	16.6338	361	6.66	9.10
December 31,2005	15	15.2500	228	6.70	4.13
December 31,2004	7	14.6400	100	4.43	8.47
PLD
December 31,2007	16,560	11.3395	187,744	4.76	7.38
December 31,2006	15,264	10.5606	161,199	4.22	3.98
December 31,2005	13,585	10.1600	137,972	3.17	1.01
December 31,2004 (d)	1,016	10.0500	10,215	0.58	0.55
PMB
December 31,2007	5,046	22.0744	111,348	5.88	5.82
December 31,2006	3,211	20.8600	66,977	5.34	9.28
December 31,2005	2,913	19.0900	55,597	5.43	10.78
December 31,2004	217	17.2300	3,738	2.60	9.61
PRR
December 31,2007	370	13.6509	5,046	4.65	10.62
December 31,2006	39	12.3350	483	4.19	0.72
December 31,2005	21	12.2500	262	3.02	0.84
December 31,2004	-	-	-	-	-
PTR
December 31,2007	4,824	13.0720	63,031	4.81	8.75
December 31,2006	4,561	12.0190	54,820	4.44	3.85
December 31,2005	3,924	11.5700	45,413	3.94	2.45
December 31,2004	242	11.3000	2,737	1.24	4.94
SSC
December 31,2007	1,287	21.7084	27,944	0.58	(2.17)
December 31,2006	1,115	22.1874	24,749	0.35	17.19
December 31,2005	818	18.9300	15,500	0.40	3.99
December 31,2004	140	18.2100	2,540	-	15.65
SCV
December 31,2007	2,318	17.3273	40,169	0.96	3.08
December 31,2006	2,273	16.8134	38,220	0.76	25.06
December 31,2005	2,226	13.4400	29,927	-	12.82
December 31,2004 (d)	-	-	-	-	-

(d) For the period August 6, 2004 (commencement of operations) through December 31, 2004.

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements – continued

(5) Financial Highlights – continued

	At December 31			For year ended December 31

				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio*	Return **

SC2
December 31,2007	1,901	$14.2092	$27,008	5.14%	3.79%
December 31,2006	1,837	13.6942	25,159	5.15	5.41
December 31,2005	1,919	12.9900	24,936	4.99	0.33
December 31,2004	-	12.7400	-	-	3.24
SC3
December 31,2007	2,120	27.8070	58,942	1.49	(13.13)
December 31,2006	2,067	32.0107	66,155	1.66	38.96
December 31,2005	1,996	23.0400	45,971	2.54	9.67
December 31,2004	146	21.0000	3,072	-	25.15
SC5
December 31,2007	2,936	18.9491	55,645	1.38	15.40
December 31,2006	1,943	16.4196	31,909	-	11.30
December 31,2005	1,849	14.7500	27,283	0.19	9.71
December 31,2004	-	12.6500	-	-	10.11
SC7
December 31,2007	2,935	14.4812	42,506	0.59	4.26
December 31,2006	2,574	13.8930	35,761	0.72	14.77
December 31,2005	2,659	12.1100	32,189	1.51	7.00
December 31,2004	-	11.0300	-	-	2.38
SCB
December 31,2007	258	15.8003	4,084	-	(1.43)
December 31,2006	18	16.0313	292	-	13.60
December 31,2005	11	14.1100	159	-	4.33
December 31,2004	4	13.5300	51	-	9.41
SCM
December 31,2007 (e)	47	15.6196	728	0.85	(9.77)
TBC
December 31,2007	5,417	15.1935	82,297	0.52	12.71
December 31,2006	3,811	13.4763	51,353	0.34	9.67
December 31,2005	2,782	12.2900	34,187	0.18	5.94
December 31,2004 (d)	450	11.6000	5,220	0.87	16.00
VGI
December 31,2007	31	15.2588	479	0.99	2.82
December 31,2006	16	14.8432	238	0.58	16.23
December 31,2005	10	12.7700	122	-	12.21
December 31,2004 (d)	-	-	-	-	-

(d) For the period August 6, 2004 (commencement of operations) through December 31, 2004.
(e) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

* These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in the direct reduction in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests. Balances have been annualized for Sub-Accounts in existence for less than one year.
** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated, or for the period commencing with the first trade date within the fund to the end of the reporting period.

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements – continued

(6) Tax Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the “Code”), a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as a life insurance contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract. The Sponsor believes that the Sub-Account satisfies the current requirements of the regulations, and it intends that the Sub-Account will continue to meet such requirements.

Report of Independent Registered Public Accounting Firm

To the Participants in Sun Life (N.Y.) Variable Account D and the Board of Directors of Sun Life Insurance and Annuity Company of New York (the “Sponsor”):

We have audited the accompanying statements of condition of AIM V. I. International Growth Fund Sub-Account, Alger American Mid Cap Growth Portfolio Sub-Account, AllianceBernstein Variable Product Series Growth and Income Portfolio Sub-Account, Delaware Management Company VIP Growth Opportunities Series, Dreyfus Investment MidCap Stock Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP ContrafundTM Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Franklin Templeton Foreign Securities Fund Sub-Account, Goldman Sachs VIT Structured US Equity Fund Sub-Account, Goldman Sachs Mid Cap Value Fund Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, MFS/Sun Life Series Trust Government Securities Series Sub-Account, MFS/Sun Life Series Trust High Yield Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Series Trust New Discovery Series Sub-Account, MFS/Sun Life Series Trust Total Return Series Sub-Account, MFS/Sun Life Series Trust Utilities Series Sub-Account, MFS/Sun Life Series Trust Value Series Sub-Account, Oppenheimer Variable Capital Appreciation Fund Sub-Account, PIMCO Variable Insurance Trust High Yield Portfolio Sub-Account, PIMCO Variable Insurance Trust Low Duration Portfolio Sub-Account, PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Sub-Account, PIMCO Variable Insurance Trust Real Return Portfolio Sub-Account, PIMCO Variable Insurance Trust Total Return Portfolio Sub-Account, Scudder VIT Small Cap Index Fund Sub-Account, Scudder Variable Series II SVS Dreman Small Cap Value Portfolio Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Real Estate Fund Sub-Account, Sun Capital Blue Chip Mid Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital All Cap Fund Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, and Van Kampen LIT Growth & Income Portfolio Sub-Account of Sun Life (N.Y.) Variable Account D (collectively the “Sub-Accounts”), as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Sponsor’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2008

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the Years Ended December 31,

	2007	2006	2005
Revenues:

Premiums and annuity considerations	$90,882	$38,322	$32,247
Net investment income	94,309	97,365	94,264
Net losses on embedded derivatives	(3,967)	-	-
Net realized investment losses	(3,487)	(6,081)	(4,086)
Fee and other income	26,648	21,083	13,578

Total revenues	204,385	150,689	136,003

Benefits and Expenses:

Interest credited	51,390	56,379	69,641
Policyowner benefits	69,309	29,257	25,663
Amortization of deferred policy acquisition costs and value of business and customer relationships acquired	19,921	18,422	9,491
Other operating expenses	36,417	22,988	23,489

Total benefits and expenses	177,037	127,046	128,284

Income before income tax expense	27,348	23,643	7,719

Income tax expense	8,941	7,410	2,278

Net income	$18,407	$16,233	$5,441

The accompanying notes are an integral part of the consolidated  financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2007	December 31, 2006
ASSETS

Investments:
Available-for-sale fixed maturities at fair value (amortized cost of $1,318,448 and $1,460,077 in 2007 and 2006, respectively)	$1,288,568	$1,463,043
Mortgage loans	170,205	161,292
Policy loans	118	139
Other invested assets	69,138	65,922
Cash and cash equivalents	65,901	54,231

Total investments and cash	1,593,930	1,744,627

Accrued investment income	15,245	15,125
Deferred policy acquisition costs	118,126	85,021
Value of business and customer renewals acquired	16,071	-
Goodwill and other intangible assets	52,488	37,788
Receivable for investments sold	615	1,244
Reinsurance receivable	123,214	5,906
Other assets	21,870	15,146
Separate account assets	929,008	796,827

Total assets	$2,870,567	$2,701,684

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,285,259	$1,437,396
Future contract and policy benefits	93,001	54,100
Net deferred income tax liability	1,045	6,953
Payable for investments purchased	635	5,735
Accrued expenses and taxes	21,625	-
Reinsurance payable to affiliate	117,367	-
Other liabilities	107,458	90,517
Separate account liabilities	929,008	796,827

Total liabilities	2,555,398	2,391,528

Commitments and contingencies – Note 19

STOCKHOLDER’S EQUITY

Common stock, $350 par value – 6,001 shares authorized;
6,001 shares issued and outstanding in 2007 and 2006	2,100	2,100
Additional paid-in capital	239,963	239,963
Accumulated other comprehensive (loss) income	(11,924)	1,432
Retained earnings	85,030	66,661

Total stockholder’s equity	315,169	310,156

Total liabilities and stockholder’s equity	$2,870,567	$2,701,684

The accompanying notes are an integral part of the consolidated  financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the Years Ended December 31,

	2007	2006	2005

Net income	$18,407	$16,233	$5,441
Other comprehensive (loss) income:
Change in unrealized holding losses on available-for-sale
securities, net of tax and policyholder amounts (1)	(12,676)	(4,375)	(10,760)
Reclassification adjustments of realized investment (gains) losses
into net income (2)	(680)	6,295	(4,211)
Other comprehensive (loss) income	(13,356)	1,920	(14,971)

Comprehensive income (loss)	$5,051	$18,153	$(9,530)

(3)	Net of tax benefit of $6.8 million, $2.4 million and $5.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(4)	Net of tax expense (benefit) of $0.4 million, $(3.4) million and $2.3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2004	2,100	239,963	14,483	44,987	301,533

Net income	-	-	-	5,441	5,441
Other comprehensive loss	-	-	(14,971)	-	(14,971)

Balance at December 31, 2005	2,100	239,963	(488)	50,428	292,003

Net income	-	-	-	16,233	16,233
Other comprehensive income	-	-	1,920	-	1,920

Balance at December 31, 2006	$2,100	$239,963	$1,432	$66,661	$310,156

Cumulative effect of accounting changes, net of tax	-	-	-	(38)	(38)
Net income	-	-	-	18,407	18,407
Other comprehensive income	-	-	(13,356)	-	(13,356)

Balance at December 31, 2007	$2,100	$239,963	$(11,924)	$85,030	$315,169

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2007	2006	2005
Cash Flows From Operating Activities:
Net income	$18,407	$16,233	$5,441
Adjustments to reconcile net income to net cash provided by
operating activities:
Net amortization of premiums and accretion of discounts	1,782	3,956	7,224
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	19,921	18,422	9,491
Depreciation and amortization	164	-	-
Net losses on embedded derivatives	3,967	-	-
Net realized investment losses	3,487	6,081	4,086
Interest credited to contractholder deposits	51,390	56,379	69,641
Deferred federal income taxes	290	10,193	(947)
Changes in assets and liabilities:
Additions to deferred policy acquisitions costs and value of business and customer renewals acquired	(56,650)	(23,909)	(9,646)
Accrued investment income	(120)	3,275	844
Net reinsurance receivable/payable	59	(20)	495
Future contract and policy benefits	39,436	3,106	736
Other, net	7,330	(24,855)	29,109

Net cash provided by operating activities	89,463	68,861	116,474

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	337,825	757,662	673,665
Mortgage loans	40,526	29,415	7,584
Other invested assets	24	-	-
Purchases of:
Available-for-sale fixed maturities	(205,932)	(549,218)	(568,813)
Mortgage loans	(49,460)	(46,285)	(15,445)
Other invested assets	(3,231)	(65,858)	-
Net change in policy loans	21	49	(35)
Net change in other investments	3,231	65,845	-

Net cash provided by investing activities	123,004	191,610	96,956

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(in thousands)
For the Years Ended December 31,

	2007	2006	2005

Cash Flows From Financing Activities
Additions to contractholder deposit funds	$180,702	$121,837	$53,495
Withdrawals from contractholder deposit funds	(388,199)	(382,617)	(255,647)
Other, net	6,700	-	-

Net cash used in financing activities	(200,797)	(260,780)	(202,152)

Net change in cash and cash equivalents	11,670	(309)	11,278

Cash and cash equivalents, beginning of year	54,231	54,540	43,262

Cash and cash equivalents, end of year	$65,901	$54,231	$54,540

Supplemental Cash Flow Information
Income taxes (paid) refunded	$(67)	$-	$274
Interest paid	-	-	-

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Sun Life Insurance and Annuity Company of New York (“the Company”) engages in the sale of individual and group fixed and variable annuity contracts, individual and group life insurance, group disability, group dental and group stop loss insurance in the State of New York.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.  The Company's fixed and variable annuity contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).

The Company is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

Effective December 31, 2007, the Company entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate, under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

Effective September 27, 2007, Sun Life U.S. provided a full and unconditional guarantee (the “guarantee”) of the Company's obligation related to its contracts’ fixed investment option period for policies currently in-force or sold on or after that date.  The guarantee has relieved the Company of its obligation to file annual, quarterly, and current reports with the Securities and Exchange Commission on Form 10-K, Form 10-Q, and Form 8-K.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Employee Benefits Group (“EBG”) from Genworth Financial, Inc. (“Genworth”).  Also effective May 31, 2007, the Company entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to the Company.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC asset transfer”).  These agreements, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  The Company paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at a carrying value of approximately $72 million, including $38.7 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to the Company.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements.  These agreements have allowed the Company to expand its product offerings to include group dental insurance.

In 2006, the Company organized a subsidiary, SLNY Private Placement Investment Company I, LLC, to serve as an unregistered variable investment trust in support of the Company's private placement variable universal life and variable annuity business activities.  This trust remains inactive as of December 31, 2007.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

General (continued)

The Company had a greater than or equal to 20%, but less than 50%, interest in two variable interest entities (“VIEs”) at December 31, 2007.  The Company is a creditor in one trust and one limited liability company.  The Company’s maximum exposure to loss related to both VIEs is the investments’ carrying value, which was $9.2 million at December 31, 2007.  The investments in these two VIEs mature in October 2009 and May 2017.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (revised December 2003)" (“FIN 46(R)”).

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments.  Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, fixed maturity securities, mortgage loans, equity securities, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents include cash, commercial paper, money market investments and short-term bank participations.  All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

Investments

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held to maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturities are mortgage-backed securities in the To Be Announced (“TBA”) form.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.  The Company does not typically invest in trading securities and its investment portfolios at December 31, 2007 and 2006 do not include any fixed maturity trading securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other types of CMO, and ABS, are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  In the event that a more appropriate fair value is justified, the price received from a third-party pricing services is adjusted accordingly.   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if it anticipates that the issuers will be unable to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $4.8 million, $0.8 million and $5.5 million for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.  Of the $4.8 million in realized losses for other-than-temporary impairments for the year ended December 31, 2007, all impairments were deemed to be credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would not have increased materially for the years ended December 31, 2007, 2006 and 2005 if these holdings had been performing.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values, net of provisions for estimated losses.  Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property’s value at the time that the original loan is made.

A mortgage loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan’s effective interest rate, or on the loan’s observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower’s ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Policy loans are carried at the amount of the outstanding principal balance.  The loans are collateralized by the respective insurance policy and do not exceed the excess of the net cash surrender value of the policy.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”), are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  During 2007 and 2006, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.  Changes in these assumptions resulted in (a decrease) an increase in DAC amortization of $(3.3) million and $4.7 million for the years ended December, 31, 2007 and 2006, respectively.

The amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income.  DAC was increased (decreased) by $11.8 million and $(0.5) million at December 31, 2007 and 2006, respectively, relating to this adjustment.

Value of Business and Customer Renewals Acquired

VOBA represents the actuarially determined present value of projected future gross profits from the in-force policies included in the SLHIC asset transfer at May 31, 2007.  This amount is amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.

A portion of the assets that were transferred to the Company under the SLHIC asset transfer are the value of customer renewals acquired (“VOCRA”).  VOCRA represents the actuarially determined present value of projected future profits arising from these in-force policies acquired at May 31, 2007 to these policies’ next renewal dates.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Other Assets

Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization.  Depreciation is calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Policy Liabilities and Accruals

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  Loss recognition testing is done periodically to make sure that these assumptions remain adequate.  For the year ended December 31, 2007, no additional reserves were deemed required as a result of the loss recognition testing.  Reserves for GMDB are calculated according to the methodology of the American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for UL contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages and conversions from group policies.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries.  For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination periods.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are determined.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

Revenue and Expenses

Premiums for traditional individual life and annuity products are considered earned revenue when due.  Premiums related to group disability insurance and group stop loss are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal-type and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy, and surrender charges.  Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Other Operating Expenses

Operating expenses primarily represent allocated compensation and general and administrative expenses.  Management believes intercompany expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

Income Taxes

The Company will participate in a consolidated federal income tax return with Sun Life U.S. and other affiliates for the year ended December 31, 2007.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2006 and 2005.

Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, “Accounting for Income Taxes.”  These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

Separate Accounts

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual qualified and non-qualified variable annuity contracts.  Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated financial statements.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The activity of the separate accounts is not reflected in the Company’s consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and, (2) the activity related to the GMDB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized an increase of $38 thousand in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting decrease in its January 1, 2007 balance of retained earnings.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140,” requiring all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The election did not have a material impact on the Company’s results of operations.

In September 2005, the AICPA issued Statement of Position 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”).  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial condition and results of operations.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years.

As of January 1, 2008, the Company has adopted the FV option for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had an amortized cost of $1,118 million and a fair value of $1,113 million.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that are in an unrealized loss position at December 31, 2007, which the Company will continue to do through its current portfolio monitoring process.

The FV option adoption will result in a cumulative-effect adjustment to the opening balance of retained earnings, accumulated other comprehensive income, DAC, VOBA, deferred tax asset and certain other liabilities.  The Company is currently assessing the impact of the effects of this adoption.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.  The Company is currently assessing the impact of SFAS No. 157 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;
•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permitted the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” were met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) on January 1, 2009, and has not yet determined the effect of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and has not yet determined the effect of SFAS No. 160 on its consolidated financial statements.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”).  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date of the SOP and (2) prohibit adoption of the SOP for an entity that has not early adopted the SOP.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have a material impact on the Company’s consolidated financial condition or results of operations.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

2. GOODWILL AND OTHER INTANGIBLE ASSET

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s business acquisitions.  Goodwill of $37.8 million, allocated to the Company’s Wealth Management Segment, is attributable to the 2002 acquisition of Keyport Benefit Life Insurance Company (“KBL”), which was a wholly-owned subsidiary of Keyport Life Insurance Company.  Goodwill of $7.4 million, allocated to the Company’s Group Protection Segment, is attributable to the SLHIC asset transfer.  Additional information on the Company’s business segments is presented in Note 15.

An intangible asset with a gross carrying amount of $7.5 million and a net amortized balance of $7.3 million, allocated to the Group Protection Segment, is also attributable to the SLHIC asset transfer and represents the value of established distribution channels.  This intangible asset has an estimated useful life of 25 years.  Using a half-year convention and the straight-line method, the Company amortized $149 thousand for this intangible for the year ended December 31, 2007.  The Company estimates amortization of $299 thousand for this intangible for each of the five succeeding fiscal years.

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill and indefinite-lived assets are tested for impairment on an annual basis.  The Company completed the required impairment tests during the second quarter of 2007 and concluded that these assets were not impaired.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The following is a summary of affiliated transactions for those affiliates that are not consolidated in the Company’s financial statements.

The Company has agreements with Sun Life U.S. and certain affiliates, under which the Company receives, as requested, certain investment and administrative services on a cost-reimbursement basis.  Expenses under these agreements amounted to approximately $26.5 million, $14.5 million and $16.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company had $9.8 million and $1.0 million due to related parties at December 31, 2007 and 2006, respectively, and $16.1 million and $5.6 million due from related parties at December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, the Company paid $2.0 million, $1.4 million and $1.0 million, respectively, in commission fees to Sun Life Financial Distributors, Inc.

During the years ended December 31, 2006 and 2005, the Company paid $1.5 million and $2.8 million, respectively, in commission fees to Independent Financial Marketing Group, Inc. (“IFMG”).  Effective November 7, 2007, IFMG was sold by Sun Life Financial and is no longer an affiliate of the Company.  IFMG will continue to distribute the Company’s products.  For that period of time in 2007 for when it was still affiliated, the Company paid $1.0 million in commission fees to IFMG.

During 2007, 2006 and 2005, the Company paid $1.3 million, $1.3 million and 1.5 million, respectively, in investment advisory fees to Sun Capital Advisers LLC, a registered investment adviser.

Effective December 31, 2007, the Company entered into a reinsurance agreement with SLOC, under which SLOC will fund a portion of the AXXX reserves attributable to certain individual UL policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  At December 31, 2007, pursuant to this agreement, the Company ceded $63.1 million of policyholder balances, and recorded a funds withheld payable to SLOC of $71.6 million.  The Company also has received from SLOC a ceding commission of $54.2 million and recorded a deferred gain of $45.7 million.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (continued)

Effective May 31, 2007, Sun Life Financial completed its acquisition of EBG.  Also effective May 31, 2007, the Company entered into a series of agreements with SLHIC, one of the acquired companies, through which the New York-issued business of SLHIC was transferred to the Company.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements, in accordance SFAS No. 141, were treated as a transfer of net assets between entities under common control.  The Company paid $40 million of total consideration to SLHIC.  SLHIC transferred assets to the Company at a carrying value of approximately $72 million, including $38.7 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million.

As part of the SLHIC asset transfer, the Company received certain intangible assets totaling $31.3 million.  These include the value of distribution, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is subject to amortization on a straight-line basis over its projected economic life of 25 years.  VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, which is generally not more than two years.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the inforce business acquired, which is 20 years.  For the year ended December 31, 2007, the Company recorded $0.1 million, $5.9 million, and $1.9 million for amortization of the value of distribution, VOBA, and VOCRA, respectively.

Goodwill and value of distribution related to this transaction also have been presented in Note 2.

As more fully described in Note 9, the Company participates in a pension plan and other post-retirement benefit plans sponsored by Sun Life U.S.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of the Company’s fixed maturities were as follows (in 000’s):

	December 31, 2007
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Non-corporate securities
Asset backed securities	$23,653	$75	$(210)	$23,518
Collateralized mortgage obligations	74,027	441	(783)	73,685
Mortgage-backed securities	4,780	123	-	4,903
Foreign government and agency securities	3,570	129	-	3,699
U.S. treasury and agency securities	4,999	414	-	5,413
Total non-corporate securities	111,029	1,182	(993)	111,218
Corporate securities
Basic industry	14,169	120	(272)	14,017
Capital goods	80,959	624	(1,379)	80,204
Communications	97,081	1,761	(1,066)	97,776
Consumer cyclical	90,088	445	(3,970)	86,563
Consumer noncyclical	54,292	436	(502)	54,226
Energy	51,459	670	(457)	51,672
Finance	658,821	1,868	(29,468)	631,221
Technology	25,500	40	(405)	25,135
Transportation	12,926	373	(267)	13,032
Utilities	89,372	1,957	(917)	90,412
Other	32,752	355	(15)	33,092
Total corporate securities	1,207,419	8,649	(38,718)	1,177,350
Total available-for-sale fixed maturities	$1,318,448	$9,831	$(39,711)	$1,288,568

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (continued)

	December 31, 2006
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Non-corporate securities
Asset backed securities	$27,539	$213	$(171)	$27,581
Collateralized mortgage obligations	60,756	129	(514)	60,371
Mortgage-backed securities	47,339	79	(707)	46,711
Foreign government and agency securities	5,662	174	(20)	5,816
U.S. treasury and agency securities	5,897	88	(4)	5,981
Total non-corporate securities	147,193	683	(1,416)	146,460
Corporate securities
Basic industry	8,057	152	(59)	8,150
Capital goods	114,508	1,023	(494)	115,037
Communications	142,346	1,619	(1,573)	142,392
Consumer cyclical	119,327	740	(1,447)	118,620
Consumer noncyclical	39,116	291	(308)	39,099
Energy	43,472	472	(248)	43,696
Finance	691,623	4,892	(2,482)	694,033
Technology	7,000	-	(405)	6,595
Transportation	27,481	331	(53)	27,759
Utilities	97,842	2,202	(1,296)	98,748
Other	22,112	344	(2)	22,454
Total corporate securities	1,312,884	12,066	(8,367)	1,316,583
Total available-for-sale fixed maturities	$1,460,077	$12,749	$(9,783)	$1,463,043

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below (in 000’s).  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$76,790	$76,236
Due after one year through five years	483,297	474,938
Due after five years through ten years	365,312	354,804
Due after ten years	290,589	280,484
Subtotal – Maturities available-for-sale	1,215,988	1,186,462
ABS, CMO and MBS securities	102,460	102,106
Total – Available-for-sale	$1,318,448	$1,288,568

Gross gains of $2.0 million, $3.4 million and $4.6 million, and gross losses of $1.0 million, $10.2 million and $3.2 million were realized on the sale of fixed maturities for the years ended December 31, 2007, 2006 and 2005, respectively.

Fixed maturities with an amortized cost of approximately $0.4 million and $0.5 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2007 and 2006, 95.8% and 96.2%, respectively, of the Company’s fixed maturities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  The Company incurred realized losses totaling $4.8 million, $0.8 million and $5.5 million for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes

At December 31, 2007, the Company held $1.6 billion in invested assets and cash.  Of this balance, $1.3 billion was invested in fixed-maturity securities designated as available-for-sale.  Of the $1.3 billion of available-for-sale fixed maturities, securities with a fair value of $913.4 million were in an unrealized loss position totaling $39.7 million.  At December 31, 2007, 90.8% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $24.3 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $54.6 million, representing 3.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2007, securities with a fair value of $27.6 million, representing 1.7% of the total invested asset balance, were in an unrealized loss position that totaled $2.9 million.  At December 31, 2007, 72% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention given to identification of those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $150 thousand and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List” – Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  As of December 31, 2007, no securities were included on the Company’s Monitor List.

“Watch List” – Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  As of December 31, 2007, securities with an amortized cost of $11.4 million and a fair value of $10.4 million were included on the Company’s Watch List.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List” – Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2007, other-than-temporary impairments of $4.8 million were recorded as a charge to income.  Of this balance, all impairments were deemed to be credit-related.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Investment income would not have increased materially if these holdings had been performing.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities, and length of time that the individual securities had been in an unrealized loss position at December 31, 2007 (dollar amounts in 000’s):

	Less than Twelve Months			Twelve Months or More			Total
	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses
Non-Corporate Securities
Asset backed securities	-	$ -	$ -	16	$ 12,806	$ (210)	16	$ 12,806	$ (210)
Collateralized mortgage obligations	7	7,941	(69)	28	31,957	(714)	35	39,898	(783)
Total Non-Corporate	7	7,941	(69)	44	44,763	(924)	51	52,704	(993)
Corporate Securities
Basic industry	5	8,461	(237)	1	962	(35)	6	9,423	(272)
Capital goods	14	52,401	(1,105)	3	7,918	(274)	17	60,319	(1,379)
Communications	15	46,697	(489)	6	7,572	(577)	21	54,269	(1,066)
Consumer cyclical	20	45,627	(2,158)	8	18,374	(1,812)	28	64,001	(3,970)
Consumer noncyclical	4	18,084	(113)	3	5,422	(389)	7	23,506	(502)
Energy	8	27,776	(401)	3	2,078	(56)	11	29,854	(457)
Finance	131	489,555	(25,280)	36	48,825	(4,188)	167	538,380	(29,468)
Technology	4	15,938	(44)	1	6,639	(361)	5	22,577	(405)
Transportation	6	5,557	(237)	1	739	(30)	7	6,296	(267)
Utilities	16	21,624	(251)	11	21,019	(666)	27	42,643	(917)
Other	5	7,393	(1)	1	2,015	(14)	6	9,408	(15)
Total Corporate Securities	228	739,113	(30,316)	74	121,563	(8,402)	302	860,676	(38,718)
Grand Total	235	$ 747,054	$ (30,385)	118	$ 166,326	$ (9,326)	353	$ 913,380	$ (39,711)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities, and length of time that the individual securities had been in an unrealized loss position at December 31, 2006 (dollar amounts in 000’s):

	Less than Twelve Months			Twelve Months or More			Total
	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses	#	Fair Value	Gross Unrealized Losses
Non-Corporate Securities
Asset backed securities	-	$ -	$ -	4	$ 8,593	$ (171)	4	$ 8,593	$ (171)
Collateralized mortgage obligations	4	6,530	(38)	16	28,111	(476)	20	34,641	(514)
Mortgage-backed securities	8	5,191	(28)	27	30,088	(679)	35	35,279	(707)
Foreign government and agency securities	-	-	-	1	985	(20)	1	985	(20)
U.S. treasury and agency securities	1	315	(3)	1	747	(1)	2	1,062	(4)
Total Non-Corporate	13	12,036	(69)	49	68,524	(1,347)	62	80,560	(1,416)
Corporate Securities
Basic industry	-	-	-	2	1,960	(59)	2	1,960	(59)
Capital goods	4	16,008	(53)	4	15,147	(442)	8	31,155	(495)
Communications	6	16,214	(114)	16	32,831	(1,459)	22	49,045	(1,573)
Consumer cyclical	9	22,117	(223)	15	57,674	(1,224)	24	79,791	(1,447)
Consumer noncyclical	2	3,157	(76)	3	4,567	(231)	5	7,724	(307)
Energy	4	6,636	(116)	3	3,186	(132)	7	9,822	(248)
Finance	27	82,283	(529)	32	66,138	(1,953)	59	148,421	(2,482)
Technology	-	-	-	1	6,595	(405)	1	6,595	(405)
Transportation	2	3,674	(24)	1	793	(29)	3	4,467	(53)
Utilities	9	11,438	(196)	10	27,897	(1,100)	19	39,335	(1,296)
Other	1	2,020	(2)	-	-	-	1	2,020	(2)
Total Corporate	64	163,547	(1,333)	87	216,788	(7,034)	151	380,335	(8,367)
Grand Total	77	$ 175,583	$ (1,402)	136	$ 285,312	$ (8,381)	213	$ 460,895	$ (9,783)

The Company’s available-for-sale fixed maturity gross unrealized loss position as of December 31, 2007 was $29.9 million greater than at December 31, 2006.  The increase in unrealized losses was primarily due to general credit spread widening, partially offset by a decrease in interest rates.  Credit spreads widened primarily due to the deterioration of the sub-prime mortgage market and other liquidity disruptions, impacting the overall credit market.

Deterioration in the U.S. housing market, combined with tightened lending conditions and the market’s flight to quality securities, as well as the increased likelihood of a U.S. recession, also caused credit spreads to widen considerably.  The sectors and industries most significantly impacted include mortgage originators, home builders, financial lenders, residential and commercial mortgage-backed investments, and other structured products, including consumer loan backed investments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses were the Finance and Consumer Cyclical sectors.  As of December 31, 2007, there were 167 securities accounting for unrealized losses of $29.5 million in the Finance sector.  Of these unrealized losses, 98.6% were related to investment-grade issues (rated AAA through BBB-).  As of December 31, 2007, there were 28 securities accounting for unrealized losses of $4.0 million in the Consumer Cyclical sector.  Of these unrealized losses, 49.5% were related to investment-grade issues (rated AAA through BBB-).  All securities held at December 31, 2007 were subject to the Company’s portfolio monitoring process.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

The sales of securities in the year ended December 31, 2007, which were in an unrealized loss position at the time of sale were primarily due to actual liquidity needs that were different from anticipated liquidity needs.  Management responded by selling certain securities that were in an unrealized gain position and by reconsidering the Company’s intent to hold certain securities that were in an unrealized loss position until recovery and selling them at a loss.  The objective of these sales was to keep the portfolio optimally balanced and diversified with respect to asset mix, interest rate risk, yield, duration, and credit quality.

During the year ended December 31, 2007, the Company recorded realized losses totaling $0.6 million on sales of securities with an aggregate fair value of $46.9 million.  The average percentage of selling price to amortized cost was 98.6%.  The largest single trading loss during the year ended December 31, 2007 was $0.2 million.

Mortgage Loans

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property’s value at the time that the original loan is made.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loan’s value has been impaired, appropriate losses are recorded.  The Company had no restructured mortgage loans at December 31, 2007 and 2006, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Mortgage Loans (continued)

Mortgage loans comprise the following property types (in 000’s):

	December 31,
Property Type:	2007	2006
Office building	$47,284	$52,777
Residential	1,609	1,700
Retail	79,356	66,564
Industrial/warehouse	32,672	31,842
Other	9,520	8,645
Valuation allowance	(236)	(236)

Total	$170,205	$161,292

Mortgage loans comprise the following geographic regions (in 000’s):

	December 31,
Geographic region:	2007	2006
Alabama	$1,838	$-
Arizona	6,322	5,485
California	5,579	10,481
Colorado	9,812	5,773
Delaware	-	11,279
Florida	16,151	22,592
Georgia	8,453	7,206
Idaho	578	594
Illinois	1,919	1,987
Indiana	6,722	6,114
Kansas	2,664	2,729
Louisiana	1,475	-
Maryland	9,972	10,345
Massachusetts	486	536
Michigan	3,136	324
Minnesota	528	550
Mississippi	738	770
Missouri	8,266	7,297
Nevada	57	1,184
New Jersey	6,598	9,305
New Mexico	697	-
New York	17,357	15,256
North Carolina	3,018	3,261
Ohio	11,252	9,806
Oregon	994	-
Pennsylvania	10,163	7,360
South Carolina	-	537
Tennessee	2,100	-
Texas	27,725	14,535
Utah	2,292	2,492
Virginia	3,549	3,730
Valuation allowance	(236)	(236)
Total	$170,205	$161,292

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (Continued)

Mortgage Loans (continued)

At December 31, 2007, scheduled mortgage loan maturities were as follows (in 000’s):

2008	$4,699
2009	192
2010	1,027
2011	11,440
2012	5,173
Thereafter	147,674
Total	$170,205

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future.  The outstanding funding commitments for these mortgages amounted to $3.4 million and $7.8 million at December 31, 2007 and 2006, respectively.

Securities Lending

On May 1, 2006, the Company established a securities lending program which requires the borrower to provide collateral on a daily basis in amounts in excess of 102% of the fair value of the applicable securities loaned.  The Company retains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral.  The fair value of collateral held and included in other invested assets was $69.1 million and $65.8 million at December 31, 2007 and 2006, respectively.  Fee income earned on securities lending transactions was $0.2 million and $0.1 million for the years ended December 31, 2007 and 2006, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

5. NET REALIZED INVESTMENT LOSSES

Net realized investment losses consisted of the following for the years ended December 31 (in 000’s):

	2007	2006	2005

Fixed maturities	$1,028	$(6,834)	$1,462
Mortgage loans	(21)	-	-
Short-term investments	18	-	(2)
Other-than-temporary impairments	(4,823)	(771)	(5,546)
Sales of previously impaired assets	311	1,524	-
Total	$(3,487)	$(6,081)	$(4,086)

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31 (in 000’s):

	2007	2006	2005

Fixed maturities	$84,065	$88,091	$87,428
Mortgage loans	11,249	10,017	8,500
Other	266	591	(211)
Gross investment income	95,580	98,699	95,717
Less: Investment expenses	1,271	1,334	1,453
Net investment income	$94,309	$97,365	$94,264

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31 (in 000’s):

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 65,901	$ 65,901	$ 54,231	$ 54,231
Fixed maturities	1,288,568	1,288,568	1,463,043	1,463,043
Equity securities	-	-	17	17
Mortgage loans	170,205	172,128	161,292	162,268
Policy loans	118	118	139	139
Separate account assets	929,008	929,008	796,827	796,827

Financial liabilities:
Contractholder deposit funds and other policy liabilities	1,285,259	1,187,534	1,437,396	1,397,225
Separate account liabilities	929,008	929,008	796,827	796,827

The following methods were used by the Company in determining the estimated fair value of its financial instruments:

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities and equity securities: The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

Structured securities, such as CMO, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMO.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

For privately-placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair value of equity securities are based on quoted market prices.  Equity securities are included as a component of other invested assets.

Mortgage loans: The fair values of mortgage are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate account assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are included in contractholder deposit funds.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.  The following discussion is organized by the Company’s business segments involved in reinsurance agreements.  Additional information on the Company's business segments is presented in Note 15.

Group Protection Segment

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly- renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $0.7 million per claim for group life contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure specific claims for amounts in excess of $1.0 million per claim for stop loss contracts ceded by the Company.  The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $4 thousand per claim per month for long-term disability contracts ceded by the Company.  The retention limit was raised to $9 thousand per claim per month for claims incurred on or after January 1, 2006.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The Company has an agreement, effective May 31, 2007, to assume the net risks of an affiliate, SLHIC, for its New York-issued policies.

The effects of reinsurance were as follows (in 000’s):

	For the Years Ended December 31,
	2007	2006	2005

Premiums and annuity considerations:
Direct	$47,194	$40,773	$34,863
Assumed – Affiliated	46,582	-	-
Ceded – Non-affiliated	2,894	2,451	2,616
Net premiums and annuity considerations	$90,882	$38,322	$32,247

Policyowner benefits:
Direct	$43,967	$31,579	$27,388
Assumed – Affiliated	30,018	-	-
Ceded – Non-affiliated	4,676	2,322	1,725
Net policyowner benefits	$69,309	$29,257	$25,663

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

8. REINSURANCE (Continued)

Group Protection Segment (continued)

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim.  Management believes that any liability from this contingency is unlikely.  However, to limit the possibility of such losses, the Company regularly evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

The following schedule reflects related party reinsurance information as recorded in income for the year ended December 31, 2007 (in 000's).

2007

Assumed premiums	$46,582
Assumed benefits, included in policyowner benefits	$30,018
Assumed commissions, included in other operating expenses	$4,583

The Company had no related party reinsurance transactions for the years ended December 31, 2006 or 2005.

Individual Protection Segment

Effective December 31, 2007, the Company entered into a reinsurance agreement with SLOC, under which SLOC will fund a portion of the AXXX reserves attributable to certain individual UL policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  At December 31, 2007, pursuant to this agreement, the Company ceded $63.1 million of policyholder balances, and recorded a funds withheld payable to SLOC of $71.6 million.  The Company also has received from SLOC a ceding commission of $54.2 million and recorded a deferred gain of $45.7 million.

9.  RETIREMENT PLANS

Pension Plan

The Company participates in a non-contributory defined benefit pension plan (the “Pension Plan”) that is sponsored by Sun Life U.S., which is directly liable for the related obligations.  Benefits under the Pension Plan are based on years of service and employees’ average compensation.  The Company is allocated a portion of the Pension Plan’s expenses, or allocated a credit if expected return on plan assets exceeds the Pension Plan’s expenses.  The allocated (credit) expenses were $(165) thousand, $(38) thousand and $211 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.  Included in the 2005 allocation is a curtailment charge of $205 thousand related to changes in the Pension Plan.

401(k) Savings Plan

The Company participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible to participate at date of hire.  Employer contributions are matched up to a specified amount of the employee’s contributions to the 401(k) Plan.  The Company’s portion of this employer contribution was $21 thousand, $45 thousand, and $16 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (Continued)

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life U.S. that provides certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age-plus-service condition.  Life insurance benefits are generally set at a fixed amount.  The Company is allocated a portion of these post-retirement benefit plan expenses.  The allocated expenses were $9 thousand, $13 thousand and $8 thousand for the years ended December 31, 2007, 2006 and 2005, respectively.

10. FEDERAL INCOME TAXES

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized an increase of $38 thousand in the liability for unrecognized tax benefits (“UTBs”) and related net interest, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $2.5 million as of December 31, 2007 ($0.6 million as of January 1, 2007).  Of this total, $256 thousand of tax benefits would favorably affect the Company’s effective tax rate if the tax benefits were recognized in the financial statements.  In addition, consistent with the provisions of FIN 48, the Company reclassified $2.3 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2007.

The net increase in the tax liability, excluding accrued interest, of $1,966 thousand since the date of adoption resulted from the following (in 000’s):

Balance at January 1, 2007	$ 554
Gross increases related to tax positions in prior years	2,464
Gross decreases related to tax positions in prior years	(498)
Gross increases related to tax positions in current year	-
Settlements	-
Close of tax examinations / statutes of limitations	-

Balance at December 31, 2007	$ 2,520

The Company records interest and penalties related to income taxes as a component of other income or expense in the consolidated statements of operations.  The Company recognized $38 thousand of net interest and penalties as at January 1, 2007.  During the years ended December 31, 2007, the Company recognized an additional $75 thousand in gross interest and penalties related to UTBs.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company’s federal income tax returns are periodically audited by the Internal Revenue Service (“IRS”), and provisions are made in the consolidated financial statements in anticipation of the results of these audits.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2001 and 2002.  The Company is currently at the Appeals Division of the IRS with respect to the tax years 2001 and 2002.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  This examination is anticipated to be completed by August 1, 2008.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company does not believe that any adjustments would be material to its financial position.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (continued)

The Company's accounting records for tax years 2001 through 2007 remain subject to examination by the IRS.

The Company will participate in a consolidated federal income tax return with Sun Life U.S. and other affiliates for the year ended December 31, 2007.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2006 and 2005.  A summary of the components of federal income tax expense (benefit) in the statements of income for the years ended December 31, is as follows (in 000’s):

	2007	2006	2005
Federal income tax expense (benefit):
Current	$8,651	$(2,783)	$3,225
Deferred	290	10,193	(947)

Total federal income tax expense	$8,941	$7,410	$2,278

Federal income taxes attributable to operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate of 35%.  The Company’s effective rate differed from the statutory federal income tax rate as follows (in 000’s):

	2007	2006	2005

Federal income tax expense at statutory rate	$9,571	$8,275	$2,702
Prior year adjustments, including settlements	(208)	(340)	(424)
Separate account dividend received deduction	(438)	(525)	-
Other permanent items	16	-	-

Total federal income tax expense	$8,941	$7,410	$2,278

Net deferred income tax (liabilities) assets represent the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s deferred tax assets and liabilities as of December 31 were as follows (in 000’s):

	2007	2006

Deferred tax assets:
Actuarial liabilities	$31,025	$4,555
Net operating loss	-	7,954
Investments, net	1,532	762

Total deferred tax assets	32,557	13,271

Deferred tax liabilities:
Deferred policy acquisition costs	(31,110)	(18,836)
Other	(2,492)	(1,388)

Total deferred tax liabilities	(33,602)	(20,224)

Net deferred tax liability	$(1,045)	$(6,953)

The Company had a federal income tax payment of $67 thousand for the year ended December 31, 2007.  The Company had no net income tax payments for the year ended December 31, 2006.  The Company received income tax refunds of approximately $274 thousand for the year ended December 31, 2005.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s stop loss, group life and group disability insurance products is summarized below (in 000’s):

	2007	2006

Balance at January 1	$36,689	$33,141
Less: reinsurance recoverable	(5,906)	(5,886)
Net balance at January 1	30,783	27,255
Incurred related to:
Current year	96,377	26,644
Prior years	(1,805)	(1,294)
Total incurred	94,572	25,350
Paid losses related to:
Current year	(47,531)	(14,881)
Prior years	(8,867)	(6,941)
Total paid	(56,398)	(21,822)

Balance at December 31	74,878	36,689
Less: reinsurance recoverable	(5,921)	(5,906)
Net balance at December 31	$68,957	$30,783

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are determined.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million and $1.3 million in 2007 and 2006, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES

As disclosed in Note 1, the Company records its reserves for GMDBs in accordance with SOP 03-1, whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.  The major provisions of SOP 03-1 that affect the Company require:

•	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts.
•	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC.
•	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007 (in 000’s):

Benefit Type	Account Balance	Net Amount at Risk (a)	Average Attained Age
Minimum Death	$1,005,573	$24,860	63.8
Minimum Accumulation or Withdrawal	$395,132	$581	60.7

(a) Net amount at risk represents the difference between the guaranteed benefit and account balance.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006 (in 000’s):

Benefit Type	Account Balance	Net Amount at Risk (a)	Average Attained Age
Minimum Death	$895,458	$31,752	63.8
Minimum Accumulation or Withdrawal	$232,257	$6	60.2

(a) Net amount at risk represents the difference between the guaranteed benefit and account balance.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (continued)

The following roll-forward summarizes the reserve for the GMDB for the years ended December 31, (in 000’s):

	2007	2006
Balance at January 1	$681	$681
Benefit Ratio Change / Assumption Changes	183	84
Incurred guaranteed benefits	603	840
Paid guaranteed benefits	(806)	(972)
Interest	49	48

Balance at December 31	$710	$681

Because the Company has not issued products that contain a guaranteed minimum income benefit (“GMIB”), there was no requirement for a GMIB reserve as of December 31, 2007.

The liability for death benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are recorded at fair value through earnings.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies.  The net balance of GMABs and GMWBs constituted (a liability) an asset in the amount of $(3.6) million and $0.4 million at December 31, 2007 and 2006, respectively.

13. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follow (in 000’s):

	2007	2006

Balance at January 1	$85,021	$80,640
Acquisition costs deferred	32,796	24,163
Amortized to expense during year	(12,138)	(18,422)
Adjustment related to change in unrealized
investment (gains) losses during year	12,447	(1,360)
Balance at December 31	$118,126	$85,021

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and VOCRA for the year ended December 31, 2007 were as follows (in 000's):

2007

Balance at January 1	$-
Amount capitalized resulting from the SLHIC asset transfer	23,854
Amortized to expense during the year	(7,783)
Balance at December 31	$16,071

Additions to VOBA and VOCRA were a result of the SLHIC asset transfer, as described in Note 1.  VOBA transferred was $7.6 million and VOCRA transferred was $16.2 million.

15. SEGMENT INFORMATION

The Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing-related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to be more closely aligned with rating agency standards.  The changes impact the amount of capital and income on capital that is allocated to the Company’s Wealth Management, Individual Protection and Group Protection Segments from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers fixed and variable annuity products.

Group Protection

The Group Protection Segment markets, sells and administers group life, stop loss, long-term disability and short-term disability, and group dental insurance products.  These products are sold to small and mid-size employers that provide group benefits for their employees.

Individual Protection

The Individual Protection Segment markets, sells and administers universal life insurance, variable universal life insurance and conversions from the Company’s group life product.

Corporate

The Corporate Segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

15. SEGMENT INFORMATION (continued)

The following amounts pertained to the various business segments (in 000’s):

Year ended December 31, 2007

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$93,074	$93,253	$15,646	$2,412	$204,385
Total Expenditures	80,877	93,232	7,019	(4,091)	177,037
Pretax Income	12,197	21	8,627	6,503	27,348

Net Income	$8,274	$13	$5,608	$4,512	$18,407

Total Assets	$2,308,807	$120,942	$371,845	$68,973	$2,870,567

Year ended December 31, 2006

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$97,296	$39,833	$8,226	$5,334	$150,689
Total Expenditures	86,956	35,356	7,662	(2,928)	127,046
Pretax Income	10,340	4,477	564	8,262	23,643

Net Income	$7,803	$2,910	$366	$5,154	$16,233

Total Assets	$2,357,623	$80,969	$123,752	$139,340	$2,701,684

Year ended December 31, 2005

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total Revenues	$101,854	$32,604	$1,366	$179	$136,003
Total Expenditures	94,084	32,333	1,899	(32)	128,284
Pretax Income (Loss)	7,770	271	(533)	211	7,719

Net Income (Loss)	$5,475	$176	$(347)	$137	$5,441

Total Assets	$2,649,575	$55,319	$10,575	$1,069	$2,716,538

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

15. SEGMENT INFORMATION (continued)

As described earlier, effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to be more closely aligned with rating agency standards.  The following provides a summary of the amounts allocated from the Corporate Segment to the other segments related to the allocation of income on capital for the years presented (in 000’s):

Year ended December 31, 2007

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Pretax income (loss)	$2,903	$648	$3,708	$(7,259)	$-

Year ended December 31, 2006

Pretax income (loss)	$4,401	$775	$814	$(5,990)	$-

Year ended December 31, 2005

Pretax income (loss)	$12,379	$362	$-	$(12,741)	$-

16. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the New York State Insurance Department prepared on a statutory accounting basis prescribed or permitted by the State of New York.  For the years ended December 31, 2007, 2006 and 2005, there were no permitted practices followed.  Statutory net income and capital stock and surplus differ from net income and stockholder’s equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, and income tax expense reflects only taxes paid or currently payable.

The Company’s statutory capital and surplus, and net (loss) income were as follows (in 000’s):

	Unaudited for the Years ended December 31,
	2007	2006	2005

Statutory capital and surplus	$ 206,952	$ 132,693	$ 180,009
Statutory net loss	(25,380)	(51,183)	(11,841)

17. DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers.  New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  The Company is permitted to pay dividends up to a maximum of $20.7 million in 2008 without prior approval from the New York Superintendent of Insurance.  No dividends were paid by the Company during 2007, 2006 or 2005.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows (in 000’s):

	2007	2006	2005
Unrealized (losses) gains on available-for-sale securities	$(29,880)	$2,976	$(1,785)
Changes in reserves due to unrealized (losses) gains on available-for-sale securities	(592)	(452)	(3)
Changes in DAC due to unrealized (losses) gains on available-for-sale securities	11,780	(537)	823
Tax effect and other	6,768	(555)	477

Accumulated other comprehensive (loss) income	$(11,924)	$1,432	$(488)

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s insolvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2006-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the year ended December 31, 2007, the Company recorded a benefit of $438 thousand related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended December 31, 2007, 2006 and 2005

19. COMMITMENTS AND CONTINGENCIES (Continued)

Indemnities

In the normal course of business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under non-cancelable operating leases with terms of up to 10 years.  As of December 31, 2007, minimum future lease payments under such leases were as follows (in 000’s):

2008	$ 283
2009	283
2010	44
Total	$ 610

Total rental expense for the years ended December 31, 2007, 2006 and 2005 was $1.5 million, $0.8 million and $1.0 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Insurance and Annuity Company of New York and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 18, 2008

74

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Insurance and Annuity Company of New York, dated April 24, 2003, authorizing the establishment of Sun Life (N.Y.) Variable Account D (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

B.	None.

C.
Principal Underwriting Agreement between Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc., dated February 1, 2003 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

D.
(1) Survivorship Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105441, filed with the Securities and Exchange Commission on May 21, 2003.)

(2) Maturity Extension Rider (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105441, filed with the Securities and Exchange Commission on May 21, 2003.)

(3) Aviation Exclusion Endorsement (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105441, filed with the Securities and Exchange Commission on May 21, 2003.)

E.
(1) Application for Survivorship Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(2) Aviation Questionnaire (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(3) Certificate of Insurability (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(4) Personal Finance Questionnaire (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

F.
Charter and By-Laws of Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Depositor's Quarterly Report on Form 10-Q, File No. 333-01079, filed with the Securities and Exchange Commission on May 14, 2004.)

G.
Specimen Reinsurance Contract.  (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)      Participation Agreement, dated April 17, 2000, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-67864, filed with the Securities and Exchange Commission on November 6, 2002.)

(2)      Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)       Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on May 2, 2005.)

(4)       Participation Agreement, dated September 1, 2001, by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(6)      Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 033-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

 (7)      Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8)      Participation Agreement, dated August 1, 2003, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account J on Form N-6, File No. 333-136433, filed with the Securities and Exchange Commission on August 9, 2006.)

(9)
Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(10)
Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11)
Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(12)
Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(13)
Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(14)
Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(15)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(16)
Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File 333-105438, filed with the Securities and Exchange Commission on May 2, 2005.)

(17)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Insurance and Annuity Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File 333-105438, filed with the Securities and Exchange Commission on May 2, 2005.)

(18a)   Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(18b)  Amendment 1, dated October 1, 2006, to the Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 1 to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit 15b, File No. 333-136435, filed with the Securities and Exchange Commission on April 27, 2007.)

I.	(1)
Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(2)           Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000.  (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

J.	(1)
Powers of Attorney. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105441, filed with the Securities and Exchange Commission on April 28, 2008.)

(2)
Resolution of the Board of Directors of the Depositor dated July 24, 2003, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-100475, filed with the Securities and Exchange Commission on April 23, 2004.)

K.           Legal Opinion.

L.           None.

M.           None.

N.           Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and	Principal Positions and Officers
Business Address	With Depositor

Thomas A. Bogart	Director
Sun Life Assurance Company of Canada
150 King Street West
Toronto, Ontario Canada M5H 1J9

Ronald H. Friesen	Director and Senior Vice President and Chief
Sun Life Assurance Company of Canada (U.S.)	Financial Officer and Treasurer
One Sun Life Executive Park
Wellesley Hills, MA 02481

Scott M. Davis	Director and Senior Vice President and General
Sun Life Assurance Company of Canada (U.S.)	Counsel
One Sun Life Executive Park
Wellesley Hills, MA 02481

Leila Heckman	Director
Bear Stearns Asset Management
383 Madison Avenue
New York, NY 10179

Donald B. Henderson, Jr.	Director
Dewey & LeBoeuf, L.L.P.
125 West 55th Street
New York, NY 10019

Peter R. O'Flinn	Director
344 Cream Hill Road
West Cornwall, CT 06796

Robert C. Salipante	Director and Chairman and President
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, MA 02481

Barbara Z. Shattuck	Director
Shattuck Hammond Partners LLC
630 Fifth Avenue, Suite 2950
New York, NY 10019

David K. Stevenson	Director
47 Village Avenue, Unit 301
Dedham, MA 02026

Keith Gubbay	Director and Senior Vice President and Chief Actuary
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, MA 02481

Michael E. Shunney	Director and Senior Vice President and General
Sun Life Assurance Company of Canada (U.S.)	Manager, Sun Life Financial Distribution Group
One Sun Life Executive Park
Wellesley Hills, MA 02481

Michele G. Van Leer	Director and Senior Vice President and General
Sun Life Assurance Company of Canada (U.S.)	Manager, Retail Insurance and Annuity
One Sun Life Executive Park	Division
Wellesley Hills, MA 02481

James M.A. Anderson	Executive Vice President and Chief Investment
Sun Life Assurance Company of Canada	Officer
150 King Street West
Toronto Ontario Canada M5H 1J9

Michael S. Bloom	Assistant Vice President and Senior Counsel and
Sun Life Assurance Company of Canada (U.S.)	Secretary
One Sun Life Executive Park
Wellesley Hills, MA 02481

Maura E. Slattery Machold	Vice President, Human Resources
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, MA 02481

John R. Wright	Executive Vice President, Sun Life Financial
Sun Life Assurance Company of Canada (U.S.)	U.S. Operations
One Sun Life Executive Park
Wellesley Hills, MA 02481

Janet Whitehouse	Director and Senior Vice President and General
Sun Life Assurance Company of Canada (U.S.)	Manager, Employee Benefits Group
One Sun Life Executive Park
Wellesley Hills, MA 02481

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York, a wholly-owned subsidiary of Sun Life of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 of Sun Life of Canada (U.S.) Variable Account F, File No. 333-83516, filed February 12, 2008.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

ITEM 29.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, DBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B and C, J and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

James J. Cahill	President
Scott M. Davis	Director
Michele G. Van Leer	Director
Ronald H. Friesen	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa M. Gair	Assistant Secretary
Michelle D’Albero	Counsel

The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 60 East 42nd Street, Suite 1115, New York, New York 10165, at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Sun Life Assurance Company of Canada (U.S.), at One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Insurance and Annuity Company of New York hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life Insurance and Annuity Company of New York.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 13th day of October, 2008.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Depositor)

By: /s/ Robert C. Salipante*
Robert C. Salipante
President

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President
and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity Company of New York, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	President and Chairman and Director	October 13, 2008
Robert C. Salipante	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer	October 13, 2008
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President and Chief Accounting Officer	October 13, 2008
Michael K. Moran
(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	October 13, 2008
Sandra M. DaDalt	Keith Gubbay, Director
Janet Whitehouse, Director
Donald B. Henderson, Jr., Director
Peter R. O'Flinn, Director
David K. Stevenson, Director
Barbara Z. Shattuck, Director
Leila Heckman, Director
Thomas A. Bogart, Director
Scott M. Davis, Director
Michele G. Van Leer, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-100475) filed on April 23, 2004.

74

EXHIBIT INDEX

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)

74